[ACCREDITED ACCEPTANCE CORP.]

Depositor,

[ACCREDITED HOME LENDERS, INC.]

Servicer and Sponsor,

and

[                                         ]

Trustee

POOLING AND SERVICING AGREEMENT

Dated as of [                    ], 20[    ]

Mortgage Pass-Through Certificates

Series [            ]

TABLE OF CONTENTS

Page

This Pooling and Servicing Agreement, dated and effective as of [            ], is entered into among Accredited Acceptance Corp., as depositor (the “Depositor”), Accredited Home Lenders, Inc., as servicer (the “Servicer”), and [TRUSTEE], as trustee (the “Trustee”).

PRELIMINARY STATEMENT:

The Depositor intends to sell pass-through certificates (collectively, the “Certificates”), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of [            ] classes of certificates, designated as (i) [the Class 1-A1-A Certificates, (ii) the Class 1-A1-B Certificates, (iii) the Class 1-A1-C Certificates, (iv) the Class 1-AM Certificates, (v) the Class 2-A Certificates, (vi) the Class 1-M-1 Certificates, (vii) the Class 1-M-2 Certificates, (viii) the Class 1-M-3 Certificates, (ix) the Class 1-M-4 Certificates, (x) the Class 1-M-5 Certificates, (xi) the Class 1-M-6 Certificates, (xii) the Class 1-M-7 Certificates, (xiii) the Class 1-M-8 Certificates, (xiv) the Class 1-B Certificates, (xv) the Class 1-C Certificates, (xvi) the Class 2-C Certificates, (xvii) the Class 1-P Certificates, (xviii) the Class 2-P Certificates, and (xix) the Class R Certificates.]

REMIC 1

As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of Loan Group 1 and certain other related assets (other than the Group 1 Net WAC Shortfall Reserve Fund, any related Servicer Prepayment Charge Payment Amounts, the Class M Interest Reserve Fund and, for the avoidance of doubt, the Group 1 Supplemental Interest Trust, the Group 1 Derivative Account, the Group 1 Interest Rate Swap Agreement, the Group 1 Cap Contracts and the Group 1 Collateral Account) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC 1.” The Class R-1 Interest will be the sole class of Residual Interests in REMIC 1 for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the Uncertificated REMIC 1 Pass-Through Rate, the initial Uncertificated Principal Balance and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the REMIC 1 Regular Interests (as defined herein). None of the REMIC 1 Regular Interests will be certificated.

Designation	Uncertificated REMIC 1 Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date (1)

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Designation	Uncertificated REMIC 1 Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date (1)

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Designation	Uncertificated REMIC 1 Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date (1)

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Designation	Uncertificated REMIC 1 Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date (1)

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Designation	Uncertificated REMIC 1 Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date (1)

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(1)	For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan in Loan Group 1 with the latest possible maturity date has been designated as the “latest possible maturity date” for each REMIC 1 Regular Interest.
(2)	Calculated in accordance with the definition of “Uncertificated REMIC 1 Pass-Through Rate” in this Agreement.

REMIC 2

As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of Loan Group 2 and certain other related assets (other than the Group 2 Net WAC Shortfall Reserve Fund, any related Servicer Prepayment Charge Payment Amounts and, for the avoidance of doubt, the Group 2 Supplemental Interest Trust, the Group 2 Derivative Account, the Group 2 Interest Rate Swap Agreement, the Group 2 Cap Contract and the Group 2 Collateral Account) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC 2.” The Class R-2 Interest will be the sole class of Residual Interests in REMIC 2 for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC 2 Pass-Through Rate, the initial Uncertificated Principal Balance and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the REMIC 2 Regular Interests (as defined herein). None of the REMIC 2 Regular Interests will be certificated.

Designation	Uncertificated REMIC 2 Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date (1)

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Designation	Uncertificated REMIC 2 Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date (1)

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Designation	Uncertificated REMIC 2 Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date (1)

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Designation	Uncertificated REMIC 2 Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date (1)

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Designation	Uncertificated REMIC 2 Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date (1)

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(1)	For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan in Loan Group 2 with the latest possible maturity date has been designated as the “latest possible maturity date” for each REMIC 2 Regular Interest.
(2)	Calculated in accordance with the definition of “Uncertificated REMIC 2 Pass-Through Rate” in this Agreement.

REMIC 3

As provided in this Agreement, the Trustee will make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests and the REMIC 2 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC 3”. The Class R-3 Interest will represent the sole class of Residual Interests in REMIC 3 for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated REMIC 3 Pass-Through Rate, the initial Uncertificated Principal Balance and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each of the REMIC 3 Regular Interests (as defined herein). None of the REMIC 3 Regular Interests will be certificated.

Designation	Uncertificated REMIC 3 Pass-Through Rate	Initial Uncertificated Principal Balance	Latest Possible Maturity Date(1)

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(1)	For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan in Loan Group 1 with the latest maturity date has been designated as the “latest possible maturity date” for each REMIC 3 Group 1 Regular Interest (as defined herein), and the Distribution Date immediately following the maturity date for the Mortgage Loan in Loan Group 2 with the latest maturity date has been designated as the “latest possible maturity date” for each REMIC 3 Group 2 Regular Interest (as defined herein).
(2)	Calculated in accordance with the definition of “Uncertificated REMIC 3 Pass-Through Rate” in this Agreement.
(3)	REMIC 3 Regular Interest 1-IO and REMIC 3 Regular Interest 2-IO will not have Uncertificated Principal Balances but will accrue interest on their respective uncertificated notional amounts calculated in accordance with the related definition of “Uncertificated Notional Amount” herein.

REMIC 4

As provided in this Agreement, the Trustee will make an election to treat the segregated pool of assets consisting of the REMIC 4 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC 4”. The Class R-4 Interest will represent the sole class of Residual Interests in REMIC 4 for purposes of the REMIC Provisions.

The following table irrevocably sets forth the designation, the Pass-Through Rate, the Initial Certificate Principal Balance and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each class of Certificates and interests that represents ownership of one or more of the Regular Interests in REMIC 4 created hereunder.

Each Certificate, other than the Class R Certificates, represents ownership of a Regular Interest in REMIC 4 and also represents (i) the right to receive, or the obligation to make, as described herein, payments with respect to the related Net WAC Shortfall Amount (as defined herein) and (ii) the obligation to pay, or the right to receive, as described herein, related Class IO Distribution Amounts (as defined herein). The entitlement to principal of the Regular Interest which corresponds to each Certificate shall be equal in amount and timing to the entitlement to principal of such Certificate.

Class Designation	Initial Certificate Principal Balance	Pass-Through Rate	Assumed Final Maturity Date(1)

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(1)	For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan in Loan Group 1 with the latest maturity date has been designated as the “latest possible maturity date” for each Regular Interest in REMIC 4 the ownership of which is represented by the Class 1-A, Class 1-M, Class 1-B, Class 1-C and Class 1-P Certificates and the Class 1-IO Interest, and the Distribution Date in the month following the maturity date for the Mortgage Loan in Loan Group 2 with the latest maturity date has been designated as the “latest possible maturity date” for each Regular Interest in REMIC 4 the ownership of which is represented by the Class 2-A, Class 2-C and Class 2-P Certificates and the Class 2-IO Interest.
(2)	This Class of Certificates represents ownership of a Regular Interest in REMIC 4. Any amount distributed on this Class of Certificates on any Distribution Date in excess of the amount distributable on the related Regular Interest in REMIC 4 on such Distribution Date shall be treated for federal income tax purposes as having been paid from the related Net WAC Shortfall Reserve Fund or the related Supplemental Interest Trust, as applicable, and any amount distributable on the related Regular Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on such Class of Certificates on such Distribution Date shall be treated for such purposes as having been distributed to the Holders of such Certificates and then paid by such Holders to the related Supplemental Interest Trust, all pursuant to and as further provided in Section 4.10 and Section 4.11 hereof.
(3)	Calculated in accordance with the definition of “Pass-Through Rate” in this Agreement. Each Regular Interest in REMIC 4 which corresponds to a Class 1-A, Class 2-A, Class 1-B or Class 1-M Certificate will have the same Pass-Through Rate as such Certificate, except with respect to the related Net WAC Rate. The Net WAC Rate for each such Regular Interest in REMIC 4 and Certificate is specified in the related definition of “Net WAC Rate .”
(4)	The Class 1-C Certificates and Class 2-C Certificates will accrue interest at their variable Pass-Through Rates on their Notional Balances outstanding from time to time, which shall equal the aggregate Uncertificated Principal Balances of the REMIC 3 Group 1 Regular Interests (other than REMIC 3 Regular Interest 1-P) or the REMIC 3 Group 2 Regular Interests (other than REMIC 3 Regular Interest 2-P), respectively. The Class C Certificates will not accrue interest on their Certificate Principal Balances.

(5)	The Class 1-P Certificates and Class 2-P Certificates do not accrue interest.
(6)	For federal income tax purposes, the Class 1-IO Interest and Class 2-IO Interest will not have Uncertificated Principal Balances, but will have notional amounts equal to the Uncertificated Notional Amounts of REMIC 3 Regular Interest 1-IO and REMIC 3 Regular Interest 2-IO, respectively.
(7)	For federal income tax purposes, the Class 1-IO Interest and Class 2-IO Interest will not have Pass-Through Rates, but will be entitled to 100% of the amounts distributed on REMIC 3 Regular Interest 1-IO and REMIC 3 Regular Interest 2-IO, respectively.

ARTICLE I

DEFINITIONS

Section 1.01. Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations in respect of interest on the Class A, Class M and Class B Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Accrual Period. All calculations of interest on the Class C Certificates will be made on the basis of a 360-day year consisting of twelve 30-day months. The Class 1-P, Class 2-P and Class R Certificates do not accrue interest.

“Accepted Servicing Practices”: The Servicer’s normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service, for their own account, mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

“Accrual Period”: With respect to each Class of Certificates (other than the Class C, Class P and Class R Certificates) and the Distribution Date in [            ] the period commencing on the Closing Date and ending on the day preceding the Distribution Date in [            ] and (ii) with respect to any Distribution Date after the Distribution Date in [            ] the period commencing on the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date. With respect to the Class C Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date.

“Adjustment Date”: As to each adjustable-rate Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

“Advance”: As to any Mortgage Loan, any advance made by the Servicer on any Distribution Date pursuant to Section 3.18.

“Affected Party”: As defined in the related Interest Rate Swap Agreement.

“Affiliate”: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and “controlling” and “controlled” shall have meanings correlative to the foregoing.

“Aggregate Stated Principal Balance”: As of any date of determination, the aggregate Stated Principal Balance of the Mortgage Loans.

“Agreement”: This Pooling and Servicing Agreement and all amendments hereof.

“Allocated Realized Loss Amount”: With respect to any Class of Offered Certificates and the Class 1-B Certificates and any Distribution Date, an amount equal to the sum of any Realized Loss allocated to that Class of Certificates on that Distribution Date (other than, with respect to the [                    ] Certificates, a Realized Loss which was covered by the Certificate Guaranty Insurance Policy) and any Allocated Realized Loss Amount for that Class remaining unpaid from any previous Distribution Date, minus any Subsequent Recoveries applied to such Allocated Realized Loss Amount.

“Assessment of Compliance” As defined in Section 3.10.

“Assignment”: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

“Attestation Report”: As defined in Section 3.10.

“Available Distribution Amount”: With respect to any Distribution Date and any Loan Group, an amount equal to the amount received by the Trustee and available in the Certificate Account on that Distribution Date. The Available Distribution Amount will generally be equal to (i) the sum of (1) the aggregate amount of scheduled payments on the related Mortgage Loans received or advanced that were due during the related Due Period and (2) any unscheduled payments and receipts, including mortgagor prepayments on such Mortgage Loans, Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries, received during the related Prepayment Period, minus (ii) (A) amounts reimbursable therefrom to the Trustee and the Servicer, Servicing Fees, the Policy Premium payable to the Certificate Insurer, any amounts needed to reimburse the Servicer for amounts due under and this Agreement to the extent such amounts have not been retained by, or paid previously to the Servicer, and (B) amounts payable to the related Supplemental Interest Trust in respect of related Net Swap Payments and related Swap Termination Payments other than Swap Termination Payments payable to the related Swap Provider resulting from a Swap Provider Trigger Event.

“AVM Mortgage Loan”: A Mortgage Loan which was originated using an automated valuation model to provide an estimate of value for a specific property in lieu of a standard appraisal in accordance with the Sponsor’s Underwriting Guidelines in effect at the time of origination.

“Bankruptcy Code”: The Bankruptcy Code of 1978, as amended.

“Basic Principal Distribution Amount”: With respect to any Distribution Date and any Loan Group, the excess of (i) the related Principal Remittance Amount for such Distribution Date over (ii) the related Overcollateralization Release Amount, if any, for such Distribution Date.

“Book-Entry Certificate”: Each class of the Offered Certificates for so long as they are issued, maintained and transferred at the Depository.

“Business Day”: Any day other than a Saturday, a Sunday or a day on which banking institutions in California or New York (and such other state or states in which the Collection Account or the Certificate Account are at the time located) or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

“Cap Contracts”: The Group 1 Cap Contracts or Group 2 Cap Contract, as applicable.

“Cap Counterparties”: The Group 1 Cap Counterparty or Group 2 Cap Counterparty, as applicable.

“Cash Liquidation”: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

“Certificate”: Any Regular Certificate or Class R Certificate.

“Certificate Account”: The trust account or accounts created and maintained pursuant to Section 4.01, which shall be entitled [TRUSTEE], in trust for registered holders of [            ], Mortgage Pass-Through Certificates, Series [            ], and which account or accounts must each be an Eligible Account.

“Certificate Account Deposit Date”: With respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

“Certificateholder” or “Holder”: The Person in whose name a Certificate is registered in the Certificate Register, except that only a Permitted Transferee shall be a holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Sponsor, the Trustee, or the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which such Certificate is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee shall be entitled to rely upon a certification of the Depositor or the Servicer in determining if any Certificates are registered in the name of the respective affiliate. All references in this Agreement to “Holders” or “Certificateholders” shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified in this Agreement; provided, however, that the Trustee shall be required to recognize as a “Holder” or “Certificateholder” only the Person in whose name a Certificate is registered in the Certificate Register.

“Certificate Guaranty Insurance Policy”: The certificate guaranty insurance policy issued by the Certificate Insurer for the benefit of the [                    ] Certificateholders.

“Certificate Insurer”: [                    ], a [                    ] domiciled stock insurance corporation, or any successor thereto as provided in the Agreement.

“Certificate Margin” The Certificate Margin for the Offered Certificates and Class 1-B Certificates, and for purposes of the definition of “Group 1 Marker Rate”, “Group 2 Marker Rate”, “Group 1 Maximum Uncertificated Accrued Interest Deferral Amount”, or “Group 2 Maximum Uncertificated Accrued Interest Deferral Amount”, each REMIC 3 Regular Interest for which such Certificates are Corresponding Certificates, shall be:

Certificate Margin

Class	(1)		(2)
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[ ]	[	]%	[	]%
[ ]	[	]%	[	]%
[ ]	[	]%	[	]%

(1)	Prior to the related Step-Up Date.
(2)	On and after the related Step-Up Date.

“Certificate Owner”: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

“Certificate Principal Balance”: With respect to any Certificate (other than the Class 1-C, Class 2-C and Class R Certificates) as of any date of determination, the Initial Certificate Principal Balance thereof, increased by any Subsequent Recoveries allocated thereto, and reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses in the manner described herein. With respect to the Class 1-C Certificates as of any date of determination, an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Principal Balance of the REMIC 3 Group 1 Regular Interests, over (B) the then aggregate Certificate Principal Balance of the Class 1-A, Class 1-M, Class 1-B and Class 1-P Certificates then outstanding. With respect to the Class 2-C Certificates as of any date of determination, an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Principal Balance of the REMIC 3 Group 2 Regular Interests, over (B) the then aggregate Certificate Principal Balance of the Class 2-A Certificates and Class 2-P Certificates then outstanding.

“Certificate Register”: The register maintained pursuant to Section 5.02.

“Class”: Collectively, all of the Certificates bearing the same designation.

“Class 1-A Certificates”: [                                                             ].

“Class 1-A Principal Distribution Amount”: For any Distribution Date will equal the excess of (1) the aggregate Certificate Principal Balance of the Class 1-A Certificates immediately prior to such Distribution Date, over (2) the lesser of (x) [    ]% of the aggregate Stated Principal Balance of the Group 1 Loans for such Distribution Date after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Group 1 Loans for such Distribution Date after giving effect to distributions to be made on that Distribution Date minus the Group 1 Overcollateralization Floor.

“Class 1-A1 Certificates”: [                                                             ].

“Class 1-C Distribution Amount”: With respect to any Distribution Date, the sum of (i) the Monthly Interest Distributable Amount for the Class 1-C Certificates for such Distribution Date, (ii) any Group 1 Overcollateralization Release Amount for such Distribution Date and (iii) without duplication, any Subsequent Recoveries related to Loan Group 1 not distributed to the Class 1-A, Class 1-M and Class 1-B Certificates on such Distribution Date; provided, however that on any Distribution Date after the Distribution Date on which the Certificate Principal Balances of the Class 1-A, Class 1-M, Class 1-B and Class 1-P Certificates have been reduced to zero, the Class 1-C Distribution Amount shall include the Group 1 Overcollateralization Amount.

“Class 1-IO Interest”: An uncertificated interest in the Trust Fund held by the Trustee on behalf of the Supplemental Interest Trust, evidencing a Regular Interest in REMIC 4 for purposes of the REMIC Provisions.

“Class 1-M Certificates”: [                                                             ].

“Class 2-A Principal Distribution Amount”: For any Distribution Date will equal the excess of (1) the Certificate Principal Balance of the Class 2-A Certificates immediately prior to such Distribution Date, over (2) the lesser of (x) [    ]% of the aggregate Stated Principal Balance of the Group 2 Loans for such Distribution Date after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Group 2 Loans for such Distribution Date after giving effect to distributions to be made on that Distribution Date minus the Group 2 Overcollateralization Floor.

“Class 2-C Distribution Amount”: With respect to any Distribution Date, the sum of (i) the Monthly Interest Distributable Amount for the Class 2-C Certificates for such Distribution Date, (ii) any Group 2 Overcollateralization Release Amount for such Distribution Date and (iii) without duplication, any Subsequent Recoveries related to Loan Group 2 not distributed to the

Class 2-A Certificates on such Distribution Date; provided, however that on any Distribution Date after the Distribution Date on which the Certificate Principal Balances of the Class 2-A Certificates and Class 2-P Certificates have been reduced to zero, the Class 2-C Distribution Amount shall include the Group 2 Overcollateralization Amount.

“Class 2-IO Interest”: An uncertificated interest in the Trust Fund held by the Trustee on behalf of the Supplemental Interest Trust, evidencing a Regular Interest in REMIC 4 for purposes of the REMIC Provisions.

“Class A Certificates”: [                                                             ].

“Class C Certificates ”: [                                                             ].

“Class IO Interests”: [                                                             ].

“Class IO Distribution Amount”: Any of the Group 1 Class IO Distribution Amount or the Group 2 Class IO Distribution Amount.

“Class 1-M-4 Interest Reserve Fund Amount”: The amount deposited in the Class M Interest Reserve Fund on the Closing Date by the Depositor to cover Net WAC Shortfall Amounts on the Class 1-M-4 Certificates, reduced by any distributions to the Class 1-M-4 Certificates pursuant to Section 4.15 on previous Distribution Dates. Initially, $[            ].

“Class 1-M-5 Interest Reserve Fund Amount”: The amount deposited in the Class M Interest Reserve Fund on the Closing Date by the Depositor to cover Net WAC Shortfall Amounts on the Class 1-M-5 Certificates, reduced by any distributions to the Class 1-M-5 Certificates pursuant to Section 4.15 on previous Distribution Dates. Initially, $[            ].

“Class 1-M-6 Interest Reserve Fund Amount”: The amount deposited in the Class M Interest Reserve Fund on the Closing Date by the Depositor to cover Net WAC Shortfall Amounts on the Class 1-M-6 Certificates, reduced by any distributions to the Class 1-M-6 Certificates pursuant to Section 4.15 on previous Distribution Dates. Initially, $[            ].

“Class 1-M-7 Interest Reserve Fund Amount”: The amount deposited in the Class M Interest Reserve Fund on the Closing Date by the Depositor to cover Net WAC Shortfall Amounts on the Class 1-M-7 Certificates, reduced by any distributions to the Class 1-M-7 Certificates pursuant to Section 4.15 on previous Distribution Dates. Initially, $[            ].

“Class M Interest Reserve Fund”: A reserve fund to cover Net WAC Shortfall Amounts on the Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates as described in Section 4.15.

“Class P Certificates ”: [                                                             ].

“Class R Certificate”: Any one of the Class R Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-4, evidencing the ownership of the Class R-1 Interest, Class R-2 Interest, Class R-3 Interest and Class R-4 Interest.

“Class R-1 Interest”: The uncertificated Residual Interest in REMIC 1.

“Class R-2 Interest”: The uncertificated Residual Interest in REMIC 2.

“Class R-3 Interest”: The uncertificated Residual Interest in REMIC 3.

“Class R-4 Interest”: The uncertificated Residual Interest in REMIC 4.

“Closing Date”: [            ].

“Code”: The Internal Revenue Code of 1986.

“Collateral Accounts”: Any of the Group 1 Collateral Account or the Group 2 Collateral Account.

“Collateral Value”: The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal (as reviewed and approved by the Sponsor) made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Sponsor) obtained at the time of refinancing.

“Collection Account”: The Eligible Account established and maintained by the Servicer pursuant to Section 3.02.

“Commission”: The Securities and Exchange Commission.

“Compensating Interest”: With respect to any Distribution Date, any payments made by the Servicer from its own funds to cover Prepayment Interest Shortfalls, which shall be equal to the lesser of (x) the sum of the related Servicing Fees for the related Distribution Date, and (y) the related Prepayment Interest Shortfall for such Distribution Date.

“Corporate Trust Office”: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business related to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at [                    ] Series [            ] ([            ]).

“Corresponding Certificate”: With respect to each REMIC 3 Regular Interest (other than REMIC 3 Regular Interests 1-AA, 2-AA, 1-ZZ, 2-ZZ, 1-IO and 2-IO), the Certificate with the corresponding designation. With respect to each REMIC 4 Regular Interest (other than the Class IO Interests), the related Certificate representing an ownership therein.

“Credit Enhancement Percentage”: For any Distribution Date and any Loan Group after the related Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to (a) the excess of (i) the Aggregate Stated Principal Balance of the related Mortgage Loans for such Distribution Date (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) (1) before the aggregate

Certificate Principal Balance of the related Class A Certificates have been reduced to zero, the aggregate Certificate Principal Balance of the related Class A Certificates, (after taking into account distribution of the related Principal Distribution Amount for such Distribution Date) or (2) after such time, the Certificate Principal Balance of the most senior class of related Subordinate Certificates outstanding (after taking into account distribution of the related Principal Distribution Amount for such distribution date), and the denominator of which is equal to (b) the Aggregate Stated Principal Balance of the related Mortgage Loans for such Distribution Date (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period).

“Credit Support Annex One”: The credit support annex, dated as of [            ], between the Group 1 Supplemental Interest Trust Trustee and [CAP/SWAP COUNTERPARTY], which is annexed to and forms part of the Group 1 Swap Agreement.

“Credit Support Annex Two”: The credit support annex, dated as of [            ], between the Group 2 Supplemental Interest Trust Trustee and [CAP/SWAP COUNTERPARTY], which is annex to and forms part of the Group 2 Swap Agreement.

“Credit Support Annex Three”: The credit support annex, dated as of [            ], between the Group 1 Supplemental Interest Trust Trustee and [CAP/SWAP COUNTERPARTY], which is annexed to and forms part of the Group 1 Cap I Contract.

“Credit Support Annex Four”: The credit support annex, dated as of [            ], between the Group 1 Supplemental Interest Trust Trustee and [CAP/SWAP COUNTERPARTY], which is annexed to and forms part of the Group 1 Cap II Contract.

“Credit Support Annex Five”: The credit support annex, dated as of [            ], between the Group 2 Supplemental Interest Trust Trustee and [CAP/SWAP COUNTERPARTY], which is annexed to and forms part of the Group 2 Cap Contract.

“Cross Collateralized Loss Payments”: For any distribution date and each Loan Group, the amount, if any, of Crossable Excess from such Loan Group available to cover Crossable Losses in the other Loan Group as provided in Sections 4.01(l)(vi) and (m)(v).

“Crossable Excess”: With respect to Loan Group 1 and Loan Group 2 and any Distribution Date, an amount equal to the related Net Monthly Excess Cashflow remaining after distributions made pursuant to Sections 4.01(l)(v) and (m)(iv), respectively.

“Crossable Losses”: With respect to either Loan Group and any Distribution Date, an amount equal to any Realized Losses suffered by any Mortgage Loan in such Loan Group, to the extent that such Realized Losses have not been covered by related Net Monthly Excess Cashflow on such Distribution Date, and any previously unreimbursed Realized Losses suffered by any Mortgage Loans in such Loan Group to the extent such Realized Losses have not been covered by related and non-related Net Monthly Excess Cashflow on prior Distribution Dates.

“Current Report The Current Report pursuant to Section 13 or 15(d) of the Exchange Act.

“Curtailment”: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

“Custodian”: [TRUSTEE].

“Cut-off Date”: With respect to the Mortgage Loans, [            ]. References herein to the “Cut-off Date,” when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

“Cut-off Date Balance”: Any of the Group 1 Cut-off Date Balance or Group 2 Cut-off Date Balance, as applicable.

“Defaulted Mortgage Loan” means any Mortgage Loan as to which the Mortgagor has failed to make unexcused three or more consecutive scheduled Monthly Payments.

“Defaulting Party”: As defined in the Interest Rate Swap Agreement.

“Deficiency Amount”: As applied to the [                    ] Certificates, (A) with respect to each Distribution Date prior to the related Final Scheduled Distribution Date, an amount equal to the sum of (i) the excess, if any, of (a) the aggregate amount of the Monthly Interest Distributable Amount on the [                    ] Certificates for that Distribution Date over (b) the funds available to make payment thereof pursuant to Article IV of this Agreement for that Distribution Date and (ii) the amount of any Realized Losses allocated to the [                    ] Certificates for such Distribution Date; and (B) with respect to the related Final Scheduled Distribution Date and the [                    ] Certificates, [as the case may be,] an amount equal to the sum of (i) the excess, if any, of (a) the amount of the Monthly Interest Distributable Amount on the [                    ] Certificates for the related Final Scheduled Distribution Date over (b) the funds available to make payment thereof pursuant to Article IV of this Agreement for the related Final Scheduled Distribution Date and (ii) the outstanding Certificate Principal Balance of the [                    ] Certificates due on the related Final Scheduled Distribution Date to the extent not paid from the related Available Distribution Amount on the related Final Scheduled Distribution Date. Any Deficiency Amount shall not include any Prepayment Interest Shortfalls, any Relief Act Shortfalls or any Net WAC Shortfall Amounts.

“Deficient Valuation”: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

“Definitive Certificate”: Any definitive, fully registered Certificate.

“Deleted Mortgage Loan”: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

“Delinquent”: A Mortgage Loan is “delinquent” if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is

“30 days delinquent” if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for “60 days delinquent,” “90 days delinquent” and so on.

“Depositor” [                    ], or its successor in interest.

“Depository”: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

“Depository Participant”: A broker, dealer, bank or other financial institutions or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

“Derivative Account”: The Group 1 Derivative Account or Group 2 Derivative Account, as applicable.

“Determination Date”: With respect to any Distribution Date, the 15th day of the month in which such Distribution Date occurs or, if such day is not a Business Day, on the immediately preceding Business Day.

“Disqualified Organization”: Any organization defined as a “disqualified organization” under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause REMIC 1, REMIC 2, REMIC 3 or REMIC 4 or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms “United States”, “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

“Distribution Date”: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in [                    ].

“Distribution Report” The Asset-Backed Issuer Distribution Report pursuant to Section 13 or 15(d) of the Exchange Act.

“Due Date”: With respect to each Mortgage Loan, the first day of the month of the related Distribution Date.

“Due Period”: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the first day of the month in which such Distribution Date occurs.

“Eligible Account”: Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated [A-1+] or better by Standard & Poor’s and [P-1] by Moody’s at the time of any deposit therein or if such account is maintained with PNC Bank, National Association, rated no less than [A-1] by Standard & Poor’s and no less than [P-1] by Moody’s or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Investment is an obligation of the institution that maintains the Certificate Account, Insurance Account or Collection Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Collection Account or the Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

“Estimated Swap Termination Payment”: As defined in the Interest Rate Swap Agreement.

“Event of Default”: One or more of the events described in Section 7.01.

“Excess Proceeds”: As defined in Section 3.22.

“Exchange Act”: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Extra Principal Distribution Amount”: With respect to any Distribution Date and Loan Group, the lesser of (x) the related Overcollateralization Deficiency Amount for such Distribution Date and (y) the sum of (1) the related Net Monthly Excess Cashflow Amount for such Distribution Date and (2) amounts available from the related Supplemental Interest Trust to pay principal as provided in Section 4.01(n)(iii) and 4.01(o)(ii), as applicable, hereof.

“Fannie Mae” Fannie Mae (formerly, Federal National Mortgage Association) or any successor thereto.

“FDIC”: Federal Deposit Insurance Corporation or any successor.

“Final Scheduled Distribution Date”: With respect to the Group 1 Certificates, the Distribution Date occurring in [    ]. With respect to the Class 2-A Certificates, the Distribution Date occurring in [    ].

“Freddie Mac”: Federal Home Loan Mortgage Corporation or any successor.

“Gross Margin”: With respect to any Mortgage Loan, the percentage set forth as the “Gross Margin” for such Mortgage Loan on the Mortgage Loan Schedule, as adjusted from time to time in accordance with the terms of this Agreement.

“Group 1 Cap Contracts”: The interest rate cap agreements, dated as of [            ], between the Group 1 Cap Counterparty and Group 1 Supplemental Interest Trust Trustee, including any schedule, confirmations, credit support annex or other credit support document relating thereto.

“Group 1 Cap Counterparty”: The cap provider under the Group 1 Cap Contracts. Initially, the Group 1 Cap Counterparty shall be [CAP/SWAP COUNTERPARTY]

“Group 1 Certificates”: [                                                             ].

“Group 1 Class IO Distribution Amount”: As defined in Section 4.10 hereof. For purposes of clarity, the Group 1 Class IO Distribution Amount for any Distribution Date shall equal the amount payable to the Group I Supplemental Interest Trust with respect to the Group 1 Interest Rate Swap Agreement pursuant to the first and second sentences of Section 4.01(a) (sixth paragraph) on such Distribution Date in excess of the amount payable on the Class 1-IO Interest on such Distribution Date, all as further provided in Section 4.10 hereof.

“Group 1 Collateral Account”: Shall mean the segregated trust account created and maintained by the Group 1 Custodian pursuant to Section 4.14(i) hereof.

“Group 1 Credit Support Annexes”: Each of Credit Support Annex One, Credit Support Annex Three, and Credit Support Annex Four.

“Group 1 Custodian”: As defined in Section 4.14(i).

“Group 1 Cut-off Date Balance”: With respect to any Mortgage Loan in Loan Group 1, the Stated Principal Balance thereof as of the Cut-off Date.

“Group 1 Derivative Account”: As defined in Section 4.10(i).

“Group 1 Derivative Contract”: Any of the Group 1 Cap Contracts or the Group 1 Interest Rate Swap Agreement, as applicable.

“Group 1 Derivative Termination Payment”: Any termination payment due under a Group 1 Derivative Contract upon the early termination of such Group 1 Derivative Contract.

“Group 1 Estimated Swap Termination Payment”: As defined in the Group 1 Interest Rate Swap Agreement.

“Group 1 Interest Rate Swap Agreement”: The interest rate swap agreement, dated as of [            ], between the Group 1 Supplemental Interest Trust Trustee and the Swap Provider for the benefit of the Class 1-A, Class 1-M and Class 1-B Certificates, which agreement provides for Net Swap Payments and Swap Termination Payments to be paid, as provided therein, including any schedule, confirmations, credit support annex or other credit support document relating thereto.

“Group 1 Loans”: The Mortgage Loans in Loan Group 1.

“Group 1 Marker Rate”: With respect to the Class 1-C Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC 3 Pass-Through Rates for each REMIC 3 Group 1 Regular Interest for which a Class 1-A, Class 1-M or Class 1-B Certificate is the Corresponding Certificate and REMIC 3 Regular Interest 1-ZZ, with the rate on each such REMIC 3 Group 1 Regular Interest (other than REMIC 3 Regular Interests 1-AM and 1-ZZ) subject to a cap equal to the least of (i) LIBOR plus the Certificate Margin for the Corresponding Certificate for such Distribution Date, (ii) [11.50]% per annum and (iii) the Group 1 Net WAC Rate for the REMIC 4 Regular Interest the ownership of which is represented by the Corresponding Certificate for such Distribution Date for the purpose of this calculation, with the rate on REMIC 3 Regular Interest 1-AM subject to a cap equal to the least of (i) LIBOR plus the Certificate Margin for the Corresponding Certificate for such Distribution Date, (ii) [11.50]% per annum and (iii) the Group 1 Net WAC Rate for the REMIC 4 Regular Interest, the ownership of which is represented by the Corresponding Certificate for such Distribution Date, in each case, plus the Policy Premium Rate for the [            ] Certificates, for the purpose of this calculation, and with the rate on REMIC 3 Regular Interest 1-ZZ subject to a cap of zero for the purpose of this calculation; provided, however, that solely for this purpose, the related cap with respect to each such REMIC 3 Group 1 Regular Interest (other than REMIC 3 Regular Interest 1-ZZ) shall be multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

“Group 1 Maximum Uncertificated Accrued Interest Deferral Amount”: With respect to any Distribution Date, the excess of (i) the sum of (x) accrued interest at the Uncertificated REMIC 3 Pass-Through Rate applicable to REMIC 3 Regular Interest 1-ZZ for such Distribution Date on a balance equal to the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-ZZ minus the REMIC 3 Group 1 Overcollateralized Amount, in each case for such Distribution Date and (y) [    ]% of the accrued interest on REMIC 3 Regular Interest 1-P at the applicable Uncertificated REMIC 3 Pass-Through Rate for such Distribution Date, over (ii) the aggregate amount of Uncertificated Accrued Interest for such Distribution Date on the REMIC 3 Group 1 Regular Interests for which the Class 1-A, Class 1-M and Class 1-B Certificates are the Corresponding Certificates, with the rate on each such REMIC 3 Group 1 Regular Interest (other than REMIC 3 Regular Interest 1-AM) subject to a cap equal to the least of (i) LIBOR plus the Certificate Margin for the Corresponding Certificate for such Distribution Date, (ii) [11.50]% per annum and (iii) the Group 1 Net WAC Rate for the REMIC 4 Regular Interest the ownership of which is represented by the Corresponding Certificate for such Distribution Date for the purpose of this calculation, and with the rate on REMIC 3 Regular Interest 1-AM subject to a cap equal to the least of (i) LIBOR plus the Certificate Margin for the Corresponding Certificate for such Distribution Date, (ii) [11.50]% per annum and (iii) the Group 1 Net WAC Rate for the REMIC 4 Regular Interest the ownership of which is represented by the Corresponding Certificate for such Distribution Date, in each case, plus the Policy Premium Rate for the [            ] Certificates, for the purpose of this calculation; provided, however, that solely for this purpose, the related cap with respect to each such REMIC 3 Group 1 Regular Interest shall be multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

“Group 1 Net Mortgage Rate”: The weighted average of the Net Mortgage Rates of the Group 1 Loans weighted on the basis of the Stated Principal Balances of the Group 1 Loans as of the related Due Date (prior to giving effect to any reduction in the Stated Principal Balances of such Mortgage Loans on such Due Date).

“Group 1 Net Swap Payment”: With respect to each Distribution Date, the net payment required to be made pursuant to the terms of the Group 1 Interest Rate Swap Agreement by either the Group 1 Swap Provider or the Group 1 Supplemental Interest Trust, which net payment shall not take into account any Group 1 Swap Termination Payment.

“Group 1 Net WAC Rate”: With respect to the Class 1-A, Class 1-M and Class 1-B Certificates and any Distribution Date, a per annum rate equal to the excess, if any, of (A) a per annum rate equal to the Group 1 Net Mortgage Rate over (B) (1) the sum of (a) a per annum rate equal to the Net Swap Payment with respect to the Group 1 Interest Rate Swap Agreement payable to the Group 1 Swap Provider on such Distribution Date, divided by the outstanding Stated Principal Balance of the Group 1 Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs, multiplied by 12, and (b) a per annum rate equal to any Swap Termination Payment with respect to the Group 1 Interest Rate Swap Agreement not due to a Swap Provider Trigger Event payable to the Group 1 Swap Provider on such Distribution Date, divided by the outstanding Stated Principal Balance of the Group 1 Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs, multiplied by 12, and (2) in the case of the [            ] Certificates, the Policy Premium Rate for the [            ] Certificates. The Group 1 Net WAC Rate will be adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis. With respect to any Distribution Date and the REMIC 4 Regular Interests the ownership of which is represented by the Class 1-A, Class 1-M and Class 1-B Certificates, a per annum rate equal to the weighted average (adjusted for the actual number of days elapsed in the related Accrual Period) of the Uncertificated REMIC 3 Pass-Through Rates on the REMIC 3 Group 1 Regular Interests (other than REMIC 3 Regular Interest 1-IO), weighted on the basis of the Uncertificated Principal Balances of each such REMIC 3 Group 1 Regular Interest immediately prior to such Distribution Date, minus, in the case of the REMIC 4 Regular Interests the ownership of which is represented by the [            ] Certificates, the Policy Premium Rate for the [            ] Certificates.

“Group 1 Net WAC Shortfall Reserve Fund”: A reserve fund established by the Trustee for the benefit of the Holders of the Group 1 Certificates and the Class 1-C Certficates, and funded on the Closing Date by or on behalf of the Depositor with an amount equal to the Group 1 Net WAC Shortfall Reserve Fund Deposit. The Group 1 Net WAC Shortfall Reserve Fund is an “outside reserve fund” within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, the ownership of which is evidenced by the Class 1-C Certificates, and which is established and maintained pursuant to Section 4.07.

“Group 1 Net WAC Shortfall Reserve Fund Deposit”: With respect to the Group 1 Net WAC Shortfall Reserve Fund, an amount equal to $[5,000] which the Depositor shall fund initially pursuant to Section 4.07 hereof.

“Group 1 Optional Termination”: As defined in Section 9.01(b) of this Agreement.

“Group 1 Overcollateralization Deficiency Amount”: With respect to any Distribution Date, the amount, if any, by which the Group 1 Overcollateralization Target Amount exceeds the Group 1 Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the related Basic Principal Distribution Amount on such Distribution Date).

“Group 1 Overcollateralization Floor”: With respect to any Distribution Date, [0.50]% of the Group 1 Cut-off Date Balance.

“Group 1 Overcollateralization Release Amount”: With respect to any Distribution Date, the lesser of (x) the related Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Group 1 Overcollateralized Amount for such Distribution Date (assuming that 100% of the related Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Group 1 Overcollateralization Target Amount for such Distribution Date.

“Group 1 Overcollateralization Target Amount”: With respect to any Distribution Date prior to the Group 1 Stepdown Date, [    ]% of the Group 1 Cut-off Date Balance. With respect to any Distribution Date on or after the Group 1 Stepdown Date, the greater of (x) [    ]% of the aggregate Stated Principal Balance of the Group 1 Loans and (y) the Group 1 Overcollateralization Floor; provided, however, that if a Group 1 Trigger Event is in effect on any Distribution Date, the Group 1 Overcollateralization Target Amount will be equal to the Group 1 Overcollateralization Target Amount on the prior Distribution Date.

“Group 1 Overcollateralized Amount”: For any Distribution Date, the amount, if any, by which (i) the aggregate Stated Principal Balance of the related mortgage loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, unscheduled collections of principal received during the related Prepayment Period and any Realized Losses on the mortgage loans during the related Prepayment Period), exceeds (ii) the aggregate Certificate Principal Balance of the Class 1-A, Class 1-M, Class 1-B and the Class 1-P Certificates as of such Distribution Date (after giving effect to distributions in respect of the related Principal Remittance Amount to be made on such Distribution Date).

“Group 1 Schedule”: The ISDA schedule, dated as of [            ], between the Group 1 Supplemental Interest Trust Trustee and [CAP/SWAP COUNTERPARTY]

“Group 1 Stepdown Date”: The earlier of (i) the first Distribution Date after the Distribution Date on which the aggregate Certificate Principal Balance of the Class 1-A Certificates have been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in [        ] and (y) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class 1-A Certificates (calculated, for this purpose only, prior to any distribution of principal to the holders of the related certificates) is less than or equal to [86.10]% of the aggregate principal balance of the Group 1 Loans, calculated after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period.

“Group 1 Step-Up Date”: The first Distribution Date following the first month in which the aggregate unpaid principal balance of the Group 1 Loans, and properties acquired in respect thereof, remaining in the trust has been reduced to less than or equal to [10]% of the aggregate Group 1 Cut-off Date Balance.

“Group 1 Subordinate Class Principal Distribution Amount”: For any class of Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and Class 1-B Certificates and any Distribution Date, the excess of (1) the sum of (a) the aggregate Certificate Principal Balance of the Class 1-A Certificates (after taking into account distribution of the Class 1-A Principal Distribution Amount for such Distribution Date), (b) the aggregate Certificate Principal Balance of any class(es) of Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7 and Class 1-M-8 that are senior to the subject class (in each case, after taking into account distribution of the Group 1 Subordinate Class Principal Distribution Amount(s) for such more senior class(es) of Certificates for such Distribution Date) and (c) the Certificate Principal Balance of the subject class of Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and Class 1-B Certificates immediately prior to such Distribution Date over (2) the lesser of (a) the product of (x) [100]% minus the Stepdown Target Subordination Percentage for the subject class of Certificates and (y) the aggregate Stated Principal Balance of the Group 1 Loans for such Distribution Date and (b) the aggregate Stated Principal Balance of the Group 1 Loans for such Distribution Date minus the Group 1 Overcollateralization Floor; provided, however, that if such class of Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 or Class 1-B Certificates is the only class of Group 1 Subordinate Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining related Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero.

“Group 1 Supplemental Interest Trust”: The corpus of a trust created pursuant to Section 4.10 of this Agreement and designated as the “Group 1 Supplemental Interest Trust,” consisting of the Group 1 Interest Rate Swap Agreement, the Group 1 Derivative Account, the Group 1 Cap Contracts and the Class 1-IO Interest. For the avoidance of doubt, the Group 1 Supplemental Interest Trust does not constitute a part of the Trust Fund.

“Group 1 Supplemental Interest Trust Trustee”: [TRUSTEE], or its successor in interest, or any successor trustee appointed as herein provided.

“Group 1 Swap Optional Termination Payment”: As defined in Section 9.01(b) hereof.

“Group 1 Swap Provider”: The swap provider under the Group 1 Interest Rate Swap Agreement either (a) entitled to receive payments from the Group 1 Supplemental Interest Trust from amounts payable by the Trust Fund with respect to the Mortgage Loans under this Agreement or (b) required to make payments to the Group 1 Supplemental Interest Trust for payment to the Trust Fund with respect to the Mortgage Loans, in either case pursuant to the terms of the Group 1 Interest Rate Swap Agreement, and any successor in interest or assign. Initially, the Group 1 Swap Provider shall be [CAP/SWAP COUNTERPARTY]

“Group 1 Trigger Event”: A Group 1 Trigger Event is in effect with respect to any Distribution Date with respect to the Group 1 Loans if:

(1) the average three-month rolling percentage obtained by dividing (x) Aggregate Stated Principal Balance of the Group 1 Loans that are 60 or more days Delinquent (including for this purpose any such mortgage loans in foreclosure, Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the trust, and Mortgage Loans discharged due to bankruptcy) by (y) the Aggregate Stated Principal Balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds [    ]% multiplied by the related Credit Enhancement Percentage; or

(2) the cumulative amount of Realized Losses incurred on the Group 1 Loans from the Cut-off Date through the end of the calendar month immediately preceding such Distribution Date divided by the Group 1 Cut-off Date Balance exceeds (i) [    ]% with respect to the Distribution Date occurring in [    ], plus an additional 1/12th of [    ]% for each month thereafter up to and including the Distribution Date in [    ], (ii) [    ]% with respect to the Distribution Date occurring in [    ], plus an additional 1/12th of [    ]% for each month thereafter up to and including the Distribution Date in [    ], (iii) [    ]% with respect to the Distribution Date occurring in [    ], plus an additional 1/12th of [    ]% for each month thereafter up to and including the Distribution Date in [    ], (iv) [    ]% with respect to any Distribution Date occurring in [    ], plus an additional 1/12th of [    ]% for each month thereafter up to and including the Distribution Date in [    ] and (v) [    ]% with respect to any Distribution Date occurring in [    ] and thereafter.

For purposes of the foregoing calculation, a Mortgage Loan is considered “60 days” Delinquent if a payment due on the first day of a month has not been received by the second day of the second following month.

“Group 2 Cap Contract”: The interest rate cap agreement, dated as of [    ], between the Group 2 Cap Counterparty and Group 2 Supplemental Interest Trust Trustee, including any schedule, confirmations, credit support annex or other credit support document relating thereto.

“Group 2 Cap Counterparty”: The cap provider under the Group 2 Cap Contract. Initially, the Group 2 Cap Counterparty shall be [CAP/SWAP COUNTERPARTY]

“Group 2 Class IO Distribution Amount”: As defined in Section 4.11 hereof. For purposes of clarity, the Group 2 Class IO Distribution Amount for any Distribution Date shall equal the amount payable to the Group 2 Supplemental Interest Trust with respect to the Group 2 Interest Rate Swap Agreement pursuant to the first and second sentences of Section 4.01(a) (sixth paragraph) on such Distribution Date in excess of the amount payable on the Class 2-IO Interest on such Distribution Date, all as further provided in Section 4.11 hereof.

“Group 2 Collateral Account”: Shall mean the segregated trust account created and maintained by Group 2 Custodian pursuant to Section 4.14(ii) hereof.

“Group 2 Credit Support Annexes”: Each of Credit Support Annex Two and Credit Support Annex Five.

“Group 2 Custodian”: As defined in Section 4.14(ii).

“Group 2 Cut-off Date Balance”: With respect to any Mortgage Loan in Loan Group 2, the Stated Principal Balance thereof as of the Cut-off Date.

“Group 2 Derivative Account”: As defined in Section 4.11(i).

“Group 2 Derivative Contract”: Any of the Group 2 Cap Contract or the Group 2 Interest Rate Swap Agreement, as applicable.

“Group 2 Derivative Termination Payment”: Any termination payment due under a Group 2 Derivative Contract upon the early termination of such Group 2 Derivative Contract.

“Group 2 Estimated Swap Termination Payment”: As defined in the Group 2 Interest Rate Swap Agreement.

“Group 2 Interest Rate Swap Agreement”: The interest rate swap agreement, dated as of [            ], between the Group 2 Supplemental Interest Trust Trustee and the Swap Provider for the benefit of the [            ] Certificates, which agreement provides for Net Swap Payments and Swap Termination Payments to be paid, as provided therein, including any schedule, confirmations, credit support annex or other credit support document relating thereto.

“Group 2 Loans”: The Mortgage Loans in Loan Group 2.

“Group 2 Marker Rate”: With respect to the Class 2-C Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC 3 Pass-Through Rates for REMIC 3 Regular Interest 2-A and REMIC 3 Regular Interest 2-ZZ, with the rate on REMIC 3 Regular Interest 2-A subject to a cap equal to the least of (i) LIBOR plus the Certificate Margin for the Corresponding Certificate for such Distribution Date, (ii) [    ]% per annum and (iii) the Group 2 Net WAC Rate for the REMIC 4 Regular Interest the ownership of which is represented by the Corresponding Certificate for such Distribution Date, in each case, plus the Policy Premium Rate for the [            ] Certificates, for the purpose of this

calculation, and with the rate on REMIC 3 Regular Interest 2-ZZ subject to a cap of zero for the purpose of this calculation; provided, however, that solely for this purpose, the related cap with respect to REMIC 3 Regular Interest 2-A shall be multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

“Group 2 Maximum Uncertificated Accrued Interest Deferral Amount”: With respect to any Distribution Date, the excess of (i) the sum of (x) accrued interest at the Uncertificated REMIC 3 Pass-Through Rate applicable to REMIC 3 Regular Interest 2-ZZ for such Distribution Date on a balance equal to the Uncertificated Principal Balance of REMIC 3 Regular Interest 2-ZZ minus the REMIC 3 Group 2 Overcollateralized Amount, in each case for such Distribution Date and (y) [    ]% of the accrued interest on REMIC 3 Regular Interest 2-P at the applicable Uncertificated REMIC 3 Pass-Through Rate for such Distribution Date, over (ii) the aggregate amount of Uncertificated Accrued Interest for such Distribution Date on REMIC 3 Regular Interest 2-A, with the rate on such REMIC 3 Regular Interest subject to a cap equal to the least of (i) LIBOR plus the Certificate Margin for the Corresponding Certificate for such Distribution Date, (ii) [11.50]% per annum and (iii) the Group 2 Net WAC Rate for the REMIC 4 Regular Interest the ownership of which is represented by the Corresponding Certificate for such Distribution Date, in each case, plus the Policy Premium Rate for the [            ] Certificates, for the purpose of this calculation; provided, however, that solely for this purpose, the related cap with respect to REMIC 3 Regular Interest 2-A shall be multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

“Group 2 Net Mortgage Rate”: The weighted average of the Net Mortgage Rates of the Group 2 Loans weighted on the basis of the Stated Principal Balances of the Group 2 Loans as of the related Due Date (prior to giving effect to any reduction in the Stated Principal Balances of such Mortgage Loans on such due date).

“Group 2 Net Swap Payment”: With respect to each Distribution Date, the net payment required to be made pursuant to the terms of the Group 2 Interest Rate Swap Agreement by either the Group 2 Swap Provider or the Group 2 Supplemental Interest Trust, which net payment shall not take into account any Group 2 Swap Termination Payment.

“Group 2 Net WAC Rate”: With respect to the [            ] Certificates and any Distribution Date, a per annum rate equal to the excess, if any, of (A) a per annum rate equal to the Group 2 Net Mortgage Rate over (B) the sum of (1) the sum of (a) a per annum rate equal to the Net Swap Payment with respect to the Group 2 Interest Rate Swap Agreement payable to the Group 2 Swap Provider on such Distribution Date, divided by the outstanding Stated Principal Balance of the Group 2 Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs, multiplied by 12, and (b) a per annum rate equal to any Swap Termination Payment with respect to the Group 2 Interest Rate Swap Agreement not due to a Swap Provider Trigger Event payable to the Group 2 Swap Provider on such Distribution Date, divided by the outstanding Stated Principal Balance of the Group 2 Loans as of the first day of the calendar month preceding the month in which the Distribution Date occurs, multiplied by 12, and (2) the Policy Premium Rate for the [            ] Certificates. The Group 2 Net WAC Rate will be adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

With respect to any Distribution Date and the REMIC 4 Regular Interests the ownership of which is represented by the [            ] Certificates, a per annum rate equal to the weighted average (adjusted for the actual number of days elapsed in the related Accrual Period) of the Uncertificated REMIC 3 Pass-Through Rates on the REMIC 3 Group 2 Regular Interests (other than REMIC 3 Regular Interest 2-IO), weighted on the basis of the Uncertificated Principal Balances of each such REMIC 3 Group 2 Regular Interest immediately prior to such Distribution Date, minus the Policy Premium Rate for the [            ] Certificates.

“Group 2 Net WAC Shortfall Reserve Fund”: A reserve fund established by the Trustee for the benefit of the Holders of the Class 2-A Certificates and the Class 2-C Certificates, and funded on the Closing Date by or on behalf of the Depositor with an amount equal to the Group 2 Net WAC Shortfall Reserve Fund Deposit. The Group 2 Net WAC Shortfall Reserve Fund is an “outside reserve fund” within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, the ownership of which is evidenced by the Class 2-C Certificates, and which is established and maintained pursuant to Section 4.08.

“Group 2 Net WAC Shortfall Reserve Fund Deposit”: With respect to the Group 2 Net WAC Shortfall Reserve Fund, an amount equal to $[5,000], which the Depositor shall fund initially pursuant to Section 4.08 hereof.

“Group 2 Optional Termination”: As defined in Section 9.01(g) of this Agreement.

“Group 2 Overcollateralization Deficiency Amount”: With respect to any Distribution Date, the amount, if any, by which the Group 2 Overcollateralization Target Amount exceeds the Group 2 Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the related Basic Principal Distribution Amount on such Distribution Date).

“Group 2 Overcollateralization Floor”: With respect to any Distribution Date, the greater of (x) [0.50]% of the Group 2 Cut-off Date Balance and (y) two times the Stated Principal Balance of the Group 2 Loan with the largest outstanding Stated Principal Balance as of the end of the related Prepayment Period.

“Group 2 Overcollateralization Release Amount”: With respect to any Distribution Date, the lesser of (x) the related Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Group 2 Overcollateralized Amount for such Distribution Date (assuming that 100% of the related Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Group 2 Overcollateralization Target Amount for such Distribution Date.

“Group 2 Overcollateralization Target Amount”: With respect to any Distribution Date prior to the Group 2 Stepdown Date, [6.25]% of the Group 2 Cut-off Date Balance. With respect to any Distribution Date on or after the Group 2 Stepdown Date, the greater of (x) [12.50]% of the aggregate Stated Principal Balance of the Group 2 Loans and (y) the Group 2 Overcollateralization Floor; provided, however, that if a Group 2 Trigger Event is in effect on any Distribution Date, the Group 2 Overcollateralization Target Amount will be equal to the Group 2 Overcollateralization Target Amount on the prior Distribution Date.

“Group 2 Overcollateralized Amount”: For any Distribution Date, the amount, if any, by which (i) the aggregate principal balance of the related mortgage loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, unscheduled collections of principal received during the related Prepayment Period and any Realized Losses on the Mortgage Loans during the related Prepayment Period), exceeds (ii) the aggregate Certificate Principal Balance of the Class 2-A Certificates and the Class 2-P Certificates as of such Distribution Date (after giving effect to distributions in respect of the related Principal Remittance Amount to be made on such Distribution Date).

“Group 2 Schedule”: The ISDA schedule, dated as of [            ], between the Group 2 Supplemental Interest Trust Trustee and [CAP/SWAP COUNTERPARTY]

“Group 2 Stepdown Date”: The later to occur of (x) the Distribution Date occurring in [    ]and (y) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class 2-A Certificates (calculated, for this purpose only, prior to any distribution of principal to the holders of the certificates) is less than or equal to [    ]% of the aggregate principal balance of the Group 2 Loans, calculated after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period.

“Group 2 Step-Up Date”: The first Distribution Date following the first month in which the aggregate unpaid principal balance of the Group 2 Loans, and properties acquired in respect thereof, remaining in the trust has been reduced to less than or equal to [10]% of the aggregate Group 2 Cut-off Date Balance.

“Group 2 Supplemental Interest Trust”: The corpus of a trust created pursuant to Section 4.11 of this Agreement and designated as the “Group 2 Supplemental Interest Trust,” consisting of the Group 2 Interest Rate Swap Agreement, the Group 2 Derivative Account, the Group 2 Cap Contract and the Class 2-IO Interest. For the avoidance of doubt, the Group 2 Supplemental Interest Trust does not constitute a part of the Trust Fund.

“Group 2 Supplemental Interest Trust Trustee”: [TRUSTEE], or its successor in interest, or any successor trustee appointed as herein provided.

“Group 2 Swap Optional Termination Payment”: As defined in Section 9.01(f) hereof.

“Group 2 Swap Provider”: The swap provider under the Group 2 Interest Rate Swap Agreement either (a) entitled to receive payments from the Group 2 Supplemental Interest Trust from amounts payable by the Trust Fund with respect to the Mortgage Loans under this Agreement or (b) required to make payments to the Group 2 Supplemental Interest Trust for payment to the Trust Fund with respect to the Group 2 Mortgage Loans, in either case pursuant to the terms of the Group 2 Interest Rate Swap Agreement, and any successor in interest or assign. Initially, the Group 2 Swap Provider shall be [CAP/SWAP COUNTERPARTY]

“Group 2 Trigger Event”: A Group 2 Trigger Event is in effect with respect to any Distribution Date with respect to the Group 2 Loans if:

(1) the three month average of the aggregate principal balance of Group 2 Loans that are 60 or more days Delinquent (including for this purpose any such Mortgage Loans in bankruptcy or foreclosure and Mortgage Loans with respect to which the related mortgaged property has been acquired by the trust) as of the close of business on the last day of the preceding calendar month exceeds in the case of any Distribution Date prior to the [            ] Distribution Date, [    ]%, and in the case of any Distribution Date on or after the [            ] Distribution Date, [    ]% of the aggregate Stated Principal Balance of the Group 2 Loans;

(2) the cumulative amount of Realized Losses incurred on the Group 2 Loans from the Cut-off Date through the end of the calendar month immediately preceding such Distribution Date divided by the Group 2 Cut-off Date Balance exceeds (i) [    ]% with respect to the Distribution Date occurring in [            ] plus an additional 1/12th of [    ]% for each month thereafter up to and including the Distribution Date in [            ], (ii) [    ]% with respect to the Distribution Date occurring in [            ], plus an additional 1/12th of [    ]% for each month thereafter up to and including the Distribution Date in [            ], (iii) [    ]% with respect to the Distribution Date occurring in [            ], plus an additional 1/12th of [    ]% for each month thereafter up to and including the Distribution Date in [            ] and (iv) [    ]% with respect to any Distribution Date occurring in [            ] and thereafter.

For purposes of the foregoing calculation, a mortgage loan is considered “60 days” Delinquent if a payment due on the first day of a month has not been received by the second day of the second following month.

“Index”: With respect to any Mortgage Loan, the index for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

“Initial Certificate Principal Balance”: With respect to each Class of Regular Certificates, the Initial Certificate Principal Balance of such Class of Certificates as set forth in the Preliminary Statement hereto, or with respect to any single Certificate, the Initial Certificate Principal Balance as stated on the face thereof.

“Initial Notional Amount”: With respect to the Class C Certificates, an amount equal to the Notional Balance of the Class C Certificates, or with respect to any single Certificate, the Initial Notional Amount as stated on the face thereof.

“Insurance Account”: The segregated, non-interest bearing trust account created and maintained pursuant to Section 4.12(b) of this Agreement. The Insurance Account shall be an Eligible Account.

“Insurance Agreement”: The Insurance and Indemnity Agreement, dated as of [            ], among the Certificate Insurer, the Depositor, the Sponsor, the Servicer, and the Trustee in regard to the [            ] Certificates, as such agreement may be amended, modified or supplemented from time to time.

“Insurance Policy”: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

“Insurance Proceeds”: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Hazard Insurance Policy, any title insurance policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

“Insured Amounts”: Shall mean (1) with respect to any Distribution Date, any Deficiency Amount plus any Preference Amount and (2) with respect to the Final Scheduled Distribution Date, the Deficiency Amount for the Final Scheduled Distribution Date.

“Insurer Default”: An insurer default will occur in the event the Certificate Insurer fails to make a payment under the Certificate Guaranty Insurance Policy or if certain events of bankruptcy or insolvency occur with respect to the Certificate Insurer.

“Interest Rate Swap Agreement”: The Group 1 Interest Rate Swap Agreement or the Group 2 Interest Rate Swap Agreement.

“Interest Remittance Amount”: With respect to any Distribution Date and each Loan Group, that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced with respect to the related Mortgage Loans.

“Interest Reserve Fund Amount”: The Class 1-M-4 Interest Reserve Fund Amount, Class 1-M-5 Interest Reserve Fund Amount, Class 1-M-6 Interest Reserve Fund Amount and Class 1-M-7 Interest Reserve Fund Amount, as applicable.

“Late Collections”: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but Delinquent for a previous Due Period and not previously recovered.

“LIBOR”: With respect to any Distribution Date and the Pass-Through Rates on the Class A Certificates and Subordinate Certificates, the arithmetic mean of the London interbank offered rate quotations of reference banks (which will be selected by the Trustee after consultation with the Servicer) for one-month U.S. dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

“LIBOR Business Day”: Any day other than (i) Saturday or Sunday or (ii) a day on which banking institutions in the city of London, England and New York City are required or authorized by law to be closed.

“LIBOR Rate Adjustment Date”: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Accrual Period.

“Liquidated Mortgage Loan”: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered and for which the Servicer has so designated on its Servicer Remittance Report.

“Liquidation Proceeds”: Amounts (other than Insurance Proceeds) received by the Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received in respect of any REO Property.

“Loan-to-Value Ratio”: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

“Loan Group”: Any of Loan Group 1 or Loan Group 2.

“Loan Group 1”: The group 1 loans.

“Loan Group 2”: The group 2 loans.

“Lost Note Affidavit”: With respect to any Mortgage Note, an original lost note affidavit from the Sponsor stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note.

“Majority Class C Certificateholder”: The holder of a 50.01% or greater Percentage Interest of the Class C Certificates.

“MERS”: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“MERS® System”: The system of recording transfers of Mortgages electronically maintained by MERS.

“MIN”: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

“MOM Loan”: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

“Monthly Interest Distributable Amount”: For any Distribution Date and each class of Offered Certificates, Class 1-B Certificates, Class C Certificates and Class IO Interests, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balances or Notional Balances or Uncertificated Notional Amounts of such Certificates or interests immediately prior to such Distribution Date, in each case, reduced by any Net Prepayment Interest Shortfalls to the extent not covered by Compensating Interest payable by the Servicer and any shortfalls resulting from the application of the Relief Act (in each case to the extent allocated to such class of Certificates or interests as set forth in Section 1.03). The Monthly Interest Distributable Amount on the Offered Certificates and Class 1-B Certificates will be calculated on the basis of the actual number of days in the related Accrual Period and a 360-day year.

“Monthly Payment”: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

[“Moody’s”: Moody’s Investors Service, Inc., or its successor in interest.]

“Mortgage”: The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

“Mortgage File”: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement and the Custodial Agreement; provided, that whenever the term “Mortgage File” is used to refer to documents actually received by the Custodian, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

“Mortgage Loan”: The mortgage loans (together with any Qualified Substitute Mortgage Loans substituted therefor in accordance with the Basic Documents, as from time to time are held as a part of the Issuing Entity), so being identified in the Mortgage Loan Schedule on the Closing Date. When used in respect of any Distribution Date, the term Mortgage Loans shall mean all Mortgage Loans (including those in respect of which the Trustee has acquired the related Mortgaged Property) which have not been repaid in full prior to the related Due Period, did not become Liquidated Mortgage Loans prior to such related Due Period or were not repurchased or replaced by the Sponsor prior to such related Due Period.

“Mortgage Loan Purchase Agreement”: The Mortgage Loan Purchase Agreement dated as of [            ], among Accredited Home Lenders, Inc., as sponsor, and the Depositor, as purchaser, and all amendments thereof and supplements thereto.

“Mortgage Loan Schedule”: The schedule of Mortgage Loans as of the Cut-Off Date attached hereto as Exhibit H, which will be deemed to be modified automatically to reflect any replacement, sale, substitution, liquidation, transfer or addition of any Mortgage Loan. The Mortgage Loan Schedule sets forth as to each Mortgage Loan: (i) its identifying number and the name of the related Mortgagor; (ii) the billing address, mailing address and property address for the related Mortgaged Property including the state and zip code; (iii) its date of origination; (iv) the original number of months to stated maturity; (v) a designation indicating whether or not such Mortgage Loan is a Balloon Loan; (vi) the original Principal Balance; (vii) its Principal Balance as of the applicable Cut-Off Date and its Cut-Off Date Principal Balance; (viii) the Mortgage Interest Rate and margin; (ix) the scheduled monthly payment of principal and interest; (x) the LTV; (xi) if the Mortgage Loan is registered with MERS on the MERS System, the MIN; (xii) whether the Mortgage Loan is secured by a first or second lien on the related Mortgage Property; and (xiii) whether such Mortgage Loan is secured by a first lien on the related Mortgage Property.

“Mortgage Note”: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

“Mortgage Rate”: With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in the absence of default, as adjusted from time to time in accordance with the provisions of the Mortgage Note.

“Mortgaged Property”: The underlying property securing a Mortgage Loan.

“Mortgagor”: The obligor or obligors on a Mortgage Note.

“Net Liquidation Proceeds”: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Delinquency Advances and Servicing Advances made by the Servicer with respect to such Liquidated Mortgage Loan. For all purposes of the Basic Documents, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid Principal Balance thereof.

“Net Monthly Excess Cashflow”: For any Distribution Date and any Loan Group, the sum of (a) any related Overcollateralization Release Amount and (b) the excess of (x) the related Interest Remittance Amount for such Distribution Date over (y) the aggregate Monthly Interest Distributable Amount for the related Offered Certificates and Class 1-B Certificates for such Distribution Date.

“Net Mortgage Rate”: With respect to each Mortgage Loan Due Date, the then applicable Mortgage Rate thereon minus the Servicing Fee Rate.

“Net Prepayment Interest Shortfall”: With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over the related Compensating Interest.

“Net Swap Payment”: Any of the Group 1 Net Swap Payment or Group 2 Net Swap Payment, as applicable.

“Net WAC Rate”: With respect to the Class 1-A, Class 1-M and Class 1-B Certificates, the Group 1 Net WAC Rate. With respect to the Class 2-A Certificates, the Group 2 Net WAC Rate.

“Net WAC Shortfall Amount”: With respect to the Offered Certificates, the Class 1-B Certificates and any Distribution Date, the sum of (i) the excess, if any, of (a) the amount of interest such Offered Certificates or Class 1-B Certificates would have been entitled to receive on such Distribution Date at the related Pass-Through Rate without regard to the applicable Net WAC Rate over (b) the amount of interest accrued on such Certificates at such Net WAC Rate, plus (ii) the related Net WAC Shortfall Amount from the prior Distribution Date not previously reimbursed together with interest thereon at the related Pass-Through Rate for the most recently ended Accrual Period.

“Net WAC Shortfall Reserve Fund”: Any of the Group 1 Net WAC Shortfall Reserve Fund or the Group 2 Net WAC Shortfall Reserve Fund.

“Nonrecoverable Advance”: Means, with respect to any Mortgage Loan, (a) any Delinquency Advance or Servicing Advance previously made and not reimbursed pursuant to Section 3.03 of this Agreement, or (b) a Delinquency Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer’s Certificate delivered to the Trustee no later than the Business Day following such determination, would not ultimately be recoverable pursuant to Section 3.03 of this Agreement.

“Non-United States Person”: Any Person other than a United States Person.

“Notional Balance”: With respect to the Class 1-C Certificates and any Distribution Date, an amount equal to the Stated Principal Balance of the Group 1 Loans as of the related Due Date, minus the Certificate Principal Balance of the Class 1-P Certificates. For federal income tax purposes, the Notional Balance of the Class 1-C Certificates for any Distribution Date shall be an amount equal to the aggregate Uncertificated Principal Balance of the REMIC 3 Group 1 Regular Interests, other than REMIC 3 Regular Interest 1-P, for such Distribution Date. With respect to the Class 2-C Certificates and any Distribution Date, an amount equal to the Stated Principal Balance of the Group 2 Loans as of the related Due Date, minus the Certificate Principal Balance of the Class 2-P Certificates. For federal income tax purposes, the Notional Balance of the Class 2-C Certificates for any Distribution Date shall be an amount equal to the aggregate Uncertificated Principal Balance of the REMIC 3 Group 2 Regular Interests, other than REMIC 3 Regular Interest 2-P, for such Distribution Date.

“Officers’ Certificate”: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor, the Sponsor, the Servicer and delivered to the Depositor and Trustee.

“Offered Certificates”: The Class 1-A, Class 2-A and Class 1-M Certificates.

“One Month LIBOR”: The London interbank offered rate for one-month United States dollar deposits, determined as described in Section 1.02 of this Agreement.

“Opinion of Counsel”: A written opinion of counsel, who may be counsel for the Depositor, the Sponsor, or the Servicer, reasonably acceptable to the Trustee; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) the qualification of REMIC 1, REMIC 2, REMIC 3 or REMIC 4 as REMICs, (c) compliance with the REMIC Provisions or (d) resignation of the Servicer pursuant to Section 6.04 must be an opinion of counsel who (i) is in fact independent of the Depositor and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either and (iii) is not connected with the Depositor or the Servicer as an officer, employee, director or person performing similar functions.

“Optional Termination”: As defined in Section 9.01(b) of this Agreement.

“Optional Termination Date”: The first Distribution Date on which the Servicer may opt to terminate the Trust Fund pursuant to Section 9.01.

“Outstanding Mortgage Loan”: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased prior to such Due Date pursuant to Sections 2.02, 2.04 or 3.14.

“Overcollateralization Deficiency Amount”: The Group 1 Overcollataralization Deficiency Amount or the Group 2 Overcollateralization Deficiency Amount, as applicable.

“Overcollateralization Floor”: The Group 1 Overcollateralization Floor or the Group 2 Overcollateralization Floor, as applicable.

“Overcollateralization Release Amount”: The Group 1 Overcollateralization Release Amount or the Group 2 Overcollateralization Release Amount, as applicable.

“Overcollateralization Target Amount”: The Group 1 Overcollateralization Target Amount or the Group 2 Overcollateralization Target Amount, as applicable.

“Overcollateralized Amount”: The Group 1 Overcollateralized Amount or the Group 2 Overcollateralized Amount, as applicable.

“Ownership Interest”: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“Pass-Through Rate”: With respect to any Distribution Date and

(i) the Offered Certificates and the Class 1-B Certificates, the least of (x) One-Month LIBOR plus the related Certificate Margin (y) the applicable Net WAC Rate and (z) [11.50]% per annum;

(ii) the Class 1-C Certificates and any Distribution Date, (x) a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amount determined for each REMIC 3 Group 1 Regular Interest (other than REMIC 3 Regular Interests 1-IO and 1-P) equal to the product of (a) the excess, if any, of the Uncertificated REMIC 3 Pass-Through Rate for such REMIC 3 Group 1 Regular Interest over the Group 1 Marker Rate and (b) a notional amount equal to the Uncertificated Principal Balance of such REMIC 3 Group 1 Regular Interest, and the denominator of which is the aggregate Uncertificated Principal Balance of such REMIC 3 Group 1 Regular Interests, and (y) 100% of the interest distributable in respect of REMIC 3 Regular Interest 1-P;

(iii) the Class 2-C Certificates and any Distribution Date, (x) a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amount determined for each REMIC 3 Group 2 Regular Interest (other than REMIC 3 Regular Interests 2-IO and 2-P) equal to the product of (a) the excess, if any, of the Uncertificated REMIC 3 Pass-Through Rate for such REMIC 3 Group 2 Regular Interest over the Group 2 Marker Rate and (b) a notional amount equal to the Uncertificated Principal Balance of such REMIC 3 Group 2 Regular Interest, and the denominator of which is the aggregate Uncertificated Principal Balance of such REMIC 3 Group 2 Regular Interests, and (y) 100% of the interest distributable in respect of REMIC 3 Regular Interest 2-P;

(iv) each of the Class 1-P Certificates and Class 2-P Certificates, [0.00]% per annum; and

(v) each of the Class 1-IO Interest and Class 2-IO Interest, 100% of the amounts distributable to REMIC 3 Regular Interest 1-IO and REMIC 3 Regular Interest 2-IO, respectively, for such Distribution Date.

“Percentage Interest”: With respect to any Regular Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to any Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

“Permitted Investment”: As used herein, Permitted Investments shall include the following:

(i) obligations of, or guaranteed as to timely payments of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated at least A-l+ by S&P and in one of the two highest ratings by Moody’s;

(iii) certificates of deposit, time deposits and bankers’ acceptances (which, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company, incorporated under the laws of the United States or any state; provided, that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated in one of the two highest ratings by Moody’s and S&P;

(iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated in the highest short-term rating by each of the Rating Agencies; and

(v) units of money market funds registered under the Investment Company Act of 1940, investing in any of the foregoing, including any funds managed or advised by the Trustee or any affiliate of the Trustee; provided, such money market funds are at the time rated at least “AAAm” or “AAAm-G” by S&P, and in one of the two highest short-term ratings by Moody’s;

provided, that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

“Permitted Transferee”: Any transferee of a Residual Certificate other than a Disqualified Organization, a Non-United States Person or an “electing large partnership” (as defined in Section 775 of the Code).

“Person”: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Policy Premium”: The premium set forth in the Certificate Guaranty Insurance Policy.

“Policy Premium Rate”: The rate per annum set forth in the Insurance Agreement.

“Preference Amount”: Any amount previously distributed to a [                    ] Certificateholder, [as the case may be,] by or on behalf of the Trust Estate that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

“Prepayment Assumption”: As defined in the Prospectus Supplement.

“Prepayment Charge”: As to a Mortgage Loan, any charge paid by a Mortgagor in connection with Principal Prepayment made within the related Prepayment Charge Period, the Prepayment Charges with respect to each applicable Mortgage Loan so held by the Issuing Entity being identified in a Prepayment Charge Schedule (other than any Servicer Prepayment Charge Payment Amount).

“Prepayment Interest Excess”: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment during the portion of the Prepayment Period from the related Due Date to the end of such Prepayment Period, any payment of interest received in connection therewith (net of any applicable Servicing Fee) representing interest accrued for any portion of such month of receipt.

“Prepayment Interest Shortfall”: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month’s interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month’s interest at the Net Mortgage Rate on the amount of such Curtailment.

“Prepayment Period”: With respect to any Mortgage Loan and any Distribution Date, the period between the 16th of the month prior to such Distribution Date and the 15th of the current month, except the initial Prepayment Period will run from [            ] through [            ]. [With respect to any Mortgage Loan and any Distribution Date, the calendar month immediately preceding the month in which such distribution occurs.]

“Primary Hazard Insurance Policy”: Each primary hazard insurance policy required to be maintained pursuant to Section 3.04.

“Primary Insurance Policy”: Any primary policy of mortgage guaranty insurance, or any replacement policy therefor.

“Principal Distribution Amount”: With respect to any Distribution Date and any Loan Group, an amount equal to the sum of the related Basic Principal Distribution Amount plus the related Extra Principal Distribution Amount.

“Principal Prepayment”: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

“Principal Prepayment in Full”: Any Principal Prepayment made by a Mortgagor of the entire unpaid principal balance of the Mortgage Loan.

“Principal Remittance Amount”: With respect to any Distribution Date and each Loan Group, the sum of the following from the Available Distribution Amount: (i) each scheduled payment of principal collected or advanced on the related Mortgage Loans by the Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full Principal Prepayments of the related Mortgage Loans applied by the Servicer during the related Prepayment Period, (iii) the principal portion of all Net Liquidation Proceeds, REO Proceeds, Insurance Proceeds, and Subsequent Recoveries received during the related Prepayment Period, (iv) the principal portion of proceeds of Mortgage Loan purchases made pursuant to Section 2.02, 2.04 or 3.14, in each case received or made during the related Prepayment Period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during the related Prepayment Period and (vi) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Section 9.01, the principal portion of the termination price received from the Servicer in connection with a termination of the Trust Fund to occur on such Distribution Date.

“Prospectus Supplement”: That certain Prospectus Supplement dated [            ], relating to the public offering of the Offered Certificates.

“Purchase Price”: With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02, 2.04 or 3.14, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof, (ii) unpaid accrued interest (or REO Imputed Interest) at the applicable Net Mortgage Rate on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid

Servicing Fees from the date through which interest was last paid by the Mortgagor, in each case to the first day of the month in which such Purchase Price is to be distributed, plus (iii) the aggregate of all Advances and Servicing Advances made in respect thereof that were not previously reimbursed and (iv) costs and damages incurred by the Trust Fund in connection with a repurchase pursuant to Section 2.04 hereof that arises out of a violation of any anti-predatory lending law which also constitutes an actual breach of representations (xii), (xxxv), (xxxiii), (xxxviii), (xxxix) or (xliii) of Section 3.1(b) of the Mortgage Loan Purchase Agreement.

“Qualified Insurer”: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

“Qualified Substitute Mortgage Loan”: A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid to the Servicer for deposit in the Collection Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.04 hereof; and, (vi) comply with each non-statistical representation and warranty set forth in the Mortgage Loan Purchase Agreement.

“Rating Agency”: [                    ] and each of their successors. If such agencies and their successors are no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and Servicer. References herein to the two highest long term debt rating of a Rating Agency shall mean “    ” or better in the case of [            ] and “    ” or better in the case of [            ] and references herein to the highest short-term debt rating of a Rating Agency shall mean “    ” in the case of [            ] and “    ” in the case of [            ], and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

“Realized Loss”: With respect to each Mortgage Loan or REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the date of the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Servicer with respect to related Advances or Servicing Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

“Record Date”: With respect to each Distribution Date and the Offered Certificates and the Class 1-B Certificates, so long as such Certificates are Book-Entry Certificates, the Business Day prior to such Distribution Date. With respect to any Offered Certificates and the Class 1-B Certificates which are not Book-Entry Certificates, and with respect to the Class C, Class P and Class R Certificates, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

“Regular Certificate”: Any of the Certificates other than the Class R Certificates.

“Regulation AB” Subpart 229,1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan.7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Relief Act”: The Servicemembers Relief Act, as amended, and similar legislation or regulations.

“Relief Act Interest Shortfall”: With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Relief Act, the amount by which (i) interest collectible on such Mortgage Loan during such Due Period is less than (ii) one month’s interest on the Stated Principal Balance of such Mortgage Loan at the Loan Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

“REMIC”: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

“REMIC 1”: The segregated pool of assets subject hereto (exclusive of the Net WAC Shortfall Reserve Funds, any Servicer Prepayment Charge Payment Amounts and, for the avoidance of doubt, the Supplemental Interest Trusts, the Derivative Accounts, the Interest Rate Swap Agreements, the Cap Contracts and the Collateral Accounts) with respect to which a REMIC election is to be made, conveyed in trust to the Trustee, for the benefit of the holders of the REMIC 1 Regular Interests and the Holders of the Class R Certificates (in respect of the Class R-1 Interest), consisting of: (i) each Mortgage Loan in Loan Group 1 (exclusive of payments of principal and interest due on or before the Cut-off Date, if any, received by the Servicer, which shall not constitute an asset of the Trust Fund) as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans (exclusive of any late payment charges received on the Mortgage Loans), together with all documents included in the related Mortgage File, subject to Section 2.01; (ii) such funds or assets relating to such Mortgage Loans as from time to time are deposited in the Collection Account or the Certificate Account and belonging to the Trust Fund; (iii) any related REO Property; (iv) the Primary Hazard Insurance Policies, if any, the Primary Insurance Policies, if any, and all other Insurance Policies with respect to such Mortgage Loans; and (v) the Depositor’s interest in respect of the representations and warranties made by the Sponsor in the Mortgage Loan Purchase Agreement as assigned to the Trustee pursuant to Section 2.04 hereof.

“REMIC 1 Regular Interest”: Any of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a Regular Interest in REMIC 1. Each REMIC 1 Regular Interest shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC 1 Regular Interests are set forth in the Preliminary Statement hereto. The REMIC 1 Regular Interests consist of REMIC 1 Regular Interest 1-1-A through REMIC 1 Regular Interest 1-78-B, REMIC 1 Regular Interest P and REMIC 1 Regular Interest OC, each as designated in the Preliminary Statement hereto.

“REMIC 2”: The segregated pool of assets subject hereto (exclusive of the Net WAC Shortfall Reserve Funds, any Servicer Prepayment Charge Payment Amounts and, for the avoidance of doubt, the Supplemental Interest Trusts, the Derivative Accounts, the Interest Rate Swap Agreements, the Cap Contracts and the Collateral Accounts) with respect to which a REMIC election is to be made, conveyed in trust to the Trustee, for the benefit of the holders of the REMIC 2 Regular Interests and the Holders of the Class R Certificates (in respect of the Class R-2 Interest), consisting of: (i) each Mortgage Loan in Loan Group 2 (exclusive of payments of principal and interest due on or before the Cut-off Date, if any, received by the Servicer, which shall not constitute an asset of the Trust Fund) as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans (exclusive of any late payment charges received on the Mortgage Loans), together with all documents included in the related Mortgage File, subject to Section 2.01; (ii) such funds or assets relating to such Mortgage Loans as from time to time are deposited in the Collection Account or the Certificate Account and belonging to the Trust Fund; (iii) any related REO Property; (iv) the Primary Hazard Insurance Policies, if any, the Primary Insurance Policies, if any, and all other Insurance Policies with respect to such Mortgage Loans; and (v) the Depositor’s interest in respect of the representations and warranties made by the Sponsor in the Mortgage Loan Purchase Agreement as assigned to the Trustee pursuant to Section 2.04 hereof.

“REMIC 2 Regular Interest”: Any of the separate non-certificated beneficial ownership interests in REMIC 2 issued hereunder and designated as a Regular Interest in REMIC 2. Each REMIC 2 Regular Interest shall accrue interest at the related Uncertificated REMIC 2 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC 2 Regular Interests are set forth in the Preliminary

Statement hereto. The REMIC 2 Regular Interests consist of REMIC 2 Regular Interests 1-1-A through REMIC 2 Regular Interest 1-88-B, REMIC 2 Regular Interest OC and REMIC 2 Regular Interest P, each as designated in the Preliminary Statement hereto.

“REMIC 3”: The segregated pool of assets consisting of all of the REMIC 1 Regular Interests and REMIC 2 Regular Interests conveyed in trust to the Trustee, for the benefit of the holders of the REMIC 3 Regular Interests and the Holders of the Class R Certificates (in respect of the Class R-3 Interest), pursuant to Article II hereunder, with respect to which a separate REMIC election is to be made.

“REMIC 3 Group 1 Interest Loss Allocation Amount”: With respect to any Distribution Date, an amount (subject to adjustment based on the actual number of days elapsed in the respective Accrual Period) equal to (a) the sum of (x) the product of (i) the aggregate Stated Principal Balance of the Group 1 Loans and the related REO Properties then outstanding, minus the Certificate Principal Balance of the Class 1-P Certificates, and (ii) the Uncertificated REMIC 3 Pass-Through Rate for REMIC 3 Regular Interest 1-AA minus the Group 1 Marker Rate, and (y) the accrued interest on REMIC 3 Regular Interest 1-P, divided by (b) 12.

“REMIC 3 Group 1 Overcollateralized Amount”: With respect to any date of determination, (i) [    ]% of the aggregate Uncertificated Principal Balance of the REMIC 3 Group 1 Regular Interests, other than REMIC 3 Regular Interest 1-P, minus (ii) the aggregate Uncertificated Principal Balance of each REMIC 3 Group 1 Regular Interest for which a Class 1-A, Class 1-M or Class 1-B Certificate is a Corresponding Certificate, in each case, as of such date of determination.

“REMIC 3 Group 1 Principal Loss Allocation Amount”: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group 1 Loans and the related REO Properties then outstanding, minus the Certificate Principal Balance of the Class 1-P Certificates, and (ii) 1 minus a fraction, the numerator of which is two (2) times the aggregate Uncertificated Principal Balance of each REMIC 3 Group 1 Regular Interest for which a Class 1-A, Class 1-M or Class 1-B Certificate is a Corresponding Certificate and the denominator of which is the aggregate Uncertificated Principal Balance of each REMIC 3 Group 1 Regular Interest for which a Class 1-A, Class 1-M or Class 1-B Certificate is a Corresponding Certificate and REMIC 3 Regular Interest 1-ZZ.

“REMIC 3 Group 1 Overcollateralization Target Amount”: [    ]% of the Group 1 Overcollateralization Target Amount.

[“REMIC 3 Group 1 Regular Interest”: Any of the REMIC 3 Regular Interests 1-AA, 1-ZZ, 1-A1-A, 1-A1-B, 1-A1-C, 1-AM, 1-M-1, 1-M-2, 1-M-3, 1-M-4, 1-M-5, 1-M-6, 1-M-7, 1-M-8, 1-B, 1-IO and 1-P.]

“REMIC 3 Group 2 Interest Loss Allocation Amount”: With respect to any Distribution Date, an amount (subject to adjustment based on the actual number of days elapsed in the respective Accrual Period) equal to (a) the sum of (x) the product of (i) the aggregate Stated Principal Balance of the Group 2 Loans and the related REO Properties then outstanding, minus the Certificate Principal Balance of the Class 2-P Certificates, and (ii) the Uncertificated REMIC 3 Pass-Through Rate for REMIC 3 Regular Interest 2-AA minus the Group 2 Marker Rate, and (y) the accrued interest on REMIC 3 Regular Interest 2-P, divided by (b) 12.

“REMIC 3 Group 2 Overcollateralized Amount”: With respect to any date of determination, (i) [    ]% of the aggregate Uncertificated Principal Balance of the REMIC 3 Group 2 Regular Interests, other than REMIC 3 Regular Interest 2-P, minus (ii) the Uncertificated Principal Balance of REMIC 3 Regular Interest 2-A, in each case, as of such date of determination.

“REMIC 3 Group 2 Principal Loss Allocation Amount”: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group 2 Loans and the related REO Properties then outstanding, minus the Certificate Principal Balance of the Class 2-P Certificates, and (ii) 1 minus a fraction, the numerator of which is two (2) times the Uncertificated Principal Balance of REMIC 3 Regular Interest 2-A and the denominator of which is the Uncertificated Principal Balance of REMIC 3 Regular Interest 2-A and REMIC 3 Regular Interest 2-ZZ.

“REMIC 3 Group 2 Overcollateralization Target Amount”: [    ]% of the Group 1 Overcollateralization Target Amount.

[“REMIC 3 Group 2 Regular Interest”: Any of the REMIC 3 Regular Interests 2-AA, 2-ZZ, 2-A, 2-IO and 2-P.]

“REMIC 3 Regular Interest”: Any of the separate non-certificated beneficial ownership interests in REMIC 3 issued hereunder and designated as a Regular Interest in REMIC 3. Each REMIC 3 Regular Interest shall accrue interest at the related Uncertificated REMIC 3 Pass-Through Rate in effect from time to time, and (except for the REMIC 3 Regular Interests 1-IO and 2-IO) shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC 3 Regular Interests are set forth in the Preliminary Statement hereto. The REMIC 3 Regular Interests consist of the REMIC 3 Group 1 Regular Interests and REMIC 3 Group 2 Regular Interests.

“REMIC 4”: The segregated pool of assets consisting of all of the REMIC 3 Regular Interests conveyed in trust to the Trustee, for the benefit of the holders of the Regular 4 Regular Interests and the Holders of the Class R Certificates (in respect of the Class R-4 Interest), pursuant to Article II hereunder, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

“REMIC 4 Regular Interest”: The Class 1-IO Interest, Class 2-IO Interest or any Regular Interest in REMIC 4 the ownership of which is represented by any of the Regular Certificates.

“REMIC Provisions”: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

“REMIC Regular Interest”: A REMIC 1 Regular Interest, REMIC 2 Regular Interest or REMIC 3 Regular Interest.

“Remittance Report”: A report prepared by the Servicer providing the information set forth in Exhibit E attached hereto.

“REO Acquisition”: The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.06.

“REO Disposition”: The receipt by the Servicer of Insurance Proceeds, Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

“REO Imputed Interest”: As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.06 by any income from the REO Property treated as a recovery of principal).

“REO Proceeds”: Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Collection Account as and when received.

“REO Property”: A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

“Request for Release”: A release signed by a Servicing Officer, in the form of Exhibits F-1 or F-2 attached hereto.

“Residual Certificate”: The Class R Certificates.

“Residual Interest”: The sole class of “residual interests” in a REMIC within the meaning of Section 860G(a)(2) of the Code.

“Responsible Officer”: When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject. When used with respect to the Sponsor or the Servicer, the chief executive officer, the president or any vice president, assistant vice president, or any secretary or assistant secretary.

“Servicer”: Accredited Home Lenders, Inc., or any successor servicer appointed as herein provided.

“Servicer Prepayment Charge Payment Amount”: The amounts payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 2.03, and any amount paid to the Trust Fund by any Person to remedy any breach of any representation, warranty or covenant made with respect to the Prepayment Charges to the extent the Trust Fund, as assignee, is the beneficiary of such representation, warranty or covenant.

“Servicing Criteria”: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

“Servicing Fee Rate”: With respect to each Mortgage Loan, the per annum rate of [    ]%.

“Servicing Fees”: With respect to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the calendar month preceding the month in which the payment of the Servicing Fee is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in part or in full made by the Mortgagor, interest for the number of days covered by such payment of interest). The Servicing Fee consists of servicing compensation payable to the Servicer in respect of its servicing responsibilities.

“Servicing Account”: The account or accounts created and maintained pursuant to Section 3.09.

“Servicing Advances”: All reasonable and customary “out-of-pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, including, without limitation, real estate taxes, (b) any enforcement, collection and judicial proceedings, including foreclosures and liquidations, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under Sections 3.04 and 3.06 of this Agreement, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Sections 3.03 and 3.06 of this Agreement and (e) expenses incurred in connection with any Mortgage Loan being registered on the MERS System.

“Servicing Criteria” The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, or those Servicing Criteria otherwise mutually agreed to by Sponsor and the Servicer in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit N.

“Servicing Officer”: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

“Single Certificate”: A Regular Certificate of any Class (other than a Class P Certificate) evidencing an Initial Certificate Principal Balance of $[1,000], or, in the case of a Class P Certificate, a Certificate of such Class evidencing an Initial Certificate Principal Balance of $[100].

“Sponsor” Accredited Home Lenders, Inc., or its successor in interest.

[“Standard & Poor’s”: Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., or its successor in interest.]

“Startup Day”: The day designated as such pursuant to Article X hereof.

“Stated Principal Balance”: With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous Distribution Date, and (c) any Realized Loss with respect thereto allocated pursuant to Section 4.06 for any previous Distribution Date.

“Step-Up Date”: The Group 1 Step-Up Date or the Group 2 Step-Up Date.

“Stepdown Date”: The Group 1 Stepdown Date or the Group 2 Stepdown Date.

“Stepdown Target Subordination Percentage”: For each class of Subordinate Certificates, the respective percentages indicated in the following table:

Stepdown Target Subordination Percentage
[Class 1-M-1]	[ ]%
[Class 1-M-2]	[ ]%
[Class 1-M-3]	[ ]%
[Class 1-M-4]	[ ]%
[Class 1-M-5]	[ ]%
[Class 1-M-6]	[ ]%
[Class 1-M-7]	[ ]%
[Class 1-M-8]	[ ]%
[Class 1-B]	[ ]%

[“Subordinate Certificates”: The Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and Class 1-B Certificates.]

“Subsequent Recoveries”: Any Liquidation Proceeds (net of amounts owed to the Servicer with respect to the related Mortgage Loan) received after the final liquidation of a Mortgage Loan. If Subsequent Recoveries are received, they will be included as part of the Principal Remittance Amount for the following Distribution Date and distributed in accordance with the priorities described in Section 4.01 of this Agreement. In addition, after giving effect to all distributions on a Distribution Date, if any Allocated Realized Loss Amounts are outstanding, the Allocated Realized Loss Amount for the class of Offered Certificates or Class 1-B Certificates then outstanding with the highest distribution priority will be decreased by the amount of such Subsequent Recoveries until reduced to zero (with any remaining Subsequent Recoveries applied to reduce the Allocated Realized Loss Amount of the class with the next highest distribution priority), and the Certificate Principal Balance of such class or classes of Offered Certificates or Class 1-B Certificates will be increased by the same amount. Thereafter, such class or classes of Offered Certificates or Class 1-B Certificates will accrue interest on the increased Certificate Principal Balance.

“Substitution Adjustment”: As defined in Section 2.04 hereof.

“Supplemental Interest Trust”: The Group 1 Supplemental Interest Trust or the Group 2 Supplemental Interest Trust, as applicable.

“Supplemental Interest Trust Trustee”: The Group 1 Supplemental Interest Trust Trustee or the Group 2 Supplemental Interest Trust Trustee, as applicable.

“Swap LIBOR”: LIBOR as determined pursuant to each Interest Rate Swap Agreement.

“Swap Optional Termination Payment”: As defined in Section 9.01 hereof.

“Swap Provider”: The Group 1 Swap Provider or Group 2 Swap Provider, as applicable.

“Swap Provider Trigger Event” With respect to any Distribution Date, (i) an Event of Default under the related Interest Rate Swap Agreement with respect to which the Swap Provider is a Defaulting Party, (ii) a Termination Event under the related Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party, or (iii) an Additional Termination Event under the related Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

“Swap Termination Payment” Upon the designation of an “Early Termination Date” as defined in the related Interest Rate Swap Agreement, the payment to be made by the Supplemental Interest Trust to the Swap Provider or by the Swap Provider to the Supplemental Interest Trust, as applicable, pursuant to the terms of the related Interest Rate Swap Agreement.

“Tax Matters Person”: The person designated as “tax matters person” in the manner provided under Treasury Regulation Sections 1.860F-4(d) and 301.6231(a)(7)-1T. The Holder of the greatest Percentage Interest in a class of Residual Interests in a REMIC shall be the Tax Matters Person for the related REMIC. The Trustee, or any successor thereto or assignee thereof, shall serve as tax administrator hereunder and as agent for the related Tax Matters Person.

“Tax Returns”: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC 1, REMIC 2, REMIC 3 and REMIC 4 due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

“Transfer”: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

“Transferor”: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

“Trust Fund”: REMIC 1, REMIC 2, REMIC 3, REMIC 4 the Net WAC Shortfall Reserve Fund and Servicer Prepayment Charge Payment Amount.

“Trustee”: [TRUSTEE], or its successor in interest, or any successor trustee appointed as herein provided.

“Uncertificated Accrued Interest”: With respect to each REMIC Regular Interest on each Distribution Date, an amount equal to one month’s interest at the related Uncertificated Pass-Through Rate on the related Uncertificated Principal Balance or related Uncertificated Notional Amount of such REMIC Regular Interest. In each case, Uncertificated Accrued Interest will be reduced by any Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such REMIC Regular Interests as set forth in Section 1.03).

“Uncertificated Notional Amount”: With respect to REMIC 3 Regular Interest 1-IO and each Distribution Date listed below, the aggregate Uncertificated Principal Balance of the REMIC 1 Regular Interests ending with the designation “A” listed below:

Distribution Date	REMIC 1 Regular Interests
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thereafter	$[ ]

With respect to REMIC 3 Regular Interest 2-IO and each Distribution Date listed below, the aggregate Uncertificated Principal Balance of the REMIC 2 Regular Interests ending with the designation “A” listed below:

Distribution Date	REMIC 2 Regular Interests
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thereafter	$[ ]

With respect to the Class 1-IO Interest and any Distribution Date, an amount equal to the Uncertificated Notional Amount of the REMIC 3 Regular Interest 1-IO.

With respect to the Class 2-IO Interest and any Distribution Date, an amount equal to the Uncertificated Notional Amount of the REMIC 3 Regular Interest 2-IO.

“Uncertificated Pass-Through Rate”: The Uncertificated REMIC 1 Pass-Through Rate, Uncertificated REMIC 2 Pass-Through Rate or Uncertificated REMIC 3 Pass-Through Rate.

“Uncertificated Principal Balance”: With respect to each REMIC Regular Interest, the principal amount of such REMIC Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each such REMIC Regular Interest shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Distribution Date pursuant to Section 4.03 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.04. The Uncertificated Principal Balances of REMIC 3 Regular Interest 1-ZZ and REMIC 3 Regular Interest 2-ZZ shall be increased by interest deferrals as provided in Sections 4.04(c)(1)(ii) and 4.04(c)(2)(ii), respectively. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero.

“Uncertificated REMIC 1 Pass-Through Rate”: With respect to REMIC 1 Regular Interests OC and P and any Distribution Date, a per annum rate equal to the Group 1 Net Mortgage Rate for such Distribution Date.

With respect to each REMIC 1 Regular Interest ending with the designation “A” and any Distribution Date, a per annum rate equal to the Group 1 Net Mortgage Rate for such Distribution Date multiplied by 2, subject to a maximum rate equal to 2 multiplied by the per annum fixed rate set forth in the Group 1 Interest Rate Swap Agreement to be used in determining the Group 1 Net Swap Payment under such agreement for such Distribution Date.

With respect to each REMIC 1 Regular Interest ending with the designation “B” and any Distribution Date, a per annum rate equal to the greater of (x) the excess of (1) 2 multiplied by the Group 1 Net Mortgage Rate for such Distribution Date over (2) 2 multiplied by the per annum fixed rate set forth in the Group 1 Interest Rate Swap Agreement to be used in determining the Group 1 Net Swap Payment under such agreement for such Distribution Date, and (y) 0.00%.

“Uncertificated REMIC 2 Pass-Through Rate”: With respect to REMIC 2 Regular Interests OC and P and any Distribution Date, a per annum rate equal to the Group 2 Net Mortgage Rate for such Distribution Date.

With respect to each REMIC 2 Regular Interest ending with the designation “A” and any Distribution Date, a per annum rate equal to the Group 2 Net Mortgage Rate for such Distribution Date, multiplied by 2, subject to a maximum rate equal to 2 multiplied by the per annum fixed rate set forth in the Group 2 Interest Rate Swap Agreement to be used in determining the Group 2 Net Swap Payment under such agreement for such Distribution Date.

With respect to each REMIC 2 Regular Interest ending with the designation “B” and any Distribution Date, a per annum rate equal to the greater of (x) the excess of (1) 2 multiplied by the Group 2 Net Mortgage Rate for such Distribution Date over (2) 2 multiplied by the per annum fixed rate set forth in the Group 2 Interest Rate Swap Agreement to be used in determining the Group 2 Net Swap Payment under such agreement for such Distribution Date, and (y) 0.00%.

“Uncertificated REMIC 3 Pass-Through Rate”: With respect to each REMIC 3 Group 1 Regular Interest (other than REMIC 3 Regular Interest 1-IO) and any Distribution Date, a per annum rate equal to the weighted average of (i) the Uncertificated REMIC 1 Pass-Through Rates for the REMIC 1 Regular Interests ending with the designation “B”, REMIC 1 Regular Interest P and REMIC 1 Regular Interest OC for such Distribution Date, and (ii) the rates listed below for the REMIC 1 Regular Interests ending with the designation “A” for such Distribution Date, in each case weighted on the basis of the Uncertificated Principal Balances of each such REMIC 1 Regular Interest for such Distribution Date:

Distribution Date	REMIC 1 Regular Interest	Rate
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Thereafter	[ ]	[ ]

With respect to REMIC 3 Regular Interest 1-IO and any Distribution Date, a per annum rate equal to the excess, if any, of (i) the weighted average of the Uncertificated REMIC 1 Pass-Through Rates for the REMIC 1 Regular Interests ending with the designation “A” for such Distribution Date over (ii) the weighted average of 2 multiplied by Swap LIBOR on the REMIC 1 Regular Interests ending with the designation “A”, subject to a maximum rate of the Uncertificated REMIC 1 Pass-Through Rate for each such REMIC 1 Regular Interest for such Distribution Date, in each case, weighted on the basis of the Uncertificated Principal Balances of each such REMIC 1 Regular Interest for such Distribution Date.

With respect to each REMIC 3 Group 2 Regular Interest (other than REMIC 3 Regular Interest 2-IO) and any Distribution Date, a per annum rate equal to the weighted average of (i) the Uncertificated REMIC 2 Pass-Through Rates for the REMIC 2 Regular Interests ending with the designation “B”, REMIC 2 Regular Interest P and REMIC 2 Regular Interest OC for such Distribution Date, and (ii) the rates listed below for the REMIC 2 Regular Interests ending with the designation “A” for such Distribution Date, in each case weighted on the basis of the Uncertificated Principal Balances of each such REMIC 2 Regular Interest for such Distribution Date:

Distribution Date	REMIC 2 Regular Interest	Rate
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With respect to REMIC 3 Regular Interest 2-IO and any Distribution Date, a per annum rate equal to the excess of (i) the weighted average of the Uncertificated REMIC 2 Pass-Through Rates for the REMIC 2 Regular Interests ending with the designation “A” for such Distribution Date over (ii) the weighted average of 2 multiplied by Swap LIBOR on the REMIC 2 Regular Interests ending with the designation “A”, subject to a maximum rate of the Uncertificated REMIC 2 Pass-Through Rate for each such REMIC 2 Regular Interest for such Distribution Date, in each case, weighted on the basis of the Uncertificated Principal Balances of each such REMIC 2 Regular Interest for such Distribution Date.

“Uninsured Cause”: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

“United States Person”: A citizen or resident of the United States, a corporation or a partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States or any State thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

“Unpaid Interest Shortfall Amount”: For each Class of Offered Certificates and the Class 1-B Certificates, and any Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class for such Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for the immediately preceding Distribution Date exceeds (b) the aggregate amount distributed on such Class in respect of interest pursuant to clause (a) of this definition on such Distribution Date, plus interest on the amount of Unpaid Interest Shortfall Amount due but not paid on such Class on the immediately preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

“Voting Rights”: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, (i) [98]% of all Voting Rights will be allocated among the Holders of the Class A Certificates, the Subordinate Certificates and the Class C Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, (ii) [1]% of all Voting Rights will be allocated to the Holders of the Class P Certificates and (iii) [1]% of all Voting Rights will be allocated to the Holders of the Class R Certificates. The Voting Rights allocated to any Class of Certificates shall be allocated among all Holders of the Certificates of such Class in proportion to the outstanding Percentage Interests in such Class represented thereby.

Section 1.02. Determination of LIBOR.

LIBOR applicable to the calculation of the Pass-Through Rate on the Class A Certificates and Subordinate Certificates for any Accrual Period will be determined on each LIBOR Rate Adjustment Date.

On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Trustee and, as to any Accrual Period, will equal the rate for one month United States dollar deposits that appears on the [Telerate Screen Page 3750] as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. [“Telerate Screen Page 3750”] means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Servicer), the rate will be the Reference Bank Rate. The “Reference Bank Rate” will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A Certificates and Subordinate Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index after consultation with the Servicer (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee’s subsequent calculation of the Pass-Through Rate applicable to the Class A Certificates and Subordinate Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rate on the Class A Certificates and Subordinate Certificates for the current and the immediately preceding Accrual Period.

Section 1.03. Allocation of Certain Interest Shortfalls.

For purposes of calculating the amount of the Monthly Interest Distributable Amount for the Class A Certificates, the Subordinate Certificates and the Class C Certificates for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the related Mortgage Loans for any Distribution Date shall be allocated first, among the related Class C Certificates, based on, and to the extent of, one month’s interest at the then applicable Pass-Through Rate on the related Notional Balance of each such Certificate and, thereafter, among the Class A Certificates and the Subordinate Certificates on a pro rata basis, based on, and to the extent of, one month’s interest at the then applicable respective Pass-Through Rates on the respective Certificate Principal Balances of each such Certificate.

For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 1 Regular Interests for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of Loan Group 1 shall be allocated first, to REMIC 1 Regular Interests ending with the designation “B” and REMIC 1 Regular Interests OC and P, pro rata, based on, and to the extent of, one month’s interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC 1 Regular Interest, and then, to REMIC 1 Regular Interests ending with the designation “A”, pro rata, based on, and to the extent of, one month’s interest at the then applicable respective Uncertificated REMIC 1 Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC 1 Regular Interest.

For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 2 Regular Interests for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of Loan Group 2 shall be allocated first, to REMIC 2 Regular Interests ending with the designation “B” and REMIC 2 Regular Interests OC and P, pro rata, based on, and to the extent of, one month’s interest at the then applicable respective Uncertificated REMIC 2 Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC 2 Regular Interest, and then, to REMIC 2 Regular Interests ending with the designation “A”, pro rata, based on, and to the extent of, one month’s interest at the then applicable respective Uncertificated REMIC 2 Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC 2 Regular Interest.

For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 3 Group 1 Regular Interests (other than REMIC 3 Regular Interest 1-IO) for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Loan Group 1 for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC 3 Regular Interest 1-AA and REMIC 3 Regular Interest 1-ZZ up to an aggregate amount equal to the REMIC 3 Group 1 Interest Loss Allocation Amount, [98]% and [2]%, respectively, and thereafter among REMIC 3 Regular Interest 1-AA, each REMIC 3 Group 1 Regular Interest for which a Class 1-A, Class 1-M, Class 1-B or Class 1-P Certificate is the Corresponding Certificate and REMIC 3 Regular Interest 1-ZZ, pro rata, based on, and to the extent of, one month’s interest at the then applicable respective Uncertificated REMIC 3 Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC 3 Regular Interest.

For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC 3 Group 2 Regular Interests (other than REMIC 3 Regular Interest 2-IO) for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Loan Group 2 for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC 3 Regular Interest 2-AA and REMIC 3 Regular Interest 2-ZZ up to an aggregate amount equal to the REMIC 3 Group 2 Interest Loss Allocation Amount, [98]% and [2]%, respectively, and thereafter among REMIC 3 Regular Interest 1-AA, each REMIC 3 Group 2 Regular Interest for which a Class 2-A Certificate or Class 2-P Certificate is the Corresponding Certificate and REMIC 3 Regular Interest 2-ZZ, pro rata, based on, and to the extent of, one month’s interest at the then applicable respective Uncertificated REMIC 3 Pass-Through Rates on the respective Uncertificated Principal Balances of each such REMIC 3 Regular Interest.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;

ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans.

The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans identified on the Mortgage Loan Schedule (exclusive of any prepayment fees and late payment charges received thereon) and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders, including the amount to be deposited by or on behalf of the Depositor into the Net WAC Shortfall Reserve Fund. Such assignment includes all principal and interest received by the Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date).

In connection with such transfer and assignment, the Depositor has caused the Sponsor to deliver to, and deposit with the Custodian, as described in the Mortgage Loan Purchase Agreement, with respect to each Mortgage Loan, the following documents or instruments:

(i) the original Mortgage Note endorsed without recourse, “[TRUSTEE], as trustee under the Pooling and Servicing Agreement relating to [                    ], Mortgage Pass-Through Certificates, Series [            ]” with all intervening endorsements showing an unbroken chain of endorsements from the originator to the Person endorsing it to the Trustee or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

(ii) the original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or, if the original Mortgage has not been returned from the public recording office, a copy of the Mortgage certified by the Sponsor or the public recording office in which such Mortgage has been recorded to be a true and complete copy of the original Mortgage submitted for recording;

(iii) unless the Mortgage Loan is registered on the MERS® System, a duly executed original Assignment of the Mortgage, without recourse, in recordable form to [TRUSTEE], as trustee,” or to “[TRUSTEE], as trustee for holders of [                    ], Mortgage Pass-Through Certificates, Series [            ]”;

(iv) the original recorded Assignment or Assignments of the Mortgage showing an unbroken chain of assignment from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS® System and noting the presence of a MIN) or, if any such Assignment has not been returned from the applicable public recording office, a copy of such Assignment certified by the Sponsor to be a true and complete copy of the original Assignment submitted to the title insurance company for recording;

(v) the original title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

(vi) a copy of the related hazard insurance policy; and

(vii) a true and correct copy of any assumption, modification, consolidation or substitution agreement.

The Sponsor is obligated as described in the Mortgage Loan Purchase Agreement, with respect to the Mortgage Loans, to deliver to the Custodian: (a) either the original recorded Mortgage, or in the event such original cannot be delivered by the Sponsor, a copy of such Mortgage certified as true and complete by the appropriate recording office, in those instances where a copy thereof certified by the Sponsor was delivered to the Custodian pursuant to clause (ii) above; and (b) either the original Assignment or Assignments of the Mortgage, with evidence of recording thereon, showing an unbroken chain of assignment from the originator to the Sponsor, or in the event such original cannot be delivered by the Sponsor, a copy of such Assignment or Assignments certified as true and complete by the appropriate recording office, in those instances where copies thereof certified by the Sponsor were delivered to the Custodian pursuant to clause (iv) above. However, pursuant to the Mortgage Loan Purchase Agreement with respect to the Mortgage Loans, the Sponsor need not cause to be recorded any assignment in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Sponsor to the Trustee, the Certificate Insurer and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee’s interest in the related Mortgage Loan; provided, however, notwithstanding the delivery of any Opinion of Counsel, each assignment shall be submitted for recording by the Sponsor in the manner described above, at no expense to the Trust or the Trustee, upon the earliest to occur of: (i) direction by the Holders of Certificates evidencing at least 25% of the Voting Rights or the Certificate Insurer, (ii) the occurrence of a Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Sponsor, (iv) the occurrence of a servicing transfer as described in Section 7.02 hereof and (v) if the Sponsor is not the Servicer and with respect to any one assignment, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Sponsor shall be deemed to have satisfied its obligations hereunder upon delivery to the Custodian of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

If any Assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Sponsor is required, as described in the Mortgage Loan Purchase Agreement with respect to the Mortgage Loans, to prepare a substitute Assignment or cure such defect, as the case may be, and the Sponsor shall cause such Assignment to be recorded in accordance with this section.

The Sponsor is required as described in the Mortgage Loan Purchase Agreement with respect to the Mortgage Loans, to exercise its best reasonable efforts to deliver or cause to be delivered to the Custodian within 120 days of the Closing Date, with respect to the Mortgage Loans, the original or a photocopy of the title insurance policy with respect to each such Mortgage Loan assigned to the Trustee pursuant to this Section 2.01.

In connection with the assignment of any Mortgage Loan registered on the MERS® System, the Sponsor further agrees that it will cause, at the Sponsor’s own expense, as of the Closing Date, the MERS® System to indicate that such Mortgage Loans have been assigned by the Sponsor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders and the Certificate Insurer by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and (b) the code in the field “Pool Field” which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Servicer to, and the Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

All original documents relating to the Mortgage Loans which are not delivered to the Custodian are and shall be held by the Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders and the Certificate Insurer.

Except as may otherwise expressly be provided herein, none of the Depositor, the Servicer or the Trustee shall assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or cause the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance.

It is intended that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans as provided for in this Section 2.01 by the Depositor to the Trustee for the benefit of the Certificateholders and the Certificate Insurer. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related Insurance Policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Collection Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Sponsor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C); (c) the possession by the Trustee or any other Custodian or agent of the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

Concurrently with the execution of this Agreement, the Interest Rate Swap Agreements and Cap Contracts shall be delivered to the Trustee. In connection therewith, the Company hereby directs the Trustee, as Supplemental Interest Trust Trustee (not in its individual capacity, but solely in its capacity as Supplemental Interest Trust Trustee), to execute and deliver the related Interest Rate Swap Agreement and to exercise the rights, perform the obligations, and make the representations of Party B (as defined therein) as set forth in the related Interest Rate Swap Agreement and as provided in this Agreement on the Closing Date and thereafter. In addition, the Trustee, as Supplemental Interest Trust Trustee (not in its individual capacity, but solely in its capacity as Supplemental Interest Trust Trustee), is hereby directed to execute and deliver the related Cap Contracts on behalf of Party B (as defined therein) and to exercise the rights, perform the obligations, and make the representations of Party B as set forth in the related Cap Contracts and as provided in this Agreement on the Closing Date and thereafter. The Seller, the Servicer, the Depositor and the related Certificateholders, by acceptance of their Certificates, acknowledge and agree the Trustee, as Supplemental Interest Trust Trustee, shall execute and deliver the related Interest Rate Swap Agreement and Cap Contracts on behalf of Party B (as defined therein) and to exercise the rights, perform the obligations, and make the representations of Party B as set forth in the related Interest Rate Swap Agreement and Cap Contracts and as provided in this Agreement and shall do so solely in its capacity as Supplemental Interest Trust Trustee and not in its individual capacity.

Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Supplemental Interest Trust Trustees shall apply to each Supplemental Interest Trust Trustee’s execution of the related Interest Rate Swap Agreement and Cap Contracts, and the performance of its duties and satisfaction of its obligations on behalf of Party B thereunder.

Section 2.02. Acceptance of the Trust Fund by the Trustee.

The Custodian, with respect to the Mortgage Files held by it, acknowledges receipt (subject to any exceptions noted in the Initial Certification described below) on behalf of the Trustee, of the documents referred to in Section 2.01 above and all other assets included in the definition of “Trust Fund” and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the definition of “Trust Fund” (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders and the Certificate Insurer.

The Custodian agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review or cause to be reviewed on its behalf, each Mortgage File on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Custodian agrees to execute and deliver, or cause to be executed and delivered, to the Certificate Insurer, the Depositor and the Servicer on the Closing Date, with respect to each Mortgage Loan, an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i), (ii), (iii)(A) and (iv) of the definition of the “Mortgage Loan Schedule” accurately reflects information set forth in the Mortgage File. None of the Custodian, the Trustee or the Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) or (vii) of Section 2.01. None of the Custodian, the Trustee or the Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or they are in recordable form or that they are other than what they purport to be on their face.

Within 90 days of the Closing Date, with respect to the Mortgage Loans, the Trustee, or the Custodian on its behalf, shall deliver to the Certificate Insurer, the Depositor and the Servicer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon, with respect to all of the Mortgage Loans.

If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Custodian shall promptly notify the Sponsor, the Servicer, the Certificate Insurer, the Trustee (if not the Custodian) and the Depositor. The Trustee shall promptly notify the Sponsor of such defect and request that the Sponsor cure any such defect within 60 days from the date on which the Sponsor was notified of such defect, and if the Sponsor does not cure such defect in all material respects during such period, request on behalf of the Certificateholders and the Certificate Insurer that the Sponsor purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which the Sponsor was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a “qualified mortgage” as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of the Sponsor to cure a material defect in, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders, the Certificate Insurer or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Servicer in the Collection Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Custodian shall release or cause to be released to the Sponsor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Sponsor shall require as necessary to vest in the Sponsor ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee and the Custodian shall have no further responsibility with respect to the related Mortgage File. In furtherance of the foregoing, if the Sponsor is not a member of MERS and the Mortgage is registered on the MERS® System, the Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Sponsor and shall cause such Mortgage to be removed from registration on the MERS® System in accordance with MERS’ rules and regulations.

Section 2.03. Representations, Warranties and Covenants of the Servicer.

The Servicer hereby represents, warrants and covenants to the Trustee, the Depositor, the Sponsor, the Issuing Entity, the Hedge Providers, the Certificate Insurer and the Certificateholders as of the Closing Date and during the term of this Agreement that:

(a) The Servicer is duly organized, validly existing and in good standing under the laws of its state of incorporation and has the power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it or the performance of its obligations hereunder requires such qualification and in which the failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer or the performance of its obligations hereunder.

(b) The Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and assuming the due authorization, execution and delivery hereof by the other parties hereto constitutes, or will constitute, the legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(c) The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency which consent already has not been obtained in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained prior to the Closing Date.

(d) The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court or the charter or bylaws of the Servicer, or constitute a breach of any mortgage, indenture, contract or other Agreement to which the Servicer is a party or by which it may be bound.

(e) Except as set forth in the Prospectus Supplement under the heading “Risk Factors,” there is no action, suit, proceeding or investigation pending or to Servicer’s knowledge threatened against the Servicer which, either in any one instance or in the aggregate, is, in the Servicer’s judgment, likely to result in any material adverse change in the business, operations, financial condition, properties, or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement, the Certificates, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein or therein, or which would be likely to impair materially the ability of the Servicer to perform its obligations hereunder.

(f) Neither this Agreement nor any statement, report, or other document furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby, including, without limitation, the sale or placement of the Certificates, contains any untrue material statement of fact provided by or on behalf of the Servicer or omits to state a material fact necessary to make the statements provided by or on behalf of the Servicer contained herein or therein not misleading.

(g) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

(h) The Servicer is not an “investment company” or a company “controlled by an investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(i) The Servicer shall take all necessary steps to maintain the Trustee’s perfection and priority in the Mortgage Loans.

(j) The Servicer will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

(k) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03 shall survive the delivery of the respective Trustee’s Mortgage Files to the Trustee and inure to the benefit of the Trustee.

Section 2.04. Representations, Warranties and Covenants of the Sponsor.

The Sponsor hereby represents, warrants and covenants to the Trustee, the Depositor, the Issuing Entity, the Hedge Providers, the Certificate Insurer and the Servicer that as of the date of this Agreement or as of such date specifically provided herein:

(a) The Sponsor is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

(b) The Sponsor has the corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement.

(c) This Agreement has been duly and validly authorized, executed and delivered by the Sponsor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Sponsor with this Agreement or the consummation by the Sponsor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date.

(e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the articles of incorporation or bylaws of the Sponsor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Sponsor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Sponsor of any court or governmental authority having jurisdiction over the Sponsor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans.

(f) Except as set forth in the Prospectus Supplement under the heading “Risk Factors,” there are no actions, suits or proceedings before or against or investigations of, the Sponsor pending, or to the knowledge of the Sponsor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Sponsor’s reasonable judgment, might materially and adversely affect the performance by the Sponsor of its obligations under this Agreement, or the validity or enforceability of this Agreement.

(g) The Sponsor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.04 may not be waived and shall survive delivery of the respective Trustee’s Mortgage Files to the Trustee and shall inure to the benefit of the Trustee.

Section 2.05. Covenants and Representations of the Sponsor and Servicer Regarding Prepayment Charges.

(a) The Servicer covenants that it will not waive any Prepayment Charge or part of a Prepayment Charge unless in connection with a Mortgage Loan that is in default or for which a default is reasonably foreseeable.

(b) The Sponsor hereby represents and warrants that the information set forth in the Prepayment Charge Schedule is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally) under applicable law.

(c) Upon discovery by the Sponsor or the Trustee of a breach of the foregoing, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of breach, the Servicer shall cure such breach in all material respects. If the covenant made by the Servicer in clause (a) above is breached the Servicer must pay into the Collection Account the amount of the waived Prepayment Charge. If the representation made by the Sponsor in clause (b) above is breached, the Sponsor must pay into the Collection Account the amount of the scheduled Prepayment Charge, less any amount previously collected and paid by the Servicer into the Collection Account. The foregoing obligations of the Servicer and the Sponsor shall be the sole and exclusive remedies for a breach of this Section 2.05(a) or (b).

Section 2.06. Representations, Warranties and Covenants of the Depositor.

The Depositor hereby represents, warrants and covenants to the Trustee, the Issuing Entity, the Hedge Providers, the Sponsor and the Servicer that as of the date of this Agreement or as of such date specifically provided herein:

(a) The Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Depositor has the trust power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement.

(c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date.

(e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the certificate of trust or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans.

(f) Except as set forth in the Prospectus Supplement under the heading “Risk Factors,” there are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor’s reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement.

(g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.06 shall survive delivery of the respective Trustee’s Mortgage Files to the Trustee and shall inure to the benefit of the Trustee.

Section 2.07. Issuance of Certificates; Conveyance of REMIC 1 Regular Interests, Class C Interest, Class P Interest and Acceptance of REMIC 2, REMIC 3 and REMIC 4 by the Trustee.

(a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it or to a Custodian on its behalf of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations. The interests evidenced by the Certificates, constitute the entire beneficial ownership interest in the Trust Fund.

(b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC 1 Regular Interests and REMIC 2 Regular Interests for the benefit of the holders of the REMIC 3 Regular Interests and the Holders of the Class R Certificates (in respect of the Class R-3 Interest). The Trustee acknowledges receipt of the REMIC 1 Regular Interests and REMIC 2 Regular Interests (all of which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC 3 Regular Interests and the Holders of the Class R Certificates (in respect of the Class R-3 Interest). The interests evidenced by the Class R-3 Interest, together with the REMIC 3 Regular Interests, constitute the entire beneficial ownership interest in REMIC 3.

(c) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC 3 Regular Interests for the benefit of the holders of the REMIC 4 Regular Interests and the Holders of the Class R Certificates (in respect of the Class R-4 Interest). The Trustee acknowledges receipt of the REMIC 3 Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC 4 Regular Interests and the Holders of the Class R Certificates (in respect of the Class R-4 Interest). The interests evidenced by the Class R-4 Interest, together with the REMIC 4 Regular Interests, constitute the entire beneficial ownership interest in REMIC 4.

(c) In exchange for the REMIC 3 Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-4 Interest and Class IO Interests) the entire beneficial ownership interest in REMIC 4.

(d) Concurrently with (i) the assignment and delivery to the Trustee of REMIC 1 (including the Residual Interest therein represented by the Class R-1 Interest) and the acceptance by the Trustee thereof, (ii) the assignment and delivery to the Trustee of REMIC 2 (including the Residual Interest therein represented by the Class R-2 Interest), (iii) the assignment and delivery to the Trustee of REMIC 3 (including the Residual Interest therein represented by the Class R-3 Interest) (iv) the assignment and delivery to the Trustee of REMIC 4 (including the Residual Interest therein represented by the Class R-4 Interest) and the acceptance by the Trustee thereof, the Trustee, from and pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the Class R-1 Interest and Class R-2 Interest and the Class R-3 Interest and Class R-4 Interest, respectively.

Section 2.08. Purposes and Powers of the Trust.

The purpose of the common law trust, as created hereunder, is to engage in the following activities:

(a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

(b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

(c) to make payments on the Certificates;

(d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

The trust is hereby authorized to engage in the foregoing activities. The Trustee shall not knowingly and explicity cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates and the Certificate Insurer.

ARTICLE III

ADMINISTRATION AND SERVICING

OF THE TRUST FUND

Section 3.01. The Servicer.

(a) The Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and in accordance with Accepted Servicing Practices and all applicable requirements of the Servicing Criteria, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

(b) The Servicer shall exercise its discretion consistent with Accepted Servicing Practices and the terms of this Agreement, with respect to the enforcement of defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest with respect thereto, including but not limited to the sale of such Mortgage Loan to a third party, the modification of such Mortgage Loan, or foreclosure upon the related property with a Mortgage and disposition thereof.

(c) The duties of the Servicer shall include collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions, paying Compensating Interest and making Delinquency Advances and Servicing Advances pursuant hereto. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. The Servicer shall cooperate with the Trustee and furnish to the Trustee with reasonable promptness information in its possession as may be necessary or appropriate to enable the Trustee to perform its tax reporting duties hereunder. The Trustee shall furnish the Servicer with any powers of attorney and other documents as the Trustee shall deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder; provided, however, the Servicer shall prepare for and deliver to the Trustee for its execution any such powers of attorney; provided, further, that the Trustee shall not be responsible for any misuse of any such power of attorney. Notwithstanding anything contained herein to the contrary, the Servicer shall not, without the Trustee’s written consent, other than routine foreclosure actions: (i) initiate any action, suit or proceeding directly relating to the servicing of the Mortgage Loan solely under the Trustee’s name without indicating the Servicer’s representative capacity, (ii) initiate any other action, suit or proceeding not directly relating to the servicing of any Mortgage Loan (including but not limited to actions, suits or proceedings against Certificateholders, or against the Depositor for breaches of representations and warranties) solely under the Trustee’s name, (iii) engage counsel to represent the Trustee in any action, suit or proceeding not directly related to the servicing of any Mortgage Loan (including but not limited to actions, suits or proceedings against Certificateholders, or against the Depositor for breaches of representations and warranties, or (iv) prepare, execute or deliver any government filings, forms, permits, registrations or other documents or take any action with the intent to cause, and that actually causes, the Trustee to be registered to do business in any state.

(d) The Servicer shall, in accordance with Accepted Servicing Practices, have the right to approve requests of Mortgagors for consent to (i) partial releases of Mortgage Loans and (ii) alterations, removal, demolition or division of Mortgaged Properties subject to Mortgage Loans. No such request shall be approved by the Servicer unless: (x) the provisions of the related Mortgage Note have been complied with; (y) the LTV (which may, for this purpose, be determined at the time of any such action) after any release does not exceed the LTV set forth for such Mortgage Loan in the Mortgage Loan Schedule; and (z) the lien priority, monthly payment, Mortgage Interest Rate or maturity date of the related Mortgage is not affected except in accordance with Section 3.01(f); provided, however, that the foregoing requirements (x), (y) and (z) shall not apply to any such situation described in this paragraph if such situation results from any condemnation or easement activity by a governmental entity.

(e) [Reserved.]

(f) Without limiting the generality of the foregoing, but subject to Sections 3.05 and 3.06, the Servicer in its own name may be authorized and empowered pursuant to a power of attorney executed and delivered by the Trustee to execute and deliver, and may be authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties, (ii) and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Mortgaged Property on behalf of the Trustee, and (iii) to hold title to any Mortgaged Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee; provided, however, that Section 3.07(a) shall constitute a power of attorney from the Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 3.05 and 3.06, the Trustee shall furnish the Servicer with any powers of attorney and other documents as the Servicer shall reasonably request to enable the Servicer to carry out its servicing and administrative duties hereunder; provided, however, the Servicer shall prepare for and deliver to the Trustee for its execution any such powers of attorney; provided, further, that the Trustee shall not be responsible for any misuse of any such power of attorney. Notwithstanding anything contained herein to the contrary, the Servicer shall not, without the Trustee’s written consent, other than routine foreclosure actions: (i) initiate any action, suit or proceeding directly relating to the servicing of the Mortgage Loan solely under the Trustee’s name without indicating the Servicer’s representative capacity, (ii) initiate any other action, suit or proceeding not directly relating to the servicing of any Mortgage Loan (including but not limited to actions, suits or proceedings against Certificateholders, or against the Depositor for breaches of representations and warranties) solely under the Trustee’s name, (iii) engage counsel to represent the Trustee in any action, suit or proceeding not directly related to the servicing of any Mortgage Loan (including but not limited to actions, suits or proceedings against Certificateholders, or against the Depositor for breaches of representations and warranties, or (iv) prepare, execute or deliver any government filings, forms, permits, registrations or other documents or take any action with the intent to cause, and that actually causes, the Trustee to be registered to do business in any state.

(g) The Servicer shall give prompt notice to the Trustee of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Issuing Entity or (ii) assert jurisdiction over the Trust.

(h) Servicing Advances incurred by the Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Mortgaged Property shall be recoverable by the Servicer to the extent described herein.

(i) The Servicer shall be entitled to rely, and shall be fully protected in relying, upon any promissory note, writing, resolution, notice, consent, certificate, affidavit, letter, e-mail, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Mortgagor(s)), independent accountants and other experts selected by the Servicer.

(j) The Servicer shall have no liability to the Depositor, the Sponsor, the Trustee, the Certificate Insurer, any Certificateholder or any other Person for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that the foregoing shall not apply to any breach of representations or warranties made by the Servicer herein, or to any specific liability imposed upon the Servicer pursuant to this Agreement or any liability that would otherwise be imposed upon the Servicer by reason of its willful misconduct, bad faith or negligence in the performance of its duties hereunder or by reason of its failure to perform its obligations or duties hereunder.

(k) The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, when the Servicer believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS System, or cause the removal from the registration of any Mortgage Loan on the MERS System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be reimbursable to the Servicer as Servicing Advances.

(l) The Servicer shall not permit a subservicer, subcontractor or Servicing Function Participant to perform any Servicing Function hereunder with respect to the Mortgage Loans unless such Servicing Function Participant first agrees in writing with the Servicer to deliver an Assessment of Compliance and an Attestation Report in such manner and at such time that permits the Servicer to comply with Section 3.10 hereof.

Section 3.02. Collection of Certain Mortgage Loan Payments; Collection Account.

(a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow Accepted Servicing Practices. Consistent with the foregoing, the Servicer may in its discretion waive any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loans.

(b) The Servicer shall establish and maintain, in the name of the Trustee, a segregated account (the “Collection Account”), in trust for the benefit of the Certificateholders. The Collection Account shall be established and maintained as an Eligible Account.

(c) The Servicer shall deposit in the Collection Account any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date after the Cut-Off Date on each Business Day, not more than two Business Days after the date of collection, the following payments and collections received or made by it (other than in respect of monthly payments of principal on and interest of the Mortgage Loans that were due on or before the related Cut-Off Date and Monthly Payments due on January 1, [        ]):

(ii) payments of interest on the Mortgage Loans including Prepayment Charges;

(iii) payments of principal of the Mortgage Loans, including Principal Prepayments;

(iv) the Loan Repurchase Price of Mortgage Loans repurchased pursuant to Sections 2.01 or 3.16;

(v) the Substitution Adjustment received in connection with Mortgage Loans for which Qualified Substitute Mortgage Loans are received pursuant to Sections 2.01 or 3.16;

(vi) all Net REO Proceeds;

(vii) all Net Liquidation Proceeds; and

(viii) all Insurance Proceeds (including, for this purpose, any amounts required to be deposited by the Servicer pursuant to Section 3.04 hereof).

It is understood that the Servicer need not deposit amounts representing fees, late payment charges or extension or other administrative charges (other than Prepayment Charges) payable by Mortgagors, or amounts received by the Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items or foreclosure proceeds to the extent payable to the related Mortgagor.

(d) The Servicer shall invest any funds in the Collection Account in Permitted Investments, which shall mature not later than the Business Day next preceding the Servicer Remittance Date next following the date of such investment (except that any investment held by the Trustee may mature on such Servicer Remittance Date) and shall not be sold or disposed of prior to its maturity. All net income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order on a Servicer Remittance Date. The Servicer shall deposit from its own funds the amount of any loss, to the extent not offset by investment income or earnings, in the Collection Account upon the realization of such loss.

Section 3.03. Permitted Withdrawals from the Collection Account.

The Servicer may make withdrawals from the Collection Account, on or prior to any Servicer Remittance Date, for the following purposes:

(a) to pay to the Sponsor amounts received in respect of any Defective Mortgage Loan purchased or substituted for by the Sponsor to the extent that the payment of any such amounts on the Servicer Remittance Date upon which the proceeds of such purchase are paid would make the total amount distributed in respect of any such Mortgage Loan on such Servicer Remittance Date greater than the Loan Repurchase Price or the Substitution Adjustment therefor;

(b) to reimburse the Servicer for unreimbursed Delinquency Advances and unreimbursed Servicing Advances with respect to the Mortgage Loans for which it has made a Delinquency Advance or Servicing Advance, from late or deferred payments collected, collections other than timely Monthly Payments, Liquidation Proceeds and/or the Loan Repurchase Price or Substitution Adjustment of or relating to such Mortgage Loans;

(c) to reimburse the Servicer for any Delinquency Advances and Servicing Advances determined in good faith to have become Nonrecoverable Advances, such reimbursement to be made from any funds in the Collection Account;

(d) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

(e) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein;

(f) to pay the Servicer the Servicing Compensation pursuant to Section 3.08 hereof to the extent not retained or paid;

(g) without duplication, and solely out of amounts which are payable to a former servicer pursuant to Section 7.02, to pay to the Trustee or any successor servicer amounts paid by them in connection with the transfer of the Servicer’s servicing obligations pursuant to Article VII hereof and required under such Article VII to be borne by the Servicer;

(h) to withdraw income on the Collection Account as provided in Section 3.02(d); and

(i) amounts deposited into the Collection Account in respect of late fees, assumption fees and similar fees (other than Prepayment Charges).

The Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Collection Account pursuant to this Section 3.03.

Section 3.04. Hazard Insurance Policies; Property Protection Expenses.

(a) The Servicer shall cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a carrier licensed in the state in which the Mortgaged Property is located that provides for fire and extended coverage, and which provides for a recovery by the named insured of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding Principal Balance of the Mortgage Loan plus the outstanding principal balance of any mortgage loan senior to such Mortgage Loan, but in no event shall such amount be less than is necessary to prevent the Mortgagor from becoming a coinsurer thereunder, (ii) the minimum amount required to compensate for loss or damage on a replacement cost basis and (iii) the full insurable value of the related Mortgage Property. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the sum of the Principal Balance of such Mortgage Loan and the principal balance of any mortgage loan senior to such Mortgage Loan at the time of such foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent that they constitute Liquidation Proceeds or Insurance Proceeds. Each hazard insurance policy shall contain a standard mortgage clause naming the Servicer, its successors and assigns, as mortgagee. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake (except as provided herein) or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b) In the event that the Servicer shall obtain and maintain a blanket policy with an insurer which satisfies the corresponding requirements of Fannie Mae or Freddie Mac, insuring against fire, flood and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid Principal Balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of this Section 3.04, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 3.04, it being understood and agreed that such blanket policy may contain a deductible clause (payable by the Servicer), in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the preceding paragraph of this Section 3.04, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account from the Servicer’s own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraph of this Section 3.04 and the amount paid under such blanket policy. Upon the request of the Trustee, the Servicer shall cause to be delivered to the Trustee, a certified true copy of such policy.

(c) If the Mortgage Loan at the time of origination relates to a Mortgaged Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards as designated to the Servicer by the Sponsor, the Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Servicer on behalf of the Issuing Entity of insurance proceeds relating to such Mortgage Loan of not less than the least of (i) the outstanding Principal Balance of the related Mortgage Loan, plus the principal balance of the related first lien, if any, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Servicer shall indemnify the Issuing Entity out of the Servicer’s own funds for any loss to the Issuing Entity resulting from the Servicer’s failure to maintain the insurance required by this Section.

Section 3.05. Assumption and Modification Agreements.

(a) When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any “due-on-sale” clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if (i) the “due-on-sale” clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or (ii) the Servicer reasonably believes that to permit an assumption of the Mortgage Loan would not materially and adversely affect the interest of the Certificateholders. In such event, the Servicer shall enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the mortgage documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Mortgage Loan, if assumed, shall conform in all respects to the requirements and representations and warranties of this Agreement. The Servicer shall notify the Trustee that any applicable assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related Trustee’s Mortgage File and which shall, for all purposes, be considered a part of such Trustee’s Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for promptly recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding Principal Balance of such Mortgage Loan shall not be changed, the Mortgage Interest Rate shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

(b) Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

Section 3.06. Realization Upon Defaulted Mortgage Loans.

(a) The Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Issuing Entity of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Sponsor has not purchased pursuant to Section 3.15, unless the Servicer reasonably believes that Net Liquidation Proceeds with respect to such Mortgage Loan would not be increased as a result of such foreclosure or other action, in which case, such Mortgage Loan will be charged-off and will become a Liquidated Mortgage Loan. The Servicer shall have no obligation to purchase any Mortgaged Property at any foreclosure sale. In connection with such foreclosure or other conversion, the Servicer shall exercise foreclosure procedures with the same degree of care and skill in their exercise or use, as it would ordinarily exercise or use under the circumstances in the conduct of their own affairs. Any amounts including Liquidation Expenses, advanced by the Servicer in connection with such foreclosure or other action shall constitute Servicing Advances.

Pursuant to its efforts to sell any REO Property, the Servicer either itself or through an agent selected by the Servicer shall manage, conserve, protect and operate such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Servicer, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Issuing Entity for the period prior to the sale of such REO Property. The net income generated from the REO Property and the proceeds from a sale of any REO Property shall be deposited in the Collection Account.

(b) If the Servicer has reason to believe that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure contains environmental or hazardous waste risks known to the Servicer, the Servicer shall notify the Trustee prior to acquiring the Mortgaged Property. The Servicer shall not institute foreclosure actions with respect to such a property if it reasonably believes that such action would not be consistent with the Accepted Servicing Practices, and in no event shall the Servicer be required to manage, operate or take any other action with respect thereto which the Servicer in good faith believes will result in “clean-up” or other liability under applicable law, unless the Servicer receives an indemnity acceptable to it in its sole discretion.

(c) The Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through trustee’s sale, foreclosure sale or otherwise, all amounts if any it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a Liquidated Mortgage Loan.

(d) Net Foreclosure Profits, if any, shall be paid directly to the Sponsor.

(e) With respect to its obligations under this Section 3.06, the Servicer shall take all such actions as it reasonably believes are consistent with Accepted Servicing Practices.

Section 3.07. Trustee to Cooperate.

(a) Upon the payment in full of any Mortgage Loan or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Trustee one copy of a Request for Release. Upon receipt of such copy of the Request for Release, the Trustee shall promptly release the related Trustee’s Mortgage File, in trust to (i) the Servicer (ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee, in each case pending its release by the Servicer, such escrow agent or such employee, agent or attorney of the Trustee, as the case may be. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Mortgage Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

(b) (i) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Trustee’s Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon request of the Servicer and delivery to the Trustee of one copy of a Request for Release, release the related Trustee’s Mortgage File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer. The Trustee shall complete in the name of the Trustee any endorsement in blank on any Mortgage Note prior to releasing such Mortgage Note to the Servicer. Such receipt shall obligate the Servicer to return the Trustee’s Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, the Servicer shall deliver one copy of a Request for Release indicating such loan has been paid in full.

(ii) Each Request for Release may be delivered to the Trustee (x) via mail or courier, (y) via facsimile or (z) by such other means, including, without limitation, electronic or computer readable medium, as the Servicer and the Trustee shall mutually agree. The Trustee shall promptly release the related Trustee’s Mortgage File(s) within five (5) Business Days of receipt of one copy of a properly completed Request for Release pursuant to clauses (x), (y) or (z) above or such shorter period as may be agreed upon by the Servicer and the Trustee. Receipt of a Request for Release pursuant to clauses (x), (y) or (z) above shall be authorization to the Trustee to release such Trustee’s Mortgage Files, provided the Trustee has determined that such Request for Release has been executed, with respect to clauses (x) or (y) above, or approved, with respect to clause (z) above, by a Servicing Officer of the Servicer. If the Trustee is unable to release the Trustee’s Mortgage Files within the time frames previously specified, the Trustee shall immediately notify the Servicer, indicating the reason for such delay, but in no event shall such notification be later than seven (7) Business Days after receipt of a Request for Release. If the Servicer, is required to pay penalties or damages due solely to the Trustee’s negligent failure to release the related Trustee’s Mortgage File or the Trustee’s negligent failure to execute and release documents in a timely manner, the Trustee shall be liable for such penalties or damages.

(c) No costs associated with the procedures described in this Section 3.07 shall be an expense of the Issuing Entity or the Trustee and the Trustee shall have no liability or obligation whatsoever to pay or advance any such amounts, except for any penalties and damages as set forth in Section 3.07(b)(ii) above.

Section 3.08. Servicing Compensation; Payment of Certain Expenses by Servicer.

The Servicer shall be entitled to receive and retain, out of collections on the Mortgage Loans for each Due Period, as servicing compensation for such Due Period, an amount (the “Servicing Fee”) equal to the product of one-twelfth of the Servicing Fee Rate and the aggregate Stated Principal Balance of the Mortgage Loans as of the beginning of such Due Period. Additional servicing compensation in the form of assumption fees, late payment charges or extension and other administrative charges (other than Prepayment Charges) shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be payable by or from another source) and shall not be entitled to reimbursement therefor except as specifically provided herein.

Section 3.09. Annual Statement as to Compliance.

The Servicer will deliver to the Issuer, the Trustee, the Rating Agencies and the Sponsor on or before March 15th of each year, beginning March 15, [    ], an Officer’s Certificate of the Servicer (an “Annual Statement of Compliance”) stating, that (a) a review of the activities of the Servicer, during the preceding calendar year and of its performance under this Agreement has been made under such officer’s supervision and (b) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its material obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer or subcontractor that meets the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB, the Servicer, or the related servicer (as the case may be) shall deliver a similar Annual Statement of Compliance by that subservicer or subcontractor to the Trustee, the Sponsor and the Rating Agencies as described above as and when required with respect to the servicer.

Section 3.10. Assessments of Compliance and Attestation Reports. The Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, each of the Servicer and the Trustee (each, an “Attesting Party”) shall deliver to the Trustee on or before March 15th of each calendar year beginning in [    ], a report regarding such Attesting Party’s assessment of compliance (an “Assessment of Compliance”) with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

(a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the related Attesting Party;

(b) A statement by such officer that such Attesting Party used the Servicing Criteria attached as Exhibit M hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

(c) An assessment by such officer of the related Attesting Party’s compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans; and

(d) A statement that a registered public accounting firm has issued an attestation report on the related Attesting Party’s Assessment of Compliance for the period consisting of the preceding calendar year.

Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit M hereto which are indicated as applicable to the related Attesting Party.

On or before March 15th of each calendar year beginning in [    ], each Attesting Party specified in this Section shall furnish to the Trustee and the Depositor a report (an “Attestation Report”) by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

The Servicer or the Trustee, as the case may be shall cause any subservicer, and each subcontractor determined by it to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Trustee and the Depositor an Assessment of Compliance and Attestation Report as and when provided above along with an indication of what Servicing Criteria are addressed in such assessment.

Such Assessment of Compliance, as to any subservicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit M hereto which are indicated as applicable to any “primary servicer.” Notwithstanding the foregoing, as to any subcontractor (as defined in the related servicing agreement), an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Issuing Entity.

The Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit M hereto which are indicated as applicable to the “Trustee.” In addition, the Trustee shall deliver to the Sponsor and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit M hereto which are indicated as applicable to a “custodian.”

Section 3.11. Reports Filed with Securities and Exchange Commission.

(a) (i) (A) Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Form 10-D, signed by the Servicer, with a copy of the monthly statement to be furnished by the Trustee to the Certificateholders for such Distribution Date and detailing all data elements specified in Item 1121(a) of Regulation AB; provided that the Trustee shall have received no later than five (5) calendar days after the related Servicer Reporting Date, all information required to be provided to the Trustee as described in clause (a)(iv) below. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be approved by the Depositor.

Within five (5) calendar days after the related Servicer Reporting Date, (i) the parties set forth in Exhibit N shall be required to provide, pursuant to section 3.11(a)(iv) below, to the Trustee and the Depositor, to the extent known, in EDGAR-compatible format at the email address set forth in Section 11.05 with respect to the Trustee, or in such other form as otherwise agreed upon by the Trustee and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

(B) After preparing the Form 10-D, the Trustee shall forward electronically a draft copy of the Form 10-D to the Depositor and the Servicer for review. No later than two (2) Business Days prior to the 15th calendar day after the related Distribution Date, either the Depositor or a senior officer of the Servicer in charge of the servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Trustee. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 3.11(a)(v). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Sponsor will make available on its internet website a final executed copy of each Form 10-D. The signing party at the Depositor or the Servicer can be contacted as set forth in Section 11.05. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under Sections 3.11(a)(i) and (v) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(ii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), the Depositor shall prepare and file on behalf of the Issuing Entity any Form 8-K, as required by the Exchange Act. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be approved by and prepared at the direction of the Depositor.

(B) For so long as the Issuing Entity is subject to the Exchange Act reporting requirements, no later than 12:00 p.m. Eastern Standard time on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit N shall be required pursuant to Section 3.11(a)(iv) below to provide to the Depositor, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K.

(iii) (A) Within 90 days after the end of each fiscal year of the Issuing Entity or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Issuing Entity ends on December 31st of each year), commencing in March [    ], the Trustee shall prepare and file on behalf of the Issuing Entity a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement, (1) an annual compliance statement for the Servicer and any subservicer, as described under Section 3.09, the annual reports on assessment of compliance with Servicing Criteria for the Servicer, each subservicer and subcontractor participating in the Servicing Function, each Servicing Function Participant, the Trustee and each custodian, as described under Section 3.10, (2) the registered public accounting firm attestation report for the Servicer, and the Trustee, as described under Section 3.10, which shall identify any material instance of noncompliance, disclosure identifying such instance of noncompliance, and (3) a Sarbanes-Oxley Certification as described in this Section 3.11 (a)(iii)(D) below. Any disclosure or information in addition to (1) through (3) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be determined and prepared by and approved by the Depositor.

(B) No later than March 5th of each year that the Issuing Entity is subject to the Exchange Act reporting requirements, commencing in [    ], (1) the parties set forth in Exhibit N shall be required to provide pursuant to Section 3.11(a)(iv) below to the Trustee and the Depositor, to the extent known, in EDGAR-compatible format, at the email address set forth in Section 11.05 hereof with respect to the Trustee, or in such other form as otherwise agreed upon by the Trustee and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.

(C) After preparing the Form 10-K, the Trustee shall forward electronically a draft copy of the Form 10-K to the Depositor and the Servicer for review. No later than 12:00 p.m. Eastern Standard time on the 4th Business Day prior to the 10-K Filing Deadline, either the Depositor or a senior officer of the Servicer in charge of the servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Trustee. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.11(a)(v). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Sponsor will make available on its internet website a final executed copy of each Form 10-K. The signing party at the Depositor or the Servicer can be contacted as set forth in Section 11.05. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under Sections 3.11(a)(iii) and (v) related to the timely preparation and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Section 3.09 and Section 3.10. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(D) Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”), required to be included therewith pursuant to the Sarbanes-Oxley Act. The Servicer and the Trustee, shall and the Servicer shall cause any subservicer or subcontractor engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 10 of each year in which the Issuing Entity is subject to the reporting requirements of the Exchange Act, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit L-2, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. The senior officer of the Servicer shall serve as the Certifying Person on behalf of the Issuing Entity. Such officer of the Certifying Person can be contacted as set forth in Section 11.05. In the event the Trustee is terminated or resigns pursuant to the terms of this Agreement, the Trustee shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 3.11(a)(iii) with respect to the period of time it was subject to this Agreement.

(iv) With respect to any Additional Form 10-D Disclosure or Additional From 10-K Disclosure (collectively, the “Additional Disclosure”) relating to the Trust Estate, the Trustee’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit N as the responsible party for providing that information, if other than the Trustee, as and when required as described in Section 3.11(a)(i) through (iii) above. Each of the Servicer, Sponsor, and Depositor hereby agree to notify and provide to the extent known to the Trustee and the Depositor all Additional Disclosure relating to the Trust Estate, with respect to which such party is indicated in Exhibit N as the responsible party for providing that information.

(v) With respect to any Form 8-K Disclosure Information (collectively, the “8-K Additional Disclosure”) relating to the Trust Estate, the Depositor’s obligation to include such 8-K Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit N as the responsible party for providing that information, if other than the Depositor, as and when required as described in Section 3.11(a)(i) through (iii) above. Each of the Trustee, Servicer, Sponsor, and Depositor hereby agree to notify and provide to the extent known to the Depositor all 8-K Additional Disclosure relating to the Trust Estate, with respect to which such party is indicated in Exhibit N as the responsible party for providing that information.

(vi) (A) On or prior to January 30 of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file a Form 15 relating to the automatic suspension of reporting in respect of the Issuing Entity under the Exchange Act.

(B) In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will immediately notify the Depositor and the Servicer. In the case of Form 10-D and 10-K, the Depositor, Servicer and Trustee will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Depositor will, upon receipt of all required Form 8-K Disclosure Information provide such Form 8-K Disclosure Information to the Trustee for inclusion on the next Form 10-D. In the event that any previously filed Form 10-D or 10-K needs to be amended, the Trustee (to the extent of actual knowledge) will notify the Depositor and the Servicer and such parties will cooperate to prepare any necessary 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer of the Servicer. The Depositor and Servicer acknowledge that the performance by the Trustee of its duties under this Section 3.11(a)(v) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 10-D or 10-K is contingent upon the Servicer and the Depositor performing their duties under this Section. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 10-D or 10-K, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as is necessary for the preparation and filing of all required reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this Section 3.11; provided, however, the Trustee will cooperate with the Depositor in connection with any additional filings with respect to the Issuing Entity as the Depositor deems necessary under the Exchange Act. Copies of all reports filed by the Trustee under the Exchange Act shall be sent to the Depositor as set forth in Section 11.05.

(b) In connection with the filing of any 10-K hereunder, the Trustee shall sign a certification (a “Form of Back-Up Certification to Form 10-K Certificate,” substantially in the form attached hereto as Exhibit L-2) for the Depositor regarding certain aspects of the Form 10-K certification signed by the Depositor, provided, however, that the Trustee shall not be required to undertake an analysis of any accountant’s report attached as an exhibit to the Form 10-K.

(c) The Trustee shall indemnify and hold harmless the Depositor and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon the Trustee’s failure to timely file any Form 10-D or Form 10-K as required by this Agreement and/or any untrue statement of a material fact or omission to state a material fact required to be stated or necessary to make the statements made not misleading contained in any information provided by the Trustee (other than the Attestation Report for the Trustee) or the Trustee’s negligence, bad faith or willful misconduct in connection therewith.

The Depositor shall indemnify and hold harmless the Trustee and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon the Depositor’s failure to timely deliver any information required hereunder and/or any untrue statement of a material fact or omission to state a material fact required to be stated or necessary to make the statements made not misleading contained in any information provided by the Depositor or the Depositor’s negligence, bad faith or willful misconduct in connection therewith.

The Servicer shall indemnify and hold harmless the Trustee and the Depositor and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Servicer under this Section 3.11 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or the Trustee, as applicable, then the defaulting party, in connection with a breach of its respective obligations under this Section 3.11 or its respective negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the Depositor on the one hand and the Trustee on the other.

All information to be submitted to the Trustee as Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or 8-K Additional Disclosure shall be provided to the Trustee in EDGAR compatible form at the email address in, and through use of, the form set forth as Exhibit P hereto.

Section 3.12. Access to Certain Documentation.

The Servicer shall provide to the Trustee, the FDIC and the supervisory agents and examiners (as required in the latter case by applicable State and federal regulations) of each of the foregoing access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

Upon any change in the format of the computer tape maintained by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such computer tape to the Trustee and in addition shall provide a copy of such computer tape to the Trustee at such other times as the Trustee may reasonably request.

The Servicer shall keep confidential (including from affiliates thereof) information concerning the Mortgage Loans, except as required by law.

Section 3.13. Maintenance of Fidelity Bond.

The Servicer shall, during the term of its service as Servicer maintain in force a fidelity bond and errors and omissions insurance in respect of its officers, employees or agents. Such bond and insurance shall comply with the requirements from time to time of Fannie Mae or Freddie Mac for Persons performing servicing for mortgage loans purchased by such association.

Section 3.14. Subservicing Agreements Between the Servicer and Subservicer and Subservicers.

(a) The Servicer may enter into subservicing agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such subservicing agreement. The Servicer shall give notice to the Trustee of the appointment of any subservicer and shall furnish to the Trustee a copy of the subservicing agreement. The Servicer shall give notice to each Rating Agency of the appointment of any subservicer. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any subservicer has received such payments. Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement.

(b) The Servicer may terminate any subservicing agreement in accordance with the terms and conditions of such subservicing agreement and thereafter directly service the related Mortgage Loans itself or enter into a subservicing agreement with a successor subservicer that qualifies under Subsection (a) of this Section 3.13. The Servicer shall give notice to each Rating Agency of the termination of any subservicer and the appointment of any successor subservicer.

(c) The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any subservicing agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in such subservicing agreement shall be deemed to limit or modify this Agreement. The Issuing Entity shall not indemnify the Servicer for any losses due to the Servicer’s negligence.

(d) Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between the subservicer and the Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Subsection (e) of this Section 3.13 and the related Subservicing Agreement.

(e) Notwithstanding any contrary provision contained herein, in connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Trustee or any other successor servicer pursuant to Section 7.02, it is understood and agreed that the Servicer’s rights and obligations under any subservicing agreement then in force between the Servicer and a subservicer may be assumed or terminated (without cost) by the Trustee or any other successor servicer at its option as successor to the Servicer.

The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each subservicing agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the subservicing agreements to the assuming party, without the payment of any fee by the Trustee, any Certificateholders, notwithstanding any contrary provision in any subservicing agreement.

Section 3.15. Reports to the Trustee; Collection Account Statements.

Not later than twenty-five (25) days after each Distribution Date, the Servicer shall provide to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the last day of the Due Period preceding such Distribution Date, stating that all payments required by this Agreement to be made by the Servicer on behalf of the Trustee have been made (or if any required payment has not been made by the Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account and the aggregate of deposits into the Certificate Account as specified in Section 4.01. Such statement shall also state the aggregate Stated Principal Balance and the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Distribution Date occurs.

Section 3.16. Optional Purchase of Defaulted Mortgage Loans.

(a) The Depositor, in its sole discretion, shall have the right to elect (by written notice sent to the Servicer and the Trustee), but shall not be obligated, to purchase for its own account from the Issuing Entity any Mortgage Loan which is ninety (90) days or more Delinquent in the manner at the Loan Repurchase Price (except that the amount described in the definition of Loan Repurchase Price shall in no case be net of the Servicing Fee). The purchase price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Trustee, upon the Trustee’s receipt of written notice by the Servicer of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Trustee’s Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee’s right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

(b) After the Depositor or its Affiliate has repurchased any Mortgage Loans which are 90 days or more Delinquent in an aggregate amount equal to 1% of the Maximum Collateral Amount, then notwithstanding the foregoing, the Depositor or its Affiliate may only exercise its option pursuant to this Section 3.15 with respect to the Mortgage Loan or Mortgage Loans (including REO Mortgage Loans) that have been Delinquent for the longest period at the time of such repurchase.

(c) The Depositor may not repurchase pursuant to this Section 3.15 more than 10% of the Mortgage Loans, measured by the outstanding Principal Balance of the Mortgage Loans repurchased as a percentage of the Initial Pool Balance.

Section 3.17. Reports to be Provided by the Servicer.

(a) By 3:00 p.m. eastern time on the second Business Day following the fifteenth (15th) day of each month (the “Servicer Reporting Date”), the Servicer shall deliver to the Trustee, the Underwriter, Intex and Bloomberg a Servicer Remittance Report for the related Servicer Remittance Date in an electronic format reporting on a loan-by-loan basis in such format as the Servicer and the Trustee may agree, and setting forth the following information with respect to all Mortgage Loans as of the close of business on the last Business Day of the prior calendar month (except as otherwise provided in clause (v) below):

(i) the total number of Mortgage Loans and the Aggregate Principal Balances thereof, together with the number, Aggregate Principal Balances of such Mortgage Loans and the percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans (A) 31-60 days Delinquent, (B) 61-90 days Delinquent and (C) 91 or more days Delinquent;

(ii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

(iii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

(iv) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal

Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

(v) the weighted average Mortgage Interest Rate for the Mortgage Loans as of the Due Date occurring in the Due Period related to such Distribution Date;

(vi) the weighted average remaining term to stated maturity of all Mortgage Loans;

(vii) the book value of any REO Property;

(viii) the Cumulative Realized Loss Percentage and the Rolling Six Month Delinquency Ratio as of the related Distribution Date;

(ix) with respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any Prepayment Charges);

(x) with respect to each Monthly Payment, the amount of such remittance allocable to interest;

(xi) the number and the Aggregate Principal Balance of Mortgage Loans repurchased pursuant to Section 3.15; and

(xii) such other loan level information as either the Trustee may reasonably request to enable it to prepare the Trustee’s Remittance Report.

Section 3.18. Delinquency Advances.

If, on any Servicer Remittance Date, the Servicer determines that any Monthly Payments due during the related Due Period have not been received as of the end of the related Due Period, the Servicer shall determine the amount of any Delinquency Advance required to be made with respect to the related Distribution Date. The Servicer shall include in the amount to be deposited in the Certificate Account on such Servicer Remittance Date an amount equal to the Delinquency Advance, if any, which deposit may be made in whole or in part from funds in the Collection Account being held for future payment or withdrawal on or in connection with Distribution Dates in subsequent months, other than any such amounts which are voluntary Principal Prepayments in full. Any funds being held for future payment to Certificateholders and so used shall be replaced by the Servicer from its own funds by deposit in the Collection Account on or before the Business Day preceding any future Servicer Remittance Date to the extent that funds in the Collection Account on such Servicer Remittance Date shall be less than the Servicer Remittance Amount for such Distribution Date.

The Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such Delinquency Advance shall be deemed to have been made, such determination being conclusive for purposes of withdrawals from the Collection Account pursuant to Section 3.03 hereof.

Section 3.19. Indemnification; Third Party Claims.

The Servicer agrees to indemnify and to hold each of the Issuing Entity, the Certificate Insurer, the Depositor, the Sponsor, the Trustee and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses (including attorneys’ fees and expenses) that the Issuing Entity, the Certificate Insurer, the Depositor, the Sponsor, the Trustee and any Certificateholder (or any director, officer, employee or agent of the foregoing) may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement and the other Basic Documents. Each indemnified party and the Servicer shall immediately notify the other indemnified parties if a claim is made by a third party with respect to this Agreement and the other Basic Documents and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Issuing Entity, the Certificate Insurer, the Depositor, the Sponsor, the Servicer, the Trustee and/or a Certificateholder (or any director, officer, employee or agent of the foregoing) in respect of such claim. The obligations of the Servicer under this Section 3.19 arising prior to any resignation or termination of the Servicer hereunder shall survive the resignation or termination of the Servicer or the termination of this Agreement.

Section 3.20. Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the Servicer.

The Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.01 hereof to be true and correct at all times under this Agreement.

Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to all or substantially all of the business of the Servicer, shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that, such corporation meets the qualifications set forth in Section 7.02(b). The Servicer, as applicable, shall send notice of any such merger or consolidation to the Certificate Insurer, the Trustee and the Servicer, as applicable.

Section 3.21. Assignment of Agreement by Servicer; Servicer Not to Resign.

The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except upon the determination that the Servicer’s duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer, without incurring unreasonable expense. Any such determination that the Servicer’s duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer, as applicable, shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, the Issuing Entity, the Depositor, the Sponsor and the Servicer, as applicable. No such resignation of the Servicer shall become effective until a successor servicer appointed in accordance with the terms of this Agreement has assumed the Servicer’s responsibilities and obligations hereunder in accordance with Section 7.02. The Servicer shall provide the Trustee and the Rating Agencies with 30 days’ prior written notice of its intention to resign pursuant to this Section 3.21.

Section 3.22. Administrative Duties.

(a) Duties with Respect to the Basic Documents. The Servicer shall perform all its duties and the duties of the Issuing Entity under the Basic Documents. In addition, the Servicer shall consult with the Trustee as the Servicer deems appropriate regarding the duties of the Issuing Entity under the Basic Documents. The Servicer shall monitor the performance of the Issuing Entity and shall advise the Trustee when action is necessary to comply with the Trust’s duties under the Basic Documents. The Servicer shall prepare for execution by the Issuing Entity or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity to prepare, file or deliver pursuant to the Basic Documents. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuing Entity to take pursuant to the Basic Documents.

(b) Duties with Respect to the Issuing Entity. In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuing Entity or the Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws and shall take all appropriate action that it is the duty of the Issuing Entity to take pursuant to this Agreement or any of the Basic Documents. In accordance with the directions of the Issuing Entity or the Trustee, the Servicer shall administer, perform, or supervise the performance of such other activities in connection with the Basic Documents as are not covered by any of the foregoing provisions and as are expressly requested by the Issuing Entity or the Trustee and are reasonably within the capability of the Servicer.

In carrying out the foregoing duties under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Servicer’s opinion, no less favorable to the Issuing Entity in any material respect.

(c) Additional Information to be Furnished to the Issuing Entity. The Servicer shall furnish to the Trustee from time to time such additional information regarding the Issuing Entity or the Basic Documents as the Trustee shall reasonably request. The Servicer shall prepare, execute and deliver all certificates or other documents required to be delivered by the Issuing Entity pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder.

Section 3.23. Advance Facility.

(a) The Servicer is hereby authorized to enter into a facility (such an arrangement, an “Advance Facility”) with any Person which provides that such Person (an “Advancing Person”) may fund Delinquency Advances and/or Servicing Advances under this Agreement, although no such facility shall reduce or otherwise affect the Servicer’s obligation to fund such Delinquency Advances and/or Servicing Advances. No consent of the Trustee, Certificateholders or any other party shall be required before the Servicer may enter into an Advance Facility nor shall the Trustee or the Certificateholders be a third party beneficiary of any obligation of an Advancing Person to the Servicer. If the Servicer enters into an Advance Facility, the Servicer and the related Advancing Person shall deliver to the Trustee at the address set forth in Section 11.05 hereof a written notice (an “Advance Facility Notice”), stating (a) the identity of the Advancing Person and (b) the identity of the Person (the “Servicer’s Assignee”) that will, subject to Section 3.24(b) hereof, have the right to make withdrawals from the Collection Account pursuant to Section 3.03(b) hereof to reimburse previously unreimbursed Delinquency Advances and/or Servicing Advances (“Advance Reimbursement Amounts”). If the Servicer enters into such an Advance Facility pursuant to this Section 3.24, upon reasonable request of the Advancing Person, the Trustee shall execute a letter of acknowledgment, as prepared by the Servicer confirming its receipt of written notice of the existence of such Advance Facility. To the extent that an Advancing Person purchases or funds any Delinquency Advance or any Servicing Advance and provides the Trustee with written notice acknowledged by the Servicer that such Advancing Person is entitled to reimbursement directly from the Trustee pursuant to the terms of the Advance Facility, such Advancing Person shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in Section 3.24(b). Such notice from the Advancing Person must specify the amount of the reimbursement, the Section of this Agreement that permits the applicable Delinquency Advance or Servicing Advance to be reimbursed and the section(s) of the Advance Facility that entitle the Advancing Person to request reimbursement from the Trustee, rather than the Servicer, and include the Servicer’s acknowledgment thereto or proof of an Event of Default under the Advance Facility. The Trustee shall have no duty or liability with respect to any calculation of any reimbursement to be paid to an Advancing Person and shall be entitled to rely without independent investigation on the Advancing Person’s notice provided pursuant to this Section 3.24. For the avoidance of doubt, an Advancing Person whose obligations under the Advance Facility are limited to the funding of Delinquency Advances and/or Servicing Advances shall not be considered to be a subservicer hereunder.

(b) Notwithstanding the foregoing, and for the avoidance of doubt, (i) the Servicer and/or the Servicer’s Assignee shall only be entitled to reimbursement of Delinquency Advance reimbursement amounts hereunder from withdrawals from the Collection Account pursuant to Section 3.03(b) and (c) of this Agreement and shall not otherwise be entitled to make withdrawals or receive amounts that shall be deposited in the Certificate Account, and (ii) none of the Trustee or the Certificateholders shall have any right to, or otherwise be entitled to, receive any Delinquency Advance reimbursement amounts to which the Servicer or Servicer’s Assignee, as applicable, shall be entitled pursuant to Section 3.03(b) and (c) hereof. An Advance Facility may be terminated by the joint written direction of the Servicer and the related Advancing Person. Written notice of such termination shall be delivered to the Trustee in the manner set forth in Section 11.05 hereof. Neither the Issuing Entity nor the Trustee shall, as a result of the existence of any Advance Facility, have any additional duty or liability with respect to the calculation or payment of any Delinquency Advance reimbursement amount, nor, as a result of the existence of any Advance Facility, shall the Issuing Entity or the Trustee have any additional responsibility to track or monitor the administration of the Advance Facility or the payment of Delinquency Advance reimbursement amounts to the Servicer’s Assignee. The Servicer shall indemnify the Trustee, any successor Servicer and the Issuing Entity for any claim, loss, liability or damage resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Trustee or any successor Servicer, as the case may be, or failure by the successor Servicer to remit funds as required by this Agreement or the commission of an act or omission to act by the successor Servicer and the passage of any applicable cure or grace period, such that an Event of Default under this Agreement occurs or such entity is subject to termination for cause under this Agreement. The Servicer shall maintain and provide to any successor Servicer and, upon request, the Trustee a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor Servicer and the Trustee, as applicable, shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer and the Trustee, as applicable, shall not be liable for any errors in such information.

(c) If an Advancing Person is entitled to reimbursement for any particular Delinquency Advance or Servicing Advance as set forth in Section 3.24(a), then the Servicer shall not be permitted to reimburse itself therefor under Section 3.03(b) and (c), but instead the Servicer shall include such amounts in the applicable remittance to the Trustee made pursuant to Section 3.02 to the extent of amounts on deposit in the Collection Account on the related Servicer Remittance Date. The Trustee is hereby authorized to pay to an Advancing Person reimbursements for Delinquency Advances and Servicing Advances from the Certificate Account to the same extent the Servicer would have been permitted to reimburse itself for such Delinquency Advances and/or Servicing Advances in accordance with Section 3.03(b) and (c), had the Servicer made such Delinquency Advance or Servicing Advance.

(d) All Delinquency Advances and Servicing Advances made pursuant to the terms of this Agreement shall be deemed made and shall be reimbursed on a “first in first out” (FIFO) basis. In the event the Servicer’s Assignee shall have received some or all of an Delinquency Advance reimbursement amount related to Delinquency Advances and/or Servicing Advances that were made by a Person other than the Servicer or its related Advancing Person in error, then such Servicer’s Assignee shall be required to remit any portion of such Delinquency Advance reimbursement amount to each Person entitled to such portion of such Delinquency Advance reimbursement amount. Without limiting the generality of the foregoing, the Servicer shall remain entitled to be reimbursed pursuant to Section 3.03(b) and (c) for all Delinquency Advances and/or Servicing Advances funded by the Servicer to the extent the related Delinquency Advance reimbursement amounts have not been assigned, sold or pledged to such Advancing Person or Servicer’s Assignee.

(e) In the event the Servicer is terminated pursuant to Section 7.01, the Advancing Person shall succeed to the terminated Servicer’s right of reimbursement set forth in Section 3.03(b) and (c) to the extent of such Advancing Person’s financing of Delinquency Advances or Servicing Advances hereunder then remaining unreimbursed.

(f) Any amendment to this Section 3.23 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.23, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Sponsor, the Depositor, the Issuing Entity and the Servicer without the consent of any Certificateholder, provided such amendment complies with Section 11.01 hereof. All reasonable costs and expenses (including attorneys’ fees) of each party hereto of any such amendment shall be borne solely by the Servicer. The parties hereto hereby acknowledge and agree that: (a) the Delinquency Advances and/or Servicing Advances financed by, sold and/or pledged to an Advancing Person under any Advance Facility are obligations owed to the Servicer payable only from the cash flows and proceeds received under this Agreement for reimbursement of Delinquency Advances and/or Servicing Advances only to the extent provided herein, and the Trustee and the Issuing Entity are not, as a result of the existence of any Advance Facility, obligated or liable to repay any Delinquency Advances and/or Servicing Advances financed by the Advancing Person; (b) the Servicer will be responsible for remitting to the Advancing Person the applicable amounts collected by it as reimbursement for Delinquency Advances and/or Servicing Advances purchased or funded by the Advancing Person, subject to the provisions of this Agreement; and (c) the Trustee shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and any Advancing Person.

ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01. Distributions.

(a) The Trustee shall establish and maintain a Certificate Account, in which the Servicer shall cause to be deposited on behalf of the Trustee on or before 5:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.11, 3.13 or 3.23, (iii) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date, (iv) amounts payable to the related Supplemental Interest Trust in respect of related Net Swap Payments and Swap Termination Payments payable to the related Swap Provider other than Swap Termination Payments resulting from a Swap Provider Trigger Event and (v) any amounts on deposit in the Collection Account representing Prepayment Charges collected by the Servicer (and any Servicer Prepayment Charge Payment Amounts paid by, or collected on behalf of the Trust Fund by, the Servicer), other than any such Prepayment Charges or Servicer Prepayment Charge Payment Amounts relating to Principal Prepayments that occurred after the end of the related Prepayment Period.

On each Distribution Date, prior to making any other distributions referred to in Section 4.01 herein, the Trustee shall withdraw from the Certificate Account and pay itself any income earned on retention of amounts on deposit in the Certificate Account for such Distribution Date and any other amounts payable to it hereunder.

On each Distribution Date, prior to making any other distributions referred to in Section 4.01 herein, the Trustee shall withdraw from the Certificate Account and pay to the Certificate Insurer, by wire transfer of immediately available funds, the Policy Premium for such Distribution Date. The Trustee shall deposit any amounts received from the Certificate Insurer pursuant to the Certificate Guaranty Insurance Policy into the Insurance Account.

On each Distribution Date, prior to making any other distributions referred to in Section 4.01 herein, the Trustee shall withdraw from the Class M Interest Reserve Fund, to the extent of the related Interest Reserve Fund Amount, an amount equal to any related Net WAC Shortfall Amounts for that Distribution Date for the Holders of the Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates and shall distribute such amount to the Holders of the Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates. Any payments to the Holders of the Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates in respect of related Net WAC Shortfall Amounts pursuant to the preceding sentence shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Section 860G(a)(1) of the Code.

On each Distribution Date the Trustee shall distribute to each Certificateholder of record as of the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least 5 Business Days prior to the related Record

Date, or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder’s share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the amounts required to be distributed to such Holder pursuant to this Section 4.01.

Net Swap Payments and Swap Termination Payments (other than Swap Termination Payments resulting from a Swap Provider Trigger Event) payable by the related Supplemental Interest Trust to the related Swap Provider pursuant to the related Interest Rate Swap Agreement shall be deducted (without duplication) from the interest collections in the related Available Distribution Amount, and to the extent of any such remaining amounts due, from the principal collections in the related Available Distribution Amount, prior to any distributions to the related Certificateholders. On each Distribution Date, such amounts will be remitted to the related Supplemental Interest Trust, first to make any Net Swap Payment owed to the related Swap Provider pursuant to the related Interest Rate Swap Agreement for such Distribution Date and for prior Distribution Dates, and second to make any Swap Termination Payment (not due to a Swap Provider Trigger Event) owed to the related Swap Provider pursuant to the related Interest Rate Swap Agreement for such Distribution Date and for prior Distribution Dates. Any Swap Termination Payment triggered by a Swap Provider Trigger Event owed to the related Swap Provider pursuant to the related Interest Rate Swap Agreement will be subordinated to distributions to the Holders of the related Offered Certificates and Class 1-B Certificates, and shall be paid as set forth in Section 4.01(l)(ix) and 4.01(m)(viii), as applicable.

(b) On each Distribution Date, the Trustee shall withdraw from the Certificate Account that portion of Available Distribution Amount for such Distribution Date consisting of the Interest Remittance Amount in respect of the Group 1 Loans for such Distribution Date, and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the related Interest Remittance Amount for such Class for such Distribution Date:

(i) from the Interest Remittance Amount in respect of the Group 1 Loans, concurrently to the Holders of the Class 1-A1-A, Class 1-A1-B, Class 1-A1-C and Class 1-AM Certificates, pro rata, based on entitlement, the related Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount for each such Class for such Distribution Date;

(ii) from the remaining Interest Remittance Amount in respect of the Group 1 Loans, to the Certificate Insurer, with respect to the [            ] Certificates, in an amount equal to (a) any amounts reimbursable to the Certificate Insurer for the interest portion of any related Insured Payments made pursuant to the Insurance Agreement and (b) any related unpaid Policy Premium;

(iii) from the remaining Interest Remittance Amount in respect of the Group 1 Loans, to the Class 1-M-1 Certificates, the related Monthly Interest Distributable Amount for such Class for such Distribution Date;

(iv) from the remaining Interest Remittance Amount in respect of the Group 1 Loans, to the Class 1-M-2 Certificates, the related Monthly Interest Distributable Amount for such Class for such Distribution Date;

(v) from the remaining Interest Remittance Amount in respect of the Group 1 Loans, to the Class 1-M-3 Certificates, the related Monthly Interest Distributable Amount for such Class for such Distribution Date;

(vi) from the remaining Interest Remittance Amount in respect of the Group 1 Loans, to the Class 1-M-4 Certificates, the related Monthly Interest Distributable Amount for such Class for such Distribution Date;

(vii) from the remaining Interest Remittance Amount in respect of the Group 1 Loans, to the Class 1-M-5 Certificates, the related Monthly Interest Distributable Amount for such Class for such Distribution Date;

(viii) from the remaining Interest Remittance Amount in respect of the Group 1 Loans, to the Class 1-M-6 Certificates, the related Monthly Interest Distributable Amount for such Class for such Distribution Date;

(ix) from the remaining Interest Remittance Amount in respect of the Group 1 Loans, to the Class 1-M-7 Certificates, the related Monthly Interest Distributable Amount for such Class for such Distribution Date;

(x) from the remaining Interest Remittance Amount in respect of the Group 1 Loans, to the Class 1-M-8 Certificates, the related Monthly Interest Distributable Amount for such Class for such Distribution Date; and

(xi) from the remaining Interest Remittance Amount in respect of the Group 1 Loans, to the Class 1-B Certificates, the related Monthly Interest Distributable Amount for such Class for such Distribution Date.

(c) On each Distribution Date, the Trustee shall withdraw from the Certificate Account that portion of Available Distribution Amount for such Distribution Date consisting of the Interest Remittance Amount in respect of the Group 2 Loans for such Distribution Date, and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the related Interest Remittance Amount for such Class for such Distribution Date:

(i) from the Interest Remittance Amount in respect of the Group 2 Loans, to the Holders of the Class 2-A Certificates, the related Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount for such Class for such Distribution Date.

(d) Except as provided in clause (f) below, on each Distribution Date (i) prior to the Group 1 Stepdown Date or (ii) on or after the Group 1 Stepdown Date if a Group 1 Trigger Event is in effect, the Trustee shall withdraw from the Certificate Account an amount equal to the Principal Distribution Amount related to Loan Group 1 and distribute to the Holders of the Class 1-A, Class 1-M and Class 1-B Certificates, distributions in respect of principal to the extent of the related Principal Distribution Amount remaining for such Distribution Date:

(i) first, from the related Principal Distribution Amount, concurrently, on a pro rata basis, based on the aggregate Certificate Principal Balances thereof (x) sequentially, to the Class 1-A1-A, Class 1-A1-B and Class 1-A1-C Certificates, in that order, and (y) to the Class 1-AM Certificates, in each case until the Certificate Principal Balances thereof are reduced to zero; and

(ii) second, from the remaining related Principal Distribution Amount, sequentially, to the Holders of the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and Class 1-B Certificates, in that order, in each case until the Certificate Principal Balances thereof have been reduced to zero.

(e) Except as provided in clause (f) below, on each Distribution Date (i) on and after the Group 1 Stepdown Date and (ii) on which a Group 1 Trigger Event is not in effect, the Trustee shall withdraw from the Certificate Account an amount equal to the related Principal Distribution Amount and distribute to the Holders of the Class 1-A, Class 1-M and Class 1-B Certificates, distributions in respect of principal to the extent of the related Principal Distribution Amount remaining for such Distribution Date:

(i) first, concurrently on a pro rata basis, based on the aggregate Certificate Principal Balances thereof (x) sequentially, to the Class 1-A1-A, Class 1-A1-B and Class 1-A1-C Certificates, in that order, and (y) to the Class 1-AM Certificates, the Class 1-A Principal Distribution Amount, in each case until the Certificate Principal Balances thereof are reduced to zero; and

(ii) second, sequentially, to the Holders of the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and Class 1-B Certificates, in that order, the related Group 1 Subordinate Class Principal Distribution Amount, in each case until the Certificate Principal Balances thereof have been reduced to zero.

(f) Notwithstanding the foregoing, on any Distribution Date on which the aggregate Certificate Principal Balance of the Class 1-M Certificates and Class 1-B Certificates and the related Overcollateralized Amount have been reduced to zero, the related Principal Distribution Amount will be paid to the Class 1-A Certificates on a pro rata basis, based on the Certificate Principal Balances thereof, until reduced to zero.

(g) Notwithstanding the foregoing, to the extent any Net Swap Payment or Swap Termination Payment with respect to the Group 1 Interest Rate Swap Agreement is payable from principal collections from Loan Group 1, Principal Distribution Amounts with respect to Loan Group 1 will be deemed paid to the most subordinate Class of related Certificates (other than the Class R Certificates and Class 1-P Certificates), until the Certificate Principal Balance thereof has been reduced to zero.

(h) Except as provided in clause (j) below, on each Distribution Date (A) prior to the Group 2 Stepdown Date or (B) on or after the Group 2 Stepdown Date if a Group 2 Trigger Event is in effect, the Trustee shall withdraw from the Certificate Account an amount equal to the related Principal Distribution Amount and distribute to the Holders of the Class 2-A Certificates, distributions in respect of principal to the extent of the related Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

(i) Except as provided in clause (j) below, on each Distribution Date (A) on and after the Group 2 Stepdown Date and (B) on which a Group 2 Trigger Event is not in effect, the Trustee shall withdraw from the Certificate Account an amount equal to the related Principal Distribution Amount and distribute to the Holders of the Class 2-A Certificates, distributions in respect of principal to the extent of the related Principal Distribution Amount, the Class 2-A Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

(j) Notwithstanding the foregoing, on any Distribution Date on which the related Overcollateralized Amount has been reduced to zero, the related Principal Distribution Amount will be paid to the Class 2-A Certificates until reduced to zero.

(k) Notwithstanding the foregoing, to the extent any Net Swap Payment or Swap Termination Payment with respect to the Group 2 Interest Rate Swap Agreement is payable from principal collections from Loan Group 2, Principal Distribution Amounts with respect to Loan Group 2 will be deemed paid to the most subordinate Class of related certificates (other than the Class R Certificates and Class 2-P Certificates), until the Certificate Principal Balance thereof has been reduced to zero.

(l) On each Distribution Date the Net Monthly Excess Cashflow related to Loan Group 1 shall be distributed in the following order of priority:

(i) to the Certificate Insurer, with respect to the [            ] Certificates, in an amount equal to (a) any amounts reimbursable to the Certificate Insurer for related Insured Payments made pursuant to the Insurance Agreement and (b) any related unpaid Policy Premium;

(ii) from the portion of such Net Monthly Excess Cashflow otherwise distributable to the Class 1-C Certificates, to the Holders of the Class 1-A, Class 1-M and Class 1-B Certificates then entitled to receive distributions in respect of principal, in an amount equal to any related Extra Principal Distribution Amount, payable to such Holders as part of the related Principal Distribution Amount as described under Sections 4.01(d), (e) and (f) above, as applicable;

(iii) first, to the Holders of the Class 1-A1-A, Class 1-A1-B and Class 1-A1-C Certificates, pro rata, based on entitlement, in an amount equal to any Allocated Realized Loss Amount for each such Class, and second, to the [            ] Certificates, an amount equal to the Allocated Realized Loss Amount for such Class;

(iv) sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and Class 1-B Certificates, in that order, in each case in an amount equal to the sum of the Unpaid Interest Shortfall Amount and the Allocated Realized Loss Amount (such amount to be applied first to cover the Unpaid Interest Shortfall Amount for such Class and second to cover the Allocated Realized Loss Amount for such Class) for each such Class;

(v) to the Certificate Insurer, with respect to the Class 2-A Certificates, in an amount equal to (a) any amounts reimbursable to the Certificate Insurer for related Insured

Payments made pursuant to the Insurance Agreement and (b) any unpaid related Policy Premium, in each case, to the extent not covered by the Net Monthly Excess Cashflow relating to Loan Group 2 on that Distribution Date;

(vi) to the Class 2-A Certificates, any Cross-Collateralized Loss Payments;

(vii) from the portion of such Net Monthly Excess Cashflow otherwise distributable to the Class 1-C Certificates, to the Group 1 Net WAC Shortfall Reserve Fund, (i) first, to pay the Class 1-A, Class 1-M and Class 1-B Certificates and, in the case of the Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, to the extent not previously covered by related amounts from the Class M Interest Reserve Fund, on a pro rata basis, based on the Certificate Principal Balances thereof, to the extent needed to pay any remaining related Net WAC Shortfall Amount for each such Class and to the extent such amount exceeds the amounts then on deposit in the Group 1 Net WAC Shortfall Reserve Fund; provided that any related Net Monthly Excess Cashflow remaining after such allocation to pay any such Net WAC Shortfall Amount based on the Certificate Principal Balances of the Class 1-A, Class 1-M and Class 1-B Certificates will be distributed to each such Class of Certificates with respect to which there remains any unpaid Net WAC Shortfall Amount, pro rata, based on the amount of such unpaid Net WAC Shortfall Amount to the extent such amount exceeds the amounts then on deposit in the Net WAC Shortfall Reserve Fund and (ii) second, to maintain a balance in the Group 1 Net WAC Shortfall Reserve Fund equal to the Group 1 Net WAC Shortfall Reserve Fund Deposit;

(viii) to the Holders of the Class 2-A Certificates, in respect of the Allocated Realized Loss Amounts to the extent not covered by any related Net Monthly Excess Cashflow for such Class;

(ix) to the Group 1 Supplemental Interest Trust for payment to the Group 1 Swap Provider any Swap Termination Payments with respect to the Group 1 Interest Rate Swap Agreement owed to the Group 1 Swap Provider due to a related Swap Provider Trigger Event not previously paid;

(x) to the Certificate Insurer, any remaining amounts related to the Group 1 Loans and owed to the Certificate Insurer under the Insurance Agreement;

(xi) to the Certificate Insurer, any remaining amounts related to the Group 2 Loans and owed the Certificate Insurer under the Insurance Agreement to the extent not covered by the Net Monthly Excess Cashflow from the Group 2 Loans on that Distribution Date;

(xii) to the Holders of the Class 1-C Certificates, an amount equal to the Class 1-C Distribution Amount reduced by amounts distributed in clauses (ii) and (vii) above; and

(ix) to the Class R Certificates, any remaining amounts.

(m) On each Distribution Date the Net Monthly Excess Cashflow related to Loan Group 2 shall be distributed in the following order of priority:

(i) to the Certificate Insurer, with respect to the [            ] Certificates, an amount equal to (a) any amounts reimbursable to the Certificate Insurer for related Insured Payments made pursuant to the Insurance Agreement and (b) any related unpaid Policy Premium;

(ii) from the portion of such Net Monthly Excess Cashflow otherwise distributable to the Class 2-C Certificates, to the Holders of the Class 2-A Certificates then entitled to receive distributions in respect of principal, in an amount equal to any related Extra Principal Distribution Amount, payable to such Holders as part of the related Principal Distribution Amount as described under Sections 4.01(h), (i) and (j) above, as applicable;

(iii) to the Holders of the [            ] Certificates, an amount equal to any Allocated Realized Loss Amount;

(iv) to the Certificate Insurer, with respect to the [            ] Certificates, an amount equal to (a) any amounts reimbursable to the Certificate Insurer for related Insured Payments made pursuant to the Insurance Agreement and (b) any related unpaid Policy Premium, in each case, to the extent not covered by the Net Monthly Excess Cashflow relating to Loan Group 1 on that distribution date;

(v) first, to the Holders of the Class 1-A1-A, Class 1-A1-B and Class 1-A1-C Certificates, on a pro rata basis, second, to the Class 1-AM Certificates, and third, sequentially, to the Holders of the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and Class 1-B Certificates, in that order, any Cross-Collateralized Loss Payments;

(vi) from the portion of such Net Monthly Excess Cashflow otherwise distributable to the Class 2-C Certificates, to the Group 2 Net WAC Shortfall Reserve Fund, (a) first, to pay the Class 2-A Certificates to the extent needed to pay any remaining related Net WAC Shortfall Amount and to the extent such amount exceeds the amounts then on deposit in the Group 2 Net WAC Shortfall Reserve Fund, and (b) second, to maintain a balance in the Group 2 Net WAC Shortfall Reserve Fund equal to the Group 2 Net WAC Shortfall Reserve Fund Deposit;

(vii) first, to the Holders of the Class 1-A1-A, Class 1-A1-B and Class 1-A1-C Certificates, on a pro rata basis, based on entitlement, second, to the [            ] Certificates, and third, sequentially, to the Holders of the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and Class 1-B Certificates, in that order, in each case, in respect of the Allocated Realized Loss Amounts to the extent not covered by any related Net Monthly Excess Cashflow for each such Class;

(viii) to the Group 2 Supplemental Interest Trust for payment to the Group 2 Swap Provider any Swap Termination Payments with respect to the Group 2 Interest Rate Swap Agreement owed to the Group 2 Swap Provider due to a related Swap Provider Trigger Event not previously paid;

(ix) to the Certificate Insurer, any remaining amounts related to the Group 2 Loans and owed to the Certificate Insurer under the Insurance Agreement;

(x) to the Certificate Insurer, any remaining amounts related to the Group 1 Loans and owed to the Certificate Insurer under the Insurance Agreement, to the extent not covered by Net Monthly Excess Cashflow from the Group 1 Loans;

(xi) to the Holders of the Class 2-C Certificates, an amount equal to the Class 2-C Distribution Amount reduced by amounts distributed in clauses (ii) and (vi) above; and

(xii) to the Class R Certificates, any remaining amounts.

(n) On or before each Distribution Date, the Trustee shall distribute from (i) the amounts received from the Group 1 Swap Provider pursuant to the Group 1 Interest Rate Swap Agreement in respect of any related Net Swap Payment and (ii) amounts received from the related Cap Counterparties pursuant to the Group 1 Cap Contracts, then on deposit in the Group 1 Derivative Account held by the Group 1 Supplemental Interest Trust to the Class 1-A, Class 1-M and Class 1-B Certificates in the following order of priority:

(i) concurrently, to the Holders of the Class 1-A Certificates, pro rata, based on entitlement, in an amount equal to any Unpaid Interest Shortfall Amount for such Class or Classes, in each case, to the extent not covered by the related Interest Remittance Amount and related Net Monthly Excess Cashflow on that Distribution Date and solely to the extent the Unpaid Interest Shortfall Amount is as a result of the interest portion of Realized Losses;

(ii) sequentially, to the Holders of the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and Class 1-B Certificates, in that order, in an amount equal to any Unpaid Interest Shortfall Amount for such Class or Classes, in each case, to the extent not covered by the related Interest Remittance Amount and related Net Monthly Excess Cashflow on that Distribution Date and solely to the extent the Unpaid Interest Shortfall Amount is as a result of the interest portion of Realized Losses;

(iii) to the Holders of the Class 1-A, Class 1-M and Class 1-B Certificates, in an amount equal to any related Extra Principal Distribution Amount, in each case, to the extent not covered by any related or unrelated Net Monthly Excess Cashflow on that Distribution Date and solely to the extent the payment of the related Extra Principal Distribution Amount is as a result of current or prior period Realized Losses, to be included in the related Principal Distribution Amount for that Distribution Date and payable to such Holders as part of the related Principal Distribution Amount as described under Sections 4.01(d), (e) and (f) above, as applicable;

(iv) to the Group 1 Net WAC Shortfall Reserve Fund, (i) first, to pay related Net WAC Shortfall Amounts on the Class 1-A, Class 1-M and Class 1-B Certificates, on a pro rata basis, based on the aggregate amount of Net WAC Shortfall Amounts for such Classes of Certificates remaining unpaid, in each case, to the extent not covered by the related Net Monthly Excess Cashflow on that Distribution Date and, in the case of the Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, to the extent not previously covered by related amounts from the Class M Interest Reserve Fund and (ii) second, to maintain a balance in the Group 1 Net WAC Shortfall Reserve Fund equal to the Group 1 Net WAC Shortfall Reserve Fund Deposit;

(v) to the Holders of the Class 1-A Certificates, pro rata, in an amount equal to any Allocated Realized Loss Amount for such Class or Classes, in each case, to the extent not covered by any related or unrelated Net Monthly Excess Cashflow on that Distribution Date; and

(vi) sequentially, to the Holders of the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8 and Class 1-B Certificates, in that order, in an amount equal to any Allocated Realized Loss Amount for such Class or Classes, in each case, to the extent not covered by any related or unrelated Net Monthly Excess Cashflow on that Distribution Date.

(o) On or before each Distribution Date, the Trustee shall distribute from (i) the amounts received from the Group 2 Swap Provider pursuant to the Group 2 Interest Rate Swap Agreement in respect of any related Net Swap Payment and (ii) amounts received from the related Cap Counterparty pursuant to the Group 2 Cap Contract, then on deposit in the Group 2 Derivative Account held by the Group 2 Supplemental Interest Trust to the Class 2-A Certificates in the following order of priority:

(i) to the Holders of the Class 2-A Certificates, in an amount equal to any Unpaid Interest Shortfall Amount for such Class, to the extent not covered by the related Interest Remittance Amount and related Net Monthly Excess Cashflow on that Distribution Date and solely to the extent the Unpaid Interest Shortfall Amount is as a result of the interest portion of Realized Losses;

(ii) to the Holders of the Class 2-A Certificates, an amount equal to any related Extra Principal Distribution Amount, to the extent not covered by any related and unrelated Net Monthly Excess Cashflow on that Distribution Date and solely to the extent the payment of the related Extra Principal Distribution Amount is as a result of current or prior period Realized Losses, to be included in the related Principal Distribution Amount for that Distribution Date and payable to such Holders as part of the related Principal Distribution Amount as described under Sections 4.01(h), (i) and (j) above, as applicable;

(iii) to the Group 2 Net WAC Shortfall Reserve Fund, (i) first, to pay related Net WAC Shortfall Amounts remaining unpaid on the Class 2-A Certificates to the extent not covered by the related Net Monthly Excess Cashflow on that Distribution Date, and (ii) second, to maintain a balance in the Group 2 Net WAC Shortfall Reserve Fund equal to the Group 2 Net WAC Shortfall Reserve Fund Deposit; and

(iv) to the Holders of the Class 2-A Certificates, in an amount equal to any Allocated Realized Loss Amount for such Class, to the extent not covered by any related and unrelated Net Monthly Excess Cashflow on that Distribution Date.

(p) On each Distribution Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans received during the related Prepayment Period and identified on the Mortgage Loan Schedule attached as Exhibit H as belonging to the related Class P Certificateholder and any Servicer Prepayment Charge Amounts paid by the Servicer during the related Prepayment Period will be withdrawn from the Certificate Account and distributed by the Trustee to the Holders of the Class 1-P Certificates with respect to the Group 1 Loans and Class

2-P Certificates with respect to the Group 2 Loans and shall not be available for distribution to the Holders of any other Class of Certificates. The payment of the foregoing amounts to the Holders of the Class P Certificates shall not reduce the Certificate Principal Balances thereof. On the Distribution Date immediately following the expiration of the latest Prepayment Charge as identified on the related Mortgage Loan Schedule attached as Exhibit H as belonging to the related Class P Certificateholder or any Distribution Date thereafter, the Available Funds with respect to each Loan Group remaining after payment of principal to the related Class A Certificates and Subordinate Certificates will be paid to the related Class P Certificates in reduction of the related Certificate Principal Balance, until reduced to zero.

(q) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(r) The Trustee, upon written direction of the Servicer, shall invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Servicer out of its own funds immediately as realized without any right of reimbursement.

(s) Except as otherwise provided in Section 9.01, if the Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Servicer shall, no later than the 15th day of the month in the month of such final distribution (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day), notify the Trustee and the Trustee shall, no later than two (2) Business Days after such date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(q) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering

Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within six months after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund. If within nine months after the second notice any such Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(q).

Section 4.02. Statements to Certificateholders.

(a) On each Distribution Date, based, as applicable, on information provided to it by the Servicer, the Trustee shall prepare and make available on the Trustee’s website, which shall initially be located at [                    ] (assistance in using the website can be obtained by calling the Trustee’s customer service desk at [                    ], to each Holder of the Regular Certificates, the Certificate Insurer, the Swap Provider, the Servicer and the Rating Agencies, a statement as to the distributions made on such Distribution Date setting forth, with respect to each Loan Group:

(i) (A) the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates, separately identified, allocable to principal and (B) the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges and Servicer Prepayment Charge Payment Amounts;

(ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates (other than the Class P Certificates) allocable to interest, separately identified;

(iii) the applicable record dates, accrual periods, determination dates for calculating distributions and general distributions dates;

(iv) the total cash flows received and the general sources thereof;

(v) the amount of any Net Swap Payment and any amount from the Cap Contracts payable to the related Supplemental Interest Trust, any Net Swap Payment payable to the related Swap Provider, any Swap Termination Payment payable to the related Supplemental Interest Trust and any Swap Termination Payment payable to the related Swap Provider;

(vi) the Pass-Through Rate on each Class of Regular Certificates (other than the Class P Certificates) for such Distribution Date;

(vii) the aggregate amount of Advances for such Distribution Date (including the general purpose of such Advances), the aggregate amount of unreimbursed Advances at the close of business on the Distribution Date, and the general source of funds for reimbursements;

(viii) the number and Aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period;

(ix) the related Overcollateralization Release Amount and the related Overcollateralization Deficiency Amount for such Distribution Date;

(x) the aggregate Certificate Principal Balance of each Class of Regular Certificates after giving effect to the amounts distributed on such Distribution Date (in the case of each Class of the Offered Certificates and Class 1-B Certificates, separately identifying any reduction thereof due to the allocation of Realized Losses thereto);

(xi) the number and Stated Principal Balance of Mortgage Loans in respect of which (a) one Scheduled Payment is Delinquent, (b) two Scheduled Payments are Delinquent, (c) three or more Scheduled Payments are Delinquent and (d) foreclosure proceedings have been commenced, in each case as of the end of the calendar month prior to such Distribution Date;

(xii) the number, aggregate principal balance and book value of any REO Properties as of the close of business on the last day of the calendar month preceding the month in which such Distribution Date occurs;

(xiii) the weighted average remaining term to maturity, weighted average Mortgage Rate and weighted average Net Mortgage Rate of the Mortgage Loans as of the close of business on the first day of the calendar month in which such Distribution Date occurs;

(xiv) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

(xv) the aggregate amount of Realized Losses incurred during the related Prepayment Period and the cumulative amount of Realized Losses;

(xvi) if applicable, material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

(xvii) the aggregate amount of extraordinary Trust Fund expenses withdrawn from the Collection Account or the Certificate Account for such Distribution Date;

(xviii) the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.23, and the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

(xix) the Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount in respect of each Class of the Certificates for such Distribution Date;

(xx) (A) the related Overcollateralization Target Amount, (B) the related Overcollateralized Amount and (C) the amount, if any, by which the related Overcollateralization Target Amount exceeds the related Overcollateralized Amount, in each case after giving effect to the distribution made on the Regular Certificates on such Distribution Date;

(xxi) the aggregate amount of servicing compensation received by the Servicer with respect to the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

(xxii) the aggregate of any deposits to and withdrawals from the Net WAC Shortfall Reserve Fund for such Distribution Date and the remaining amount on deposit in the Net WAC Shortfall Reserve Fund after such deposits and withdrawals;

(xxiii) the Available Distribution Amount for such Distribution Date;

(xxiv) the Insured Amount, if any, paid by the Certificate Insurer under the Certificate Guaranty Insurance Policy for such Distribution Date and the aggregate Insured Amounts for all prior Distribution Dates paid by the Certificate Insurer under the Certificate Guaranty Insurance Policy and not yet reimbursed;

(xxv) updated pool composition data including the following with respect to each Loan Group: average loan balance, weighted average mortgage rate, weighted average loan-to-value ratio at origination, weighted average FICO at origination, and weighted average remaining term; and

(xxvi) information about any additions of, substitutions for or removal of any Mortgage Loans from the Trust Fund, and any changes in the underwriting, acquisition or selection criteria as to any Mortgage Loans added to the Trust Fund.

In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall also be expressed as a dollar amount per Single Certificate.

On each Distribution Date the Trustee shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.

Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Certificate, a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

On each Distribution Date the Trustee shall prepare and make available on the Trustee’s website (or deliver at the recipient’s option), to each Holder of a Class R Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date.

Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Class R Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

The location of the Trustee’s website and the procedures used therein are subject to change from time to time at the Trustee’s discretion. The Trustee shall have the right to change the way monthly distribution statement are distributed in order to make such distribution more convenient and/or more accessible to the above parties. The Trustee shall be entitled to conclusively rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the monthly statement, and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto). As a condition to access the Trustee’s website, the Trustee may require registration and the acceptance of a disclaimer. Notwithstanding anything to the contrary set forth in this Agreement, the parties hereto acknowledge that in connection with the Trustee’s preparation of the foregoing reports, the Trustee will rely solely upon the information provided to it in the Remittance Reports.

Section 4.03. Distributions on the REMIC Regular Interests.

(a) On each Distribution Date, the Trustee shall cause the following amounts with respect to Loan Group 1, in the following order of priority, to be distributed by REMIC 1 to REMIC 3 on account of the REMIC 1 Regular Interests or withdrawn from the Certificate Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-1 Interest), as the case may be:

(i) from the Available Distribution Amount with respect to Loan Group 1 for such Distribution Date, determined without regard to clause (ii)(B) of the definition of Available Distribution Amount, to holders of the REMIC 1 Regular Interests, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such REMIC 1 Regular Interests for such Distribution Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

(ii) to the extent of the Available Distribution Amount with respect to Loan Group 1 for such Distribution Date, determined without regard to clause (ii)(B) of the definition thereof, remaining after the distribution made pursuant to clause (i) above, first, to the holders of REMIC 1 Regular Interest OC, until the Uncertificated Principal Balance thereof is reduced to zero, and second, to holders of REMIC 1 Regular Interests 1-1-A through 1-84-B, starting with the lowest numerical denomination, until the Uncertificated Principal Balance of each such REMIC 1 Regular Interest is reduced to zero, provided that, for REMIC 1 Regular Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such REMIC 1 Regular Interests;

(iii) to holders of REMIC 1 Regular Interest P, (A) all amounts representing Prepayment Charges in respect of the Group 1 Loans received during the related Prepayment Period that are identified as belonging to the Class 1-P Certificates on the attached Mortgage Loan Schedule, and (B) on the Distribution Date immediately following the expiration of the latest Prepayment Charge identified as belonging to the Class 1-P Certificates on the attached Mortgage Loan Schedule or any Distribution Date thereafter, any remaining Available Distribution Amount with respect to Loan Group 1, until an amount equal to the initial Uncertificated Principal Balance of such REMIC 1 Regular Interest has been distributed pursuant to this clause; and

(iv) any remaining amount to the Holders of the Class R Certificates (in respect of the Class R-1 Interest).

(b) On each Distribution Date, the Trustee shall cause the following amounts with respect to Loan Group 2, in the following order of priority, to be distributed by REMIC 2 to REMIC 3 on account of the REMIC 2 Regular Interests or withdrawn from the Certificate Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-2 Interest), as the case may be:

(i) from the Available Distribution Amount with respect to Loan Group 2 for such Distribution Date, determined without regard to clause (ii)(B) of the definition thereof, to holders of REMIC 2 Regular Interests, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such REMIC 2 Regular Interests for such Distribution Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

(ii) to the extent of the Available Distribution Amount with respect to Loan Group 2 for such Distribution Date, determined without regard to clause (ii)(B) of the definition of Available Distribution Amount, remaining after the distribution made pursuant to clause (i) above, first, to the holders of REMIC 2 Regular Interest OC, until the Uncertificated Principal Balance thereof is reduced to zero, and second, to holders of REMIC 2 Regular Interests 1-1-A through 1-117-B, starting with the lowest numerical denomination, until the Uncertificated Principal Balance of each such REMIC 2 Regular Interest is reduced to zero, provided that, for REMIC 2 Regular Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such REMIC 2 Regular Interests;

(iii) to holders of REMIC 2 Regular Interest P, (A) all amounts representing Prepayment Charges in respect of the Group 2 Loans received during the related Prepayment Period that are identified as belonging to the Class 2-P Certificates on the attached Mortgage Loan Schedule, and (B) on the Distribution Date immediately following the expiration of the latest Prepayment Charge identified as belonging to the Class 2-P Certificates on the attached Mortgage Loan Schedule or any Distribution Date thereafter, any remaining Available Distribution Amount with respect to Loan Group 2, until an amount equal to the initial Uncertificated Principal Balance of such REMIC 2 Regular Interest has been distributed pursuant to this clause; and

(iv) any remaining amount to the Holders of the Class R Certificates (in respect of the Class R-2 Interest).

(c) (1) On each Distribution Date, the following amounts with respect to Loan Group 1, in the following order of priority, shall be distributed by REMIC 3 to REMIC 4 on account of the REMIC 3 Group 1 Regular Interests or withdrawn from the Certificate Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-3 Interest), as the case may be:

(i) from the Available Distribution Amount with respect to Loan Group 1 for such Distribution Date, determined without regard to clause (ii)(B) of the definition of Available Distribution Amount, to holders of REMIC 3 Regular Interest 1-IO, in an amount equal to (A) the Uncertificated Accrued Interest for such REMIC 3 Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

(ii) to the extent of the Available Distribution Amount with respect to Loan Group 1 for such Distribution Date, determined without regard to clause (ii)(B) of the definition of Available Distribution Amount, remaining after the distribution pursuant to clause (i), to holders of each REMIC 3 Group 1 Regular Interest (other than REMIC 3 Regular Interest 1-IO), pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such REMIC 3 Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC 3 Regular Interest 1-ZZ and REMIC 3 Regular Interest 1-P shall be reduced when the REMIC 3 Group 1 Overcollateralized Amount is less than the REMIC 3 Group 1 Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Group 1 Maximum Uncertificated Accrued Interest Deferral Amount, and such amount will be payable to holders of each REMIC 3 Group 1 Regular Interest for which a Class 1-A, Class 1-B or Class 1-M Certificate is the Corresponding Certificate in the same proportion as the Extra Principal Distribution Amount with respect to Loan Group 1 is allocated to the Corresponding Certificates for each such REMIC 3 Group 1 Regular Interest, and the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-ZZ shall be increased by such amount;

(iii) to the extent of the Available Distribution Amount with respect to Loan Group 1 for such Distribution Date, determined without regard to clause (ii)(B) of the definition thereof, remaining after the distribution pursuant to clauses (i) and (ii), to holders of REMIC 3 Group 1 Regular Interests (other than REMIC 3 Regular Interests 1-IO and 1-P ), allocated as follows:

(A) [98.00]% of such remainder to holders of REMIC 3 Regular Interest 1-AA, until the Uncertificated Principal Balance of such REMIC 3 Regular Interest is reduced to zero; and

(B) [2.00]% of such remainder, first, to holders of each REMIC 3 Group 1 Regular Interest for which a Class 1-A, Class 1-B or Class 1-M Certificate is the Corresponding Certificate, in an aggregate amount equal to [1]% of and in the same proportion as principal payments are allocated to the Corresponding Certificates for each such REMIC 3 Group 1 Regular Interest, until the Uncertificated Principal Balances of such REMIC 3 Group 1 Regular Interests are reduced to zero; and second, to the holders of REMIC 3 Regular Interest 1-ZZ, until the Uncertificated Principal Balance of such REMIC 3 Regular Interest is reduced to zero;

(iv) to holders of REMIC 3 Regular Interest 1-P, pro rata, (A) all amounts representing Prepayment Charges in respect of the Group 1 Loans distributed on REMIC 1 Regular Interest P, and (B) on the Distribution Date immediately following the expiration of the latest Prepayment Charge identified as belonging to the Class 1-P Certificates on the attached Mortgage Loan Schedule or any Distribution Date thereafter, any remaining Available Distribution Amount with respect to Loan Group 1 distributed in respect of REMIC 1 Regular Interest P, until an amount equal to the initial Uncertificated Principal Balance of such REMIC 3 Regular Interest has been distributed pursuant to this clause; and

(v) any remaining amount to the Holders of the Class R Certificates (in respect of the Class R-3 Interest).

(2) On each Distribution Date, the following amounts with respect to Loan Group 2, in the following order of priority, shall be distributed by REMIC 3 to REMIC 4 on account of the REMIC 3 Group 2 Regular Interests or withdrawn from the Certificate Account and distributed to the Holders of the Class R-3 Certificates (in respect of the Class R-3 Interest), as the case may be:

(i) from the Available Distribution Amount with respect to Loan Group 2 for such Distribution Date, determined without regard to clause (ii)(B) of the definition of Available Distribution Amount, to holders of REMIC 3 Regular Interest 2-IO, in an amount equal to (A) the Uncertificated Accrued Interest for such REMIC 3 Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

(ii) to the extent of the Available Distribution Amount with respect to Loan Group 2 for such Distribution Date, determined without regard to clause (ii)(B) of the definition of Available Distribution Amount, remaining after the distribution pursuant to clause (i), to holders of each REMIC 3 Group 2 Regular Interest (other than REMIC 3 Regular Interest 2-IO), pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such REMIC 3 Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC 3 Regular Interests 2-ZZ and 2-P shall be reduced when the REMIC 3 Group 2 Overcollateralized Amount is less than the REMIC 3 Group 2 Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Group 2 Maximum Uncertificated Accrued Interest Deferral Amount, and such amount will be payable to holders of REMIC 3 Regular Interest 2-A in the same proportion as the Extra Principal Distribution Amount with respect to Loan Group 2 is allocated to the Corresponding Certificates for such REMIC 3 Regular Interest, and the Uncertificated Principal Balance of REMIC 3 Regular Interest 2-ZZ shall be increased by such amount;

(iii) to the extent of the Available Distribution Amount with respect to Loan Group 2 for such Distribution Date, determined without regard to clause (ii)(B) of the definition of Available Distribution Amount, remaining after the distributions pursuant to clauses (i) and (ii), to holders of REMIC 3 Group 2 Regular Interests (other than REMIC 3 Regular Interests 2-IO and 2-P), allocated as follows:

(A) [98.00]% of such remainder to holders of REMIC 3 Regular Interest 2-AA, until the Uncertificated Principal Balance of such REMIC 3 Regular Interest is reduced to zero; and

(B) [2.00]% of such remainder, first, to holders of REMIC 3 Regular Interest 2-A, in an aggregate amount equal to [1]% of and in the same proportion as principal payments are allocated to the Corresponding Certificates for such REMIC 3 Regular Interest, until the Uncertificated Principal Balance of such REMIC 3 Regular Interest is reduced to zero; and second, to the holders of REMIC 3 Regular Interest 2-ZZ, until the Uncertificated Principal Balance of such REMIC 3 Regular Interest is reduced to zero;

(iv) to holders of REMIC 3 Regular Interest 2-P, (A) all amounts representing Prepayment Charges in respect of the Group 2 Loans distributed on REMIC 2 Regular Interest 2-P, and (B) on the Distribution Date immediately following the expiration of the latest Prepayment Charge identified as belonging to the Class 2-P Certificates on the attached Mortgage Loan Schedule or any Distribution Date thereafter, any remaining Available Distribution Amount with respect to Loan Group 2 distributed in respect of REMIC 2 Regular Interest 2-P, until an amount equal to the initial Uncertificated Principal Balance of such REMIC 3 Regular Interest has been distributed pursuant to this clause; and

(v) any remaining amount to the Holders of the Class R Certificates (in respect of the Class R-3 Interest).

(d) On each Distribution Date, an amount equal to the amounts distributed pursuant to Sections 4.01(l)(ii), (vii) and (xii) on such date shall be deemed distributed from REMIC 4 to Holders of the Class 1-C Certificates in respect of the Class 1-C Distribution Amount.

(d) On each Distribution Date, an amount equal to the amounts distributed pursuant to Sections 4.01(m)(ii), (vi) and (xi) on such date shall be deemed distributed from REMIC 4 to Holders of the Class 2-C Certificates in respect of the Class 2-C Distribution Amount.

(e) On each Distribution Date, [100]% of the amounts deemed distributed on REMIC 3 Regular Interest 1-IO shall be deemed distributed by REMIC 4 in respect of the Class 1-IO Interest for deposit into the Group 1 Supplemental Interest Trust.

(f) On each Distribution Date, [100]% of the amounts deemed distributed on REMIC 3 Regular Interest 2-IO shall be deemed distributed by REMIC 4 in respect of the Class 2-IO Interest for deposit into the Group 2 Supplemental Interest Trust.

Section 4.04. Allocation of Realized Losses.

All Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date as follows: first, to related Net Monthly Excess Cashflow, through a distribution of the related Extra Principal Distribution Amount for that Distribution Date; second, to the unrelated Net Monthly Excess Cashflow; third, to the related Overcollateralized Amount by a reduction of the Certificate Principal Balance of the related Class C Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, if such Realized Loss is on a Group 1 Loan, first, to the Class 1-B Certificates, until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class 1-M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class 1-M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class 1-M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class 1-M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class 1-M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; seventh, to the Class 1-M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; eighth, to the Class 1-M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and ninth to the Class 1-M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; thereafter, any Realized Losses on the Group 1 Loans will be allocated on any Distribution Date to the Class 1-A1-A, Class 1-A1-B, Class 1-A1-C and [            ] Certificates, pro rata, based on the Certificate Principal Balances thereof, in each case in reduction of the Certificate Principal Balances thereof, until reduced to zero, provided that any such Realized Loss otherwise allocable to the Class 1-A1-A, Class 1-A1-B and Class 1-A1-C Certificates shall be first allocated to the [            ] Certificates, until reduced to zero, and if such Realized Loss is on a Group 2 Loan, to the [            ] Certificates; provided, however, that any Realized Loss applied to the [            ] Certificates will be covered by the Certificate Guaranty Insurance Policy.

(a) Any allocation of Realized Losses to an Offered Certificate or Class 1-B Certificates on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated. Any allocation of Realized Losses to Net Monthly Excess Cashflow related to Loan Group 1 shall be made by reducing the amount otherwise payable in respect of the Class 1-C Certificates pursuant to Section 4.01(l)(xii), and any allocation of Realized Losses to Group 1 Overcollateralized Amount shall be made by reducing the Certificate Principal Balance of the Class 1-C Certificates by the amount so allocated. Any allocation of

Realized Losses to Net Monthly Excess Cashflow related to Loan Group 2 shall be made by reducing the amount otherwise payable in respect of the Class 2-C Certificates pursuant to Section 4.01(m)(xi), and any allocation of Realized Losses to Group 2 Overcollateralized Amount shall be made by reducing the Certificate Principal Balance of the Class 2-C Certificates by the amount so allocated. No allocations of any Realized Losses shall be made to the Certificate Principal Balance of the Class 1-P Certificates and Class 2-P Certificates.

(b) All Realized Losses on the Group 1 Loans shall be allocated on each Distribution Date, first, to REMIC 1 Regular Interest OC until the Uncertificated Principal Balance thereof has been reduced to zero, and second, to REMIC 1 Regular Interest 1-1-A through REMIC 1 Regular Interest 1-84-B, starting with the lowest numerical denomination until the Uncertificated Principal Balance of each such REMIC 1 Regular Interest has been reduced to zero; provided that, for REMIC 1 Regular Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC 1 Regular Interests.

(c) All Realized Losses on the Group 2 Loans shall be allocated on each Distribution Date, first, to REMIC 2 Regular Interest OC until the Uncertificated Principal Balance thereof has been reduced to zero, and second, to REMIC 2 Regular Interest 1-1-A through REMIC 2 Regular Interest 1-117-B, starting with the lowest numerical denomination until the Uncertificated Principal Balance of each such REMIC 2 Regular Interest has been reduced to zero; provided that, for REMIC 2 Regular Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC 2 Regular Interests.

(d) All Realized Losses on the Group 1 Loans shall be allocated by the Trustee on each Distribution Date to the following REMIC 3 Group 1 Regular Interests in the following specified percentages: first, to Uncertificated Accrued Interest payable to the REMIC 3 Regular Interest 1-AA and REMIC 3 Regular Interest 1-ZZ up to an aggregate amount equal to the REMIC 3 Group 1 Interest Loss Allocation Amount (without duplication of shortfalls allocated pursuant to Section 1.03), [98.00]% and [2.00]%, respectively, and to the extent of any amount equal to the REMIC 3 Group 1 Interest Loss Allocation Amount remaining after the foregoing allocations to REMIC 3 Regular Interests 1-AA and 1-ZZ, to Uncertificated Accrued Interest payable to REMIC 3 Regular Interest 1-P to the extent of such remaining amount; second, to Uncertificated Accrued Interest payable to the REMIC 3 Regular Interest 2-AA and REMIC 3 Regular Interest 2-ZZ up to an aggregate amount equal to any portion of the REMIC 3 Group 2 Interest Loss Allocation Amount remaining after the allocation of Realized Losses on the Group 2 Loans pursuant to clause (e) below (without duplication of shortfalls allocated pursuant to Section 1.03), [98.00]% and [2.00]%, respectively, and to the extent of any amount of such portion of the REMIC 3 Group 2 Interest Loss Allocation Amount remaining after the foregoing allocations to REMIC 3 Regular Interests 2-AA and 2-ZZ, to Uncertificated Accrued Interest payable to REMIC 3 Regular Interest 2-P to the extent of such remaining amount; third, to the Uncertificated Principal Balances of REMIC 3 Regular Interest 1-AA and REMIC 3 Regular Interest 1-ZZ up to an aggregate amount equal to the REMIC 3 Group 1 Principal Loss Allocation Amount, [98.00]% and [2.00]%, respectively; fourth, to the Uncertificated Principal Balances of REMIC 3 Regular Interest 1-AA, REMIC 3 Regular Interest 1-B and REMIC 3 Regular Interest 1-ZZ, [98.00]%, [    ]% and [    ]%, respectively, until the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-B has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC 3 Regular Interest 1-AA, REMIC 3 Regular Interest

1-M-8 and REMIC 3 Regular Interest 1-ZZ, [98.00]%, [    ]% and [    ]%, respectively, until the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-M-8 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC 3 Regular Interest 1-AA, REMIC 3 Regular Interest 1-M-7 and REMIC 3 Regular Interest 1-ZZ, [98.00]%, [    ]% and [    ]%, respectively, until the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-M-7 has been reduced to zero; seventh, to the Uncertificated Principal Balances of REMIC 3 Regular Interest 1-AA, REMIC 3 Regular Interest 1-M-6 and REMIC 3 Regular Interest 1-ZZ, [98.00]%, [    ]% and [    ]%, respectively, until the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-M-6 has been reduced to zero; eighth, to the Uncertificated Principal Balances of REMIC 3 Regular Interest 1-AA, REMIC 3 Regular Interest 1-M-5 and REMIC 3 Regular Interest 1-ZZ, [98.00]%, [    ]% and [    ]%, respectively, until the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-M-5 has been reduced to zero; ninth, to the Uncertificated Principal Balances of REMIC 3 Regular Interest 1-AA, REMIC 3 Regular Interest 1-M-4 and REMIC 3 Regular Interest 1-ZZ, [98.00]%, [    ]% and [    ]%, respectively, until the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-M-4 has been reduced to zero; tenth, to the Uncertificated Principal Balances of REMIC 3 Regular Interest 1-AA, REMIC 3 Regular Interest 1-M-3 and REMIC 3 Regular Interest 1-ZZ, [98.00]%, [    ]% and [    ]%, respectively, until the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-M-3 has been reduced to zero; eleventh, to the Uncertificated Principal Balances of REMIC 3 Regular Interest 1-AA, REMIC 3 Regular Interest 1-M-2 and REMIC 3 Regular Interest 1-ZZ, [98.00]%, [    ]% and [    ]%, respectively, until the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-M-2 has been reduced to zero; twelfth, to the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-M-1 and REMIC 3 Regular Interest 1-ZZ, [98.00]%, [    ]% and [    ]%, respectively, until the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-M-1 has been reduced to zero; and thirteenth, to the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-AA, [98.00]%, to the Uncertificated Principal Balances of REMIC 3 Regular Interests 1-A1-A, 1-A1-B, 1-A1-C and 1-AM, [    ]% pro rata, and to the Uncertificated Principal Balance of REMIC 3 Regular Interest 1-ZZ, [    ]%, until the Uncertificated Principal Balances of such REMIC 3 Regular Interests 1-A1-A, 1-A1-B, 1-A1-C and 1-AM have been reduced to zero, provided that any such Realized Losses otherwise allocable to REMIC 3 Regular Interests 1-A1-A, 1-A1-B and 1-A1-C shall be first allocated to REMIC 3 Regular Interest 1-AM, until the Uncertificated Principal Balance thereof has been reduced to zero.

(e) All Realized Losses on the Group 2 Loans shall be allocated by the Trustee on each Distribution Date to the following REMIC 3 Group 2 Regular Interests in the following specified percentages: first, to Uncertificated Accrued Interest payable to the REMIC 3 Regular Interest 2-AA and REMIC 3 Regular Interest 2-ZZ up to an aggregate amount equal to the REMIC 3 Group 2 Interest Loss Allocation Amount (without duplication of shortfalls allocated pursuant to Section 1.03), [98.00]% and [2.00]%, respectively, and to the extent of any amount equal to the REMIC 3 Group 2 Interest Loss Allocation Amount remaining after the foregoing allocations to REMIC 3 Regular Interests 2-AA and 2-ZZ, to Uncertificated Accrued Interest payable to REMIC 3 Regular Interest 2-P to the extent of such remaining amount; second, to Uncertificated Accrued Interest payable to the REMIC 3 Regular Interest 1-AA and REMIC 3 Regular Interest 1-ZZ up to an aggregate amount equal to any portion of the REMIC 3 Group 1 Interest Loss Allocation Amount remaining after the allocation of Realized Losses on the Group 1 Loans pursuant to clause (d) above (without duplication of shortfalls allocated pursuant to Section 1.03), [98.00]% and [2.00]%, respectively, and to the extent of any amount of such portion of the REMIC 3 Group 1 Interest Loss Allocation Amount remaining after the foregoing allocations to REMIC 3 Regular Interests 1-AA and 1-ZZ, to Uncertificated Accrued Interest payable to REMIC 3 Regular Interest 1-P to the extent of such remaining amount; third, to the Uncertificated Principal Balances of the REMIC 3 Regular Interest 2-AA and REMIC 3 Regular Interest 2-ZZ up to an aggregate amount equal to the REMIC 3 Group 2 Principal Loss Allocation Amount, [98.00]% and [2.00]%, respectively; and fourth, to the Uncertificated Principal Balances of REMIC 3 Regular Interest 2-AA, REMIC 3 Regular Interest 2-A and REMIC 3 Regular Interest 2-ZZ, [98.00]%, [    ]% and [    ]%, respectively, until the Uncertificated Principal Balance of REMIC 3 Regular Interest 2-A has been reduced to zero.

Section 4.05. Information Reports to Be Filed by the Servicer.

The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.06. Compliance with Withholding Requirements.

Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.

Section 4.07. Group 1 Net WAC Shortfall Reserve Fund.

(a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Class 1-A Certificates, the Subordinate Certificates and the Class 1-C Certificates, the Group 1 Net WAC Shortfall Reserve Fund. In addition, on the Closing Date, the Depositor shall deposit into the Group 1 Net WAC Shortfall Reserve Fund an amount equal to the Group 1 Net WAC Shortfall Reserve Fund Deposit. The Trustee shall deposit in the Group 1 Net WAC Shortfall Reserve Fund all payments received from the Group 1 Supplemental Interest Trust that are payable to the Trust Fund under Section 4.01(n)(iv) from amounts under the Group 1 Interest Rate Swap Agreement and Group 1 Cap Contracts, and on each Distribution Date, the Trustee shall remit such amounts received from the Group 1 Supplemental Interest Trust to the Holders of the related Class 1-A Certificates and Subordinate Certificates in the manner provided in that Section. In addition, on each Distribution Date as to which there is a Group 1 Net WAC Shortfall Amount with respect to Loan Group 1 payable to any Class of Class 1-A Certificates and Subordinate Certificates, the Trustee shall deposit the amounts distributable pursuant to clause (vii) of Section 4.01(l) into the Group 1 Net WAC Shortfall Reserve Fund, and the Trustee has been directed by the Holders of the Class 1-C Certificates to distribute amounts then on deposit in the Group 1 Net WAC Shortfall Reserve Fund to the Holders of the Class 1-A Certificates and Subordinate Certificates in respect of the Net WAC Shortfall Amount with respect to Loan Group 1 in the priority set forth in clause (vii) of Section 4.01(l). Any amount paid to the Holders of any Class 1-A Certificates and Subordinate Certificates pursuant to the preceding sentence in respect of Net WAC Shortfall Amounts from amounts distributable pursuant to clause (vii) of Section 4.01(l) shall be treated as distributed to the Holders of the Class 1-C Certificates in respect of the Class 1-C Certificates and paid by such Holders to the Holders of such Class 1-A Certificates and Subordinate Certificates. Any payments to the Holders of the Class 1-A Certificates and Subordinate Certificates in respect of Net WAC Shortfall Amounts, whether pursuant to the second preceding sentence or pursuant to Section 4.01(n)(iv), shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Code Section 860G(a)(1).

(b) The Group 1 Net WAC Shortfall Reserve Fund is an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any REMIC. The Trustee on behalf of the Trust shall be the nominal owner of the Group 1 Net WAC Shortfall Reserve Fund. The Holders of the Class 1-C Certificates shall be the beneficial owners of the Group 1 Net WAC Shortfall Reserve Fund, subject to the power of the Trustee to transfer amounts under Section 4.01. Amounts in the Group 1 Net WAC Shortfall Reserve Fund shall, at the written direction of the Holders of the Class 1-C Certificates, be invested in Permitted Investments that mature no later than the Business Day prior to the next succeeding Distribution Date. In the absence of such written direction, all funds in the Group 1 Net WAC Shortfall Reserve Fund shall remain uninvested. All net income and gain from such investments shall be distributed to the Holders of the Class 1-C Certificates, pro rata, not as a distribution in respect of any interest in any REMIC, on each such Distribution Date. All amounts earned on amounts on deposit in the Group 1 Net WAC Shortfall Reserve Fund shall be taxable to the Holders of the Class 1-C Certificates. Any losses on such investments shall be deposited in the Group 1 Net WAC Shortfall Reserve Fund by the Holders of the Class 1-C Certificates, pro rata, out of their own funds immediately as realized.

Section 4.08. Group 2 Net WAC Shortfall Reserve Fund.

(a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Class 2-A Certificates and the Class 2-C Certificates, the Group 2 Net WAC Shortfall Reserve Fund. In addition, on the Closing Date, the Depositor shall deposit into the Group 2 Net WAC Shortfall Reserve Fund an amount equal to the Group 2 Net WAC Shortfall Reserve Fund Deposit. The Trustee shall deposit in the Group 2 Net WAC Shortfall Reserve Fund all payments received from the Group 2 Supplemental Interest Trust that are payable to the Trust Fund under Section 4.01(o)(iii) from amounts under the Group 2 Interest Rate Swap Agreement and Group 2 Cap Contract, and on each Distribution Date, the Trustee shall remit such amounts received from the Group 2 Supplemental Interest Trust to the Holders of the Class 2-A Certificates in the manner provided in that Section. In addition, on each Distribution Date as to which there is a Group 2 Net WAC Shortfall Amount with respect to Loan Group 2 payable to the Class 2-A Certificates, the Trustee shall deposit the amounts distributable pursuant to clause (vi) of Section 4.01(m) into the Group 2 Net WAC Shortfall Reserve Fund, and the Trustee has been directed by the Holders of the Class 2-C Certificates to distribute amounts then on deposit in the Group 2 Net WAC Shortfall Reserve Fund to the

Holders of the Class 2-A Certificates in respect of the Net WAC Shortfall Amount with respect to Loan Group 2 in the priority set forth in clause (vi) of Section 4.01(m). Any amount paid to the Holders of any Class 2-A Certificates pursuant to the preceding sentence in respect of Net WAC Shortfall Amounts from amounts distributable pursuant to clause (vi) of Section 4.01(m) shall be treated as distributed to the Holders of the Class 2-C Certificates in respect of the Class 2-C Certificates and paid by such Holders to the Holders of such Class 2-A Certificates. Any payments to the Holders of the Class 2-A Certificates in respect of Net WAC Shortfall Amounts, whether pursuant to the second preceding sentence or pursuant to Section 4.01(o)(iii), shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Code Section 860G(a)(1).

(b) The Group 2 Net WAC Shortfall Reserve Fund is an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any REMIC. The Trustee on behalf of the Trust shall be the nominal owner of the Group 2 Net WAC Shortfall Reserve Fund. The Holders of the Class 2-C Certificates shall be the beneficial owners of the Group 2 Net WAC Shortfall Reserve Fund, in each case subject to the power of the Trustee to transfer amounts under Section 4.01. Amounts in the Group 2 Net WAC Shortfall Reserve Fund shall, at the written direction of the Holders of the Class 2-C Certificates, be invested in Permitted Investments that mature no later than the Business Day prior to the next succeeding Distribution Date. In the absence of such written direction, all funds in the Group 2 Net WAC Shortfall Reserve Fund shall remain uninvested. All net income and gain from such investments shall be distributed to the Holders of the Class 2-C Certificates, pro rata, not as a distribution in respect of any interest in any REMIC, on each such Distribution Date. All amounts earned on amounts on deposit in the Group 2 Net WAC Shortfall Reserve Fund shall be taxable to the Holders of the Class 2-C Certificates. Any losses on such investments shall be deposited in the Group 2 Net WAC Shortfall Reserve Fund by the Holders of the Class 2-C Certificates, pro rata, out of their own funds immediately as realized.

Section 4.09. Group 1 Supplemental Interest Trust.

(i) As of the Closing Date, the Trustee, as Group 1 Supplemental Interest Trust Trustee, is directed to enter into the Group 1 Interest Rate Swap Agreement and the Group 1 Cap Contracts and shall establish and maintain in the name of the Group 1 Supplemental Interest Trust Trustee, the Group 1 Supplemental Interest Trust for the benefit of the Group 1 Swap Provider and the Holders of the Class 1-A, Class 1-M, Class 1-B and Class 1-C Certificates. The Group 1 Supplemental Interest Trust shall hold the Group 1 Interest Rate Swap Agreement, the Class 1-IO Interest, the Group 1 Cap Contracts and the Group 1 Derivative Account. The Trustee shall establish an Eligible Account (the “Group 1 Derivative Account”) into which the Depositor shall deposit $1,000 on the Closing Date. Funds on deposit in the Group 1 Derivative Account shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee or held pursuant to this Agreement.

(ii) On each Distribution Date, the Trustee shall deposit into the Group 1 Derivative Account amounts distributable to the Group 1 Supplemental Interest Trust pursuant to Sections 4.01(a) (sixth paragraph) and 4.01(l)(ix) of this Agreement. In addition, the Trustee shall deposit into the Group 1 Derivative Account for payment to the Group 1 Swap Provider the Group 1 Swap Optional Termination Payment (which shall include any related Net Swap Payment payable to the Group 1 Swap Provider) payable under Section 9.01. On each Distribution Date, the Trustee shall distribute any such amounts to the Group 1 Swap Provider pursuant to the Group 1 Interest Rate Swap Agreement, first to pay any related Net Swap Payment owed to the Group 1 Swap Provider for such Distribution Date or remaining unpaid from prior Distribution Dates, and second to pay any related Swap Termination Payment owed to the Group 1 Swap Provider for such Distribution Date or remaining unpaid from prior Distribution Dates.

(iii) On each Distribution Date, the Trustee, as Group 1 Supplemental Interest Trust Trustee, shall deposit into the Group 1 Derivative Account amounts received by the Group 1 Supplemental Interest Trust under the Group 1 Interest Rate Swap Agreement from the Group 1 Swap Provider and under the Group 1 Cap Contracts from the Group 1 Cap Counterparties. On each Distribution Date, the Trustee shall, and the Trustee has been directed by the Holders of the Class 1-C Certificates to, distribute from the Group 1 Derivative Account an amount equal to the amount of any related Net Swap Payment or Swap Termination Payment received from the Group 1 Swap Provider under the Group 1 Interest Rate Swap Agreement and payments received from the Group 1 Cap Counterparties under the Group 1 Cap Contracts, in the following order of priority:

(a) first, an amount equal to the aggregate amount required under Section 4.01(n) to be distributed on such Distribution Date, to the related Class 1-A, Class 1-M and Class 1-B Certificateholders in accordance with Section 4.01(n) of this Agreement, and

(b) second, any remainder, to the Holder of the Class 1-C Certificates.

(iv) The Group 1 Supplemental Interest Trust constitutes an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h) and shall not be an asset of any REMIC. The Holders of the Class 1-C Certificates shall be the beneficial owner of the Group 1 Supplemental Interest Trust, subject to the power of the Trustee to transfer amounts under this Agreement. The Trustee shall keep records that accurately reflect the funds on deposit in the Group 1 Derivative Account. The Trustee shall, at the written direction of the Holders of the Class 1-C Certificates, invest amounts on deposit in the Group 1 Supplemental Interest Trust in Permitted Investments that mature no later than the Business Day prior to the next succeeding Distribution Date. In the absence of such written direction, all funds in the Group 1 Supplemental Interest Trust shall remain uninvested. On each Distribution Date, the Trustee shall distribute not as a distribution in respect of any interest in any REMIC, any income or gain earned on the invested assets in the Group 1 Supplemental Interest Trust to the Holders of the Class 1-C Certificates, on a pro rata basis. All amounts earned on amounts on deposit in the Group 1 Supplemental Interest Trust shall be taxable to the Holders of the Class 1-C Certificates. Any losses on such investments shall be deposited in the Group 1 Supplemental Interest Trust by the Holders of the Class 1-C Certificates, pro rata, out of their own funds immediately as realized.

(v) For federal income tax purposes, amounts paid to the Group 1 Supplemental Interest Trust on each Distribution Date pursuant to Section 4.01(a) (first and second sentences of the sixth paragraph) for payment to the Group 1 Swap Provider with respect to the Group 1 Interest Rate Swap Agreement shall first be deemed to be paid to the Group 1 Supplemental

Interest Trust in respect of the Class 1-IO Interest to the extent of the amount distributable on such Class 1-IO Interest on such Distribution Date, and shall then be deemed to be paid to the Group 1 Supplemental Interest Trust in respect of a Group 1 Class IO Distribution Amount as described below.

(vi) The Trustee shall treat the Holders of the Class 1-A, Class 1-M and Class 1-B Certificates as having entered into a notional principal contract with respect to the Holders of the Class 1-C Certificates. Pursuant to each such notional principal contract, all Holders of the Class 1-A, Class 1-M and Class 1-B Certificates shall be treated as having agreed to pay, on each Distribution Date, to the Holder of the Class 1-C Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the REMIC 4 Regular Interest corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a “Group 1 Class IO Distribution Amount”). A Group 1 Class IO Distribution Amount payable from interest collections shall be allocated pro rata among such Certificates based on the excess of, with respect to each such Certificate, (i) the amount of interest otherwise payable to the REMIC 4 Regular Interest relating to such Certificate over (ii) the amount of interest payable to such Certificate at a per annum rate equal to the related Net WAC Rate, and a Group 1 Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of the Class 1-A, Class 1-M, Class 1-B and Class 1-C Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holder of the Class 1-C Certificates shall be treated as having agreed to pay to the Holders of the Class 1-A, Class 1-M and Class 1-B Certificates (a) any Net WAC Shortfall Amounts with respect to Loan Group 1, in accordance with the terms of this Agreement, and (b) any other amounts representing the excess, if any, of the amount of interest payable to such Certificates over the amount of interest payable to the REMIC 4 Regular Interest relating to such Certificate, in each case, on the related Distribution Date, from the amounts deemed distributed to the Group 1 Supplemental Interest Trust in respect of the Class 1-IO Interest in accordance with paragraph (v) above. Any payments to the Class 1-A, Class 1-M, Class 1-B and Class 1-C Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Section 860G(a)(1) of the Code. However, any payment from the Class 1-A, Class 1-M and Class 1-B Certificates of a Group 1 Class IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such Certificates in respect of their interests in REMIC 4 and as having been paid by such Holders to the Holders of the Class 1-C Certificates pursuant to the notional principal contract. Thus, each Class 1-A, Class 1-M, Class 1-B and Class 1-C Certificate shall be treated as representing not only ownership of a Regular Interest in REMIC 4, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

(vii) (a) Upon designation of an early termination date with respect to a Group 1 Derivative Contract other than in connection with a Group 1 Optional Termination, the Trustee, as Group 1 Supplemental Interest Trust Trustee, at the written direction of the Depositor will use reasonable efforts to appoint a successor derivative counterparty to enter into a new derivative contract on terms substantially similar to such Group 1 Derivative Contract with a derivative counterparty meeting all applicable eligibility requirements. The Trustee, as Group 1 Supplemental Interest Trust Trustee will apply any Group 1 Derivative Termination Payment received from the original derivative counterparty in connection with the early termination of such Group 1 Derivative Contract to the upfront payment required to appoint the successor derivative counterparty.

If a successor derivative counterparty is not appointed within 30 days of such early termination, then the Trustee, as Group 1 Supplemental Interest Trust Trustee will deposit any Group 1 Derivative Termination Payment received from the original derivative counterparty in connection with the early termination of such Group 1 Derivative Contract into a separate, non-interest bearing reserve account and will, on each subsequent Distribution Date, withdraw from the amount then remaining on deposit in such reserve account an amount equal to the payment, if any, that would have been paid to the Group 1 Supplemental Interest Trust Trustee by the original derivative counterparty calculated in accordance with the terms of the related Group 1 Derivative Contract, and distribute such amount in accordance with the terms of this Agreement.

(b) In the event that the derivative counterparty under a Group 1 Derivative Contract fails to perform any of its obligations under such Group 1 Derivative Contract (including, without limitation, its obligation to make any payment or transfer collateral), or breaches any of its representations and warranties thereunder, or in the event that any Event of Default, Termination Event, or Additional Termination Event (each as defined in the related Group 1 Derivative Contract) occurs with respect to such Group 1 Derivative Contract, the Trustee, as Group 1 Supplemental Interest Trust Trustee shall, promptly following actual notice of such failure, breach or event, notify the Depositor and send any notices and make any demands, on behalf of the Group 1 Supplemental Interest Trust, required to enforce the rights of the Group 1 Supplemental Interest Trust under such Group 1 Derivative Contract.

In the event that a derivative counterparty’s obligations are guaranteed by a third party under a guaranty relating to a Group 1 Derivative Contract (such guaranty a “Group 1 Guaranty” and such third party a “Group 1 Guarantor”), then to the extent that derivative counterparty fails to make any payment by the close of business on the day it is required to make payment under the terms of such Group 1 Derivative Contract, the Trustee, as Group 1 Supplemental Interest Trust Trustee shall, promptly following actual notice of derivative counterparty’s failure to pay, demand that such Group 1 Guarantor make any and all payments then required to be made by such Group 1 Guarantor pursuant to such Group 1 Guaranty; provided that Trustee, as Group 1 Supplemental Interest Trust Trustee shall in no event be liable for any failure or delay in the performance by such Group 1 Guarantor of its obligations hereunder or pursuant to such Group 1 Derivative Contract and the Group 1 Guaranty, nor for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) in connection therewith.

Section 4.10. Group 2 Supplemental Interest Trust.

(i) As of the Closing Date, the Trustee, as Group 2 Supplemental Interest Trust Trustee, is directed to enter into the Group 2 Interest Rate Swap Agreement and the Group 2 Cap Contract and shall establish and maintain in the name of the Group 2 Supplemental Interest Trust Trustee, the Group 2 Supplemental Interest Trust for the benefit of the Group 2 Swap Provider and the Holders of the Class 2-A Certificates and Class 2-C Certificates. The Group 2 Supplemental Interest Trust shall hold the Group 2 Interest Rate Swap Agreement, the Class 2-IO Interests, the Group 2 Cap Contract and the Group 2 Derivative Account. The Trustee shall establish an Eligible Account (the “Group 2 Derivative Account”) into which the Depositor shall deposit $1,000 on the Closing Date. Funds on deposit in the Group 2 Derivative Account shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee or held pursuant to this Agreement.

(ii) On each Distribution Date, the Trustee shall deposit into the Group 2 Derivative Account amounts distributable to the Group 2 Supplemental Interest Trust pursuant to Sections 4.01(a) (sixth paragraph) and 4.01(m)(viii) of this Agreement. In addition, the Trustee shall deposit into the Group 2 Derivative Account for payment to the Group 2 Swap Provider the Group 2 Swap Optional Termination Payment (which shall include any related Net Swap Payment payable to the Group 2 Swap Provider) payable under Section 9.01. On each Distribution Date, the Trustee shall distribute any such amounts to the Group 2 Swap Provider pursuant to the Group 2 Interest Rate Swap Agreement, first to pay any related Net Swap Payment owed to the Group 2 Swap Provider for such Distribution Date or remaining unpaid from prior Distribution Dates, and second to pay any related Swap Termination Payment owed to the Group 2 Swap Provider for such Distribution Date or remaining unpaid from prior Distribution Dates.

(iii) On each Distribution Date, the Trustee, as Group 2 Supplemental Interest Trust Trustee, shall deposit into the Group 2 Derivative Account amounts received by the Group 2 Supplemental Interest Trust under the Group 2 Interest Rate Swap Agreement from the Group 2 Swap Provider and under the Group 2 Cap Contract from the Group 2 Cap Counterparty. On each Distribution Date, the Trustee shall, and the Trustee has been directed by the Holders of the Class 2-C Certificates to, distribute from the Group 2 Derivative Account an amount equal to the amount of any related Net Swap Payment received from the Group 2 Swap Provider under the Group 2 Interest Rate Swap Agreement and payment received from the Group 2 Cap Counterparty under the Group 2 Cap Contract, in the following order of priority:

(a) first, an amount equal to the aggregate amount required under Section 4.01(o) to be distributed on such Distribution Date, to the Class 2-A Certificateholders in accordance with Section 4.01(o) of this Agreement, and

(b) second, any remainder, to the Holder of the Class 2-C Certificates.

(iv) The Group 2 Supplemental Interest Trust constitutes an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h) and shall not be an asset of any REMIC. The Holders of the Class 2-C Certificates shall be the beneficial owner of the Group 2 Supplemental Interest Trust, subject to the power of the Trustee to transfer amounts under this Agreement. The Trustee shall keep records that accurately reflect the funds on deposit in the Group 2 Derivative Account. The Trustee shall, at the written direction of the Holders of the Class 2-C Certificates, invest amounts on deposit in the Group 2 Supplemental Interest Trust in Permitted Investments that mature no later than the Business Day prior to the next succeeding Distribution Date. In the absence of such written direction, all funds in the Group 2 Supplemental Interest Trust shall remain uninvested. On each Distribution Date, the Trustee shall distribute, not as a distribution in respect of any interest in any REMIC, any income or gain earned on the invested assets in the Group 2 Supplemental Interest Trust to the Holders of the Class 2-C Certificates, pro rata. All amounts earned on amounts on deposit in the Group 2

Supplemental Interest Trust shall be taxable to the Holders of the Class 2-C Certificates. Any losses on such investments shall be deposited in the Group 2 Supplemental Interest Trust by the Holders of the Class 2-C Certificates, pro rata, out of their own funds immediately as realized.

(v) For federal income tax purposes, amounts paid to the Group 2 Supplemental Interest Trust on each Distribution Date pursuant to Section 4.01(a) (first and second sentences of the sixth paragraph) for payment to the Group 2 Swap Provider with respect to the Group 2 Interest Rate Swap Agreement shall first be deemed to be paid to the Group 2 Supplemental Interest Trust in respect of the Class 2-IO Interest to the extent of the amount distributable on such Class 2-IO Interest on such Distribution Date, and shall then be deemed to be paid to the Group 2 Supplemental Interest Trust in respect of a Group 2 Class IO Distribution Amount as described below.

(vi) The Trustee shall treat the Holders of the Class 2-A Certificates as having entered into a notional principal contract with respect to the Holders of the Class 2-C Certificates. Pursuant to each such notional principal contract, all Holders of the Class 2-A Certificates shall be treated as having agreed to pay, on each Distribution Date, to the Holder of the Class 2-C Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the REMIC 4 Regular Interest corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a “Group 2 Class IO Distribution Amount”). A Group 2 Class IO Distribution Amount payable from interest collections shall be allocated pro rata among such Certificates based on the excess of, with respect to each such Certificate, (i) the amount of interest otherwise payable to the REMIC 4 Regular Interest relating to such Certificate over (ii) the amount of interest payable to such Certificate at a per annum rate equal to the related Net WAC Rate, and a Group 2 Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of the Class 2-A Certificates and Class 2-C Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holder of the Class 2-C Certificates shall be treated as having agreed to pay to the Holders of the Class 2-A Certificates (a) any Net WAC Shortfall Amounts with respect to Loan Group 2, in accordance with the terms of this Agreement, and (b) any other amounts representing the excess, if any, of the amount of interest payable to such Certificates over the amount of interest payable to the REMIC 4 Regular Interest relating to such Certificate, in each case, on the related Distribution Date, from the amounts deemed distributed to the Group 2 Supplemental Interest Trust in respect of the Class 2-IO Interest in accordance with paragraph (v) above. Any payments to the Class 2-A Certificates and Class 2-C Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a Regular Interest in a REMIC within the meaning of Section 860G(a)(1) of the Code. However, any payment from the Class 2-A Certificates of a Group 2 Class IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such Certificates in respect of their interests in REMIC 4 and as having been paid by such Holders to the Holders of the Class 2-C Certificates pursuant to the notional principal contract. Thus, each Class 2-A Certificate and Class 2-C Certificate shall be treated as representing not only ownership of a Regular Interest in REMIC 4, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

(vii) (a) Upon designation of an early termination date with respect to a Group 2 Derivative Contract other than in connection with a Group 2 Optional Termination, the Trustee, as Group 2 Supplemental Interest Trust Trustee, at the written direction of the Depositor or the Certificate Insurer will use reasonable efforts to appoint a successor derivative counterparty to enter into a new derivative contract on terms substantially similar to such Group 2 Derivative Contract with a derivative counterparty meeting all applicable eligibility requirements. The Trustee, as Group 2 Supplemental Interest Trust Trustee will apply any Group 2 Derivative Termination Payment received from the original derivative counterparty in connection with the early termination of such Group 2 Derivative Contract to the upfront payment required to appoint the successor derivative counterparty.

If a successor derivative counterparty is not appointed within 30 days of such early termination, then the Trustee, as Group 2 Supplemental Interest Trust Trustee will deposit any Group 2 Derivative Termination Payment received from the original derivative counterparty in connection with the early termination of such Group 2 Derivative Contract into a separate, non-interest bearing reserve account and will, on each subsequent Distribution Date, withdraw from the amount then remaining on deposit in such reserve account an amount equal to the payment, if any, that would have been paid to the Group 2 Supplemental Interest Trust Trustee by the original derivative counterparty calculated in accordance with the terms of the related Group 2 Derivative Contract, and distribute such amount in accordance with the terms of this Agreement.

(b) In the event that the derivative counterparty under a Group 2 Derivative Contract fails to perform any of its obligations under such Group 2 Derivative Contract (including, without limitation, its obligation to make any payment or transfer collateral), or breaches any of its representations and warranties thereunder, or in the event that any Event of Default, Termination Event, or Additional Termination Event (each as defined in the related Group 2 Derivative Contract) occurs with respect to such Group 2 Derivative Contract, the Trustee, as Group 2 Supplemental Interest Trust Trustee shall, promptly following actual notice of such failure, breach or event, notify the Depositor and send any notices and make any demands, on behalf of the Group 2 Supplemental Interest Trust, required to enforce the rights of the Group 2 Supplemental Interest Trust under such Group 2 Derivative Contract.

In the event that a derivative counterparty’s obligations are guaranteed by a third party under a guaranty relating to a Group 2 Derivative Contract (such guaranty a “Group 2 Guaranty” and such third party a “Group 2 Guarantor”), then to the extent that derivative counterparty fails to make any payment by the close of business on the day it is required to make payment under the terms of such Group 2 Derivative Contract, the Trustee, as Group 2 Supplemental Interest Trust Trustee shall, promptly following actual notice of derivative counterparty’s failure to pay, demand that such Group 2 Guarantor make any and all payments then required to be made by such Group 2 Guarantor pursuant to such Group 2 Guaranty; provided that Trustee, as Group 2 Supplemental Interest Trust Trustee shall in no event be liable for any failure or delay in the performance by such Group 2 Guarantor of its obligations hereunder or pursuant to such Group 2 Derivative Contract and the Group 2 Guaranty, nor for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) in connection therewith.

Section 4.11. Tax Treatment of Class IO Distribution Amounts in the Event of Resecuritization of Class 1-A, Class 2-A, Class 1-M or Class 1-B Certificates.

In the event that any Class 1-A, Class 2-A, Class 1-M or Class 1-B Certificate is resecuritized in a REMIC (the “Resecuritization REMIC”), for federal income tax purposes, (i) payments on the REMIC 4 Regular Interest corresponding to such Class 1-A, Class 2-A, Class 1-M or Class 1-B Certificate shall, for the avoidance of doubt, be deemed to include the related Class IO Distribution Amount, and (ii) to the extent provided in the operative documents for the Resecuritization REMIC, (a) payments on the “regular interests” issued by the Resecuritization REMIC shall be deemed to include in the aggregate such Class IO Distribution Amount, and (b) such Class IO Distribution Amount shall be deemed paid to the Holder of the related Class C Certificates pursuant to a notional principal contract entered into by the holders of one or more “regular interests” issued by the Resecuritization REMIC (“Resecuritization Holders”) and the Holder of the related Class C Certificates. In such event, Class IO Distribution Amounts deemed paid by Resecuritization Holders under clause (b) of the immediately preceding sentence shall be paid on behalf of such holders pursuant to Section 4.10(ii) and Section 4.11(ii) hereof, as applicable.

Section 4.12. [The Certificate Guaranty Insurance Policy

(i) If the Trustee determines that an Insured Amount to be covered by the Certificate Guaranty Insurance Policy will exist for the related Distribution Date, the Trustee shall complete the notice in the form of Exhibit A to the Certificate Guaranty Insurance Policy (the “Notice”) and submit such Notice in accordance with the Certificate Guaranty Insurance Policy to the Certificate Insurer no later than 12:00 P.M., New York City time, on the second Business Day immediately preceding such Distribution Date, as a claim for the amount of such Insured Amount.

(ii) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the [            ] Certificates over which the Trustee shall have the exclusive control and sole right of withdrawal. Upon receipt of an Insured Amount from the Certificate Insurer on behalf of the Holders of the [            ] Certificates, [as the case may be,] the Trustee shall deposit such Insured Amount in the Insurance Account and distribute such amount only for purposes of payment to the [            ] Certificates, [as the case may be], of the Insured Amount for which a claim was made. Any such Insured Amount may not be applied to satisfy any costs, expenses or liabilities of the Seller, the Depositor, the Trustee or the Trust Fund or to pay any other Class of Certificates. Amounts paid under the Certificate Guaranty Insurance Policy, to the extent needed to pay the Insured Amount, shall be disbursed by the Trustee to the Holders of the [            ] Certificates, [as the case may be]. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay other distributions to the Holders of the [            ] Certificates, [as the case may be,] with other funds available to make such payment. However, the amount of any payment of principal or of interest on the [            ] Certificates, [as the case may be,] to be paid from funds transferred from the Insurance Account shall be noted as provided in paragraph (d) below and in the statement to be furnished to Holders of the [            ] Certificates, [as the case may be,] pursuant to Section 4.02. Funds held in the Insurance Account shall not be invested. Any funds remaining in the Insurance Account on the first Business Day following the later of (i) the related Distribution Date or (ii) the date received by the Trustee, shall be returned to the Certificate Insurer pursuant to the written instructions of the Certificate Insurer by the end of such Business Day.

(iii) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of the [                    ] Certificates, [as the case may be,] from moneys received under the Certificate Guaranty Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day’s prior notice to the Trustee.

(iv) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Insured Amount has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Certificate Guaranty Insurance Policy to obtain payment by the Certificate Insurer of such Preference Amount in the amount of such voided Insured Amount, and shall, at the time it provides notice to the Certificate Insurer, notify, by mail the Holders of the [                    ] Certificates, [as the case may be,] that, in the event any Holder’s Insured Amount is so recovered, such Holder of a [                    ] Certificate, [as the case may be,] will be entitled to payment pursuant to the Certificate Guaranty Insurance Policy, a copy of which shall be made available through the Trustee or the Certificate Insurer, and the Trustee shall furnish to the Certificate Insurer, its records evidencing the payments which have been made by the Trustee and subsequently recovered from the Holders of the [                    ] Certificates, [as the case may be,] and dates on which such payments were made.

(v) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a “Preference Claim”) of any distribution made with respect to the [                    ] Certificates, [as the case may be]. Each Holder of a Class 1-AM Certificate or Class 2-A Certificate, by its purchase of such [                    ] Certificate, the Depositor and the Trustee agree that the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Holder of a [                    ] Certificate and the Trustee hereby delegates and assigns to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Trustee and each Holder of a [                    ] Certificate in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

(vi) The Trustee shall, upon retirement of the [                    ] Certificates, furnish to the Certificate Insurer a notice of such retirement, and, upon retirement of the [                    ] Certificates and the expiration of the term of the Certificate Guaranty Insurance Policy, surrender the Certificate Guaranty Insurance Policy to the Certificate Insurer for cancellation.

(vii) The Trustee will hold the Certificate Guaranty Insurance Policy in trust as agent for the Holders of the [                    ] Certificates for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Certificate Guaranty Insurance Policy nor the amounts paid on the Certificate Guaranty Insurance Policy will constitute part of the Trust Fund created by this Agreement. Each Holder of the [                    ] Certificates, by accepting its [                    ] Certificates, respectively, appoints the Trustee as attorney in fact for the purpose of making claims on the Certificate Guaranty Insurance Policy.

(viii) Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the [                    ] Certificates, [as the case may be,] which is made with moneys received pursuant to the terms of the Certificate Guaranty Insurance Policy shall not be considered payment of the [                    ] Certificates, [as the case may be,] from the Trust Fund. The Depositor and the Trustee acknowledge, and each Holder by its acceptance of a [                    ] Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor or the Trustee (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the [                    ] Certificates to the Holders of such [                    ] Certificates, the Certificate Insurer will be fully subrogated to, and each Holder of a [                    ] Certificate, [as the case may be,] and the Trustee hereby delegates and assigns to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund, including, without limitation, any amounts due to the Holders of the [                    ] Certificates, [as the case may be,] in respect of securities law violations arising from the offer and sale of the [                    ] Certificates, [as the case may be,] and (b) the Certificate Insurer shall be paid such amounts from the sources and in the manner provided herein for the payment of such amounts and as provided in this Agreement. The Trustee shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer’s rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

(ix) By accepting its [                    ] Certificate, each Holder of a [                    ] Certificate agrees that, unless a Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the Holder of the [                    ] Certificate for all purposes (other than with respect to the receipt of payment on the [                    ] Certificates) and shall have the right to exercise all rights (including, without limitation, voting rights) of the Holders of the [                    ] Certificates under this Agreement without any further consent of the Holders of the [                    ] Certificates. All notices, statement reports, certificates or opinions required by this Agreement to be sent to any Holders of [                    ] Certificates shall also be sent to the Certificate Insurer.]

Section 4.13. Collateral Accounts

(i) The Trustee, as Group 1 Supplemental Interest Trust Trustee is hereby directed to perform the obligations of the Custodian as defined under the Group 1 Credit Support Annexes (“Group 1 Custodian”).

The Group 1 Custodian shall establish Group 1 Collateral Account. The Group 1 Collateral Account shall be held in the name of the Group 1 Custodian in trust for the benefit of the Holders of the Class 1-A, Class 1-M and Class 1-B Certificates. The Group 1 Collateral Account must be an Eligible Account segregated from the Certificate Account and any other moneys of the Trustee held pursuant to this Agreement and shall be entitled “[                    ], Mortgage Pass-Through Certificates, Series [            ], Group 1 Collateral Account, Group 1 Supplemental Interest Trust Trustee, as Group 1 Custodian for the benefit of holders of the Class 1-A, Class 1-M and Class 1-B Certificates.”

The Group 1 Custodian shall credit to the Group 1 Collateral Account all collateral (whether in the form of cash or securities) posted by [CAP/SWAP COUNTERPARTY] to secure the obligations of [CAP/SWAP COUNTERPARTY] in accordance with the terms of the related Group 1 Credit Support Annex. The Group 1 Custodian shall maintain and apply all collateral and earnings thereon on deposit in the Group 1 Collateral Account in accordance with the related Group 1 Credit Support Annex.

Cash collateral posted by [CAP/SWAP COUNTERPARTY] in accordance with the related Group 1 Credit Support Annex shall be invested at the written direction of [CAP/SWAP COUNTERPARTY] in Permitted Investments in accordance with the requirements of the related Group 1 Credit Support Annex. All amounts earned on amounts on deposit in the Group 1 Collateral Account (whether cash collateral or securities) shall be for the account of and taxable to [CAP/SWAP COUNTERPARTY] The Trustee shall not be liable for the selection of investments or investment losses incurred thereon.

Upon the occurrence of an Event of Default or Specified Condition (each as defined in the Group 1 Schedule) with respect to [CAP/SWAP COUNTERPARTY] or upon occurrence or designation of an Early Termination Date (as defined in the Group 1 Schedule) as a result of any such Event of Default or Specified Condition with respect to [CAP/SWAP COUNTERPARTY], and, in either such case, unless [CAP/SWAP COUNTERPARTY] has paid in full all of its Obligations (as defined in the related Group 1 Credit Support Annex) that are then due, then any collateral posted by [CAP/SWAP COUNTERPARTY] in accordance with the related Group 1 Credit Support Annex, shall be applied by the Group 1 Custodian to the payment of any Obligations due to Party B (as defined in the related Group 1 Credit Support Annex) in accordance with the related Group 1 Credit Support Annex. Any excess collateral posted by [CAP/SWAP COUNTERPARTY] in accordance with the related Group 1 Credit Support Annex and remaining after payment of all amounts owing to Party B shall be withdrawn from the Group 1 Collateral Account and paid to [CAP/SWAP COUNTERPARTY] in accordance with the related Group 1 Credit Support Annex.

(ii) The Trustee, as Group 2 Supplemental Interest Trust Trustee is hereby directed to perform the obligations of the Custodian as defined under Group 2 Credit Support Annexes (“Group 2 Custodian”).

The Group 2 Custodian shall establish the Group 2 Collateral Account. The Group 2 Collateral Account shall be held in the name of the Group 2 Custodian in trust for the benefit of the Holders of the Class 2-A Certificates. The Group 2 Collateral Account must be an Eligible Account segregated from the Certificate Account and any other moneys of the Trustee held pursuant to this Agreement and shall be entitled “[                    ], Mortgage Pass-Through Certificates, Series [            ], Group 2 Collateral Account, Group 2 Supplemental Interest Trust Trustee, as Group 2 Custodian for the benefit of holders of the Class 2-A Certificates.”

The Group 2 Custodian shall credit to the Group 2 Collateral Account all collateral (whether in the form of cash or securities) posted by [CAP/SWAP COUNTERPARTY] to secure the obligations of [CAP/SWAP COUNTERPARTY] in accordance with the terms of the related Group 2 Credit Support Annex. The Group 2 Custodian shall maintain and apply all collateral and earnings thereon on deposit in the Group 2 Collateral Account in accordance with the related Group 2 Credit Support Annex.

Cash collateral posted by [CAP/SWAP COUNTERPARTY] in accordance with the related Group 2 Credit Support Annex shall be invested at the written direction of [CAP/SWAP COUNTERPARTY] in Permitted Investments in accordance with the requirements of the related Group 2 Credit Support Annex. All amounts earned on amounts on deposit in the Group 2 Collateral Account (whether cash collateral or securities) shall be for the account of and taxable to [CAP/SWAP COUNTERPARTY] The Trustee shall not be liable for the selection of investments or investment losses incurred thereon.

Upon the occurrence of an Event of Default or Specified Condition (each as defined in the Group 2 Schedule) with respect to [CAP/SWAP COUNTERPARTY] or upon occurrence or designation of an Early Termination Date (as defined in the Group 2 Schedule) as a result of any such Event of Default or Specified Condition with respect to [CAP/SWAP COUNTERPARTY], and, in either such case, unless [CAP/SWAP COUNTERPARTY] has paid in full all of its Obligations (as defined in the related Group 2 Credit Support Annex) that are then due, then any collateral posted by [CAP/SWAP COUNTERPARTY] in accordance with the related Group 2 Credit Support Annex, shall be applied by the Group 2 Custodian to the payment of any Obligations due to Party B (as defined in the related Group 2 Credit Support Annex) in accordance with the related Group 2 Credit Support Annex. Any excess collateral posted by [CAP/SWAP COUNTERPARTY] in accordance with the related Group 2 Credit Support Annex and remaining after payment of all amounts owing to Party B shall be withdrawn from the Group 2 Collateral Account and paid to [CAP/SWAP COUNTERPARTY] in accordance with the related Group 2 Credit Support Annex.

Section 4.14. Class M Interest Reserve Fund.

(a) The Trustee shall establish and maintain in its name, in trust for the benefit of Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, the Class M Interest Reserve Fund, which shall be a segregated non-interest bearing trust account. On the Closing

Date, the Depositor shall deposit into the Class M Interest Reserve Fund an amount equal to the sum of the Class 1-M-4 Interest Reserve Fund Amount, the Class 1-M-5 Interest Reserve Fund Amount, the Class 1-M-6 Interest Reserve Fund Amount and the Class 1-M-7 Interest Reserve Fund Amount. The Depositor will have no obligation to contribute additional amounts to the Class M Interest Reserve Fund after the Closing Date. The Class M Interest Reserve Fund will not receive any amounts from any Net Monthly Excess Cashflow.

On each Distribution Date as to which there is a Net WAC Shortfall Amount payable to any of the Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates, the Trustee shall withdraw an amount equal to such Net WAC Shortfall Amount (provided, however, that such amount shall not exceed the related Interest Reserve Fund Amount) and distribute such amounts to the Holders of the Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates in respect of any Net WAC Shortfall Amount for such class(es) in accordance with the fourth paragraph of Section 4.01(a). Any amount paid to the Holders of any Class 1-M-4, Class 1-M-5, Class 1-M-6 and Class 1-M-7 Certificates pursuant to the preceding sentence in respect of Net WAC Shortfall Amounts shall not be a payment with respect to a Regular Interest in a REMIC within the meaning of Section 860G(a)(1) of the Code. The Trustee shall not be liable for the selection of investments or investment losses incurred thereon.

(b) The Class M Interest Reserve Fund is an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any REMIC. The Depositor shall be the beneficial owner of the Class M Interest Reserve Fund, subject to the power of the Trustee to transfer amounts under Section 4.01. Amounts in the Class M Interest Reserve Fund shall, at the written direction of the Depositor, be invested in Permitted Investments that mature no later than the Business Day prior to the next succeeding Distribution Date. In the absence of such written direction, all funds in the Class M Interest Reserve Fund shall remain uninvested. All net income and gain from such investments shall be distributed to the Depositor, not as a distribution in respect of any interest in any REMIC, on each such Distribution Date. All amounts earned on amounts on deposit in the Class M Interest Reserve Fund shall be taxable to the Depositor. Any losses on such investments shall be refunded to the Class M Interest Reserve Fund by the Depositor out of its own funds immediately as realized. If any amounts remain in the Class M Interest Reserve Fund at the termination of the Trust Fund, they will be remitted to the Depositor.

ARTICLE V

THE CERTIFICATES

Section 5.01. The Certificates.

(a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A and B-1 through B-4. The Certificates will be issuable in registered form only. The Certificates (other than the Class P, Class C and Class R Certificates) will be issued in minimum denominations of $[25,000] Initial Certificate Principal Balance and integral multiples of $[1] in excess thereof. The Class C Certificates will be issued in minimum denominations of $[    ] Initial Notional Amount and integral multiples of $[    ] in excess thereof. The Class P Certificates and the Class R Certificates will each be issuable in minimum denominations of any Percentage Interest representing [10.00]% and multiples of [0.01]% in excess thereof.

Upon original issue, the Certificates shall, upon the written request of the Depositor executed by an officer of the Depositor, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at the time they signed the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.

(b) The Class A Certificates and the Subordinate Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of such Book-Entry Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures. The Trustee shall not be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Book-Entry Certificates, and the Trustee shall have no liability for transfers of

Ownership Interests in the Book Entry Certificates made through the book-entry facilities of the Depositary or between or among Depositary Participants or Certificate Owners, made in violation of the applicable restrictions.

The Trustee, the Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

If (i) (A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall, at the expense of the Depositor, issue the Definitive Certificates. Neither the Depositor, the Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates the Trustee and the Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) Each Certificate is intended to be a “security” governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02. Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

(b) Except as provided in Section 5.02(c), no transfer, sale, pledge or other disposition of a Class P, Class C or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class P, Class C or Class R Certificate is to be made under this Section 5.02(b), (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit G-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit G-2 hereto, each acceptable to and in form and substance satisfactory to the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

No transfer of any Class C Certificate shall be made unless the proposed transferee of such Class C Certificate (1) provides to the Trustee the appropriate tax certification forms that would eliminate any withholding or deduction for taxes from amounts payable by the related Swap Provider, pursuant to the related Interest Rate Swap Agreement, and by the related Cap Counterparty, pursuant to the related Cap Contracts, to the related Supplemental Interest Trust (i.e., IRS Form W-9 or IRS Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as applicable (or any successor form thereto), together with any applicable attachments) and (2) agrees to update such forms (i) upon expiration of any such forms, (ii) as required under then applicable U.S. Treasury regulations and (iii) promptly upon learning that such forms have become obsolete or incorrect, each as a condition to such transfer. In addition, no transfer of any Class C Certificate shall be made if such transfer would cause the related Supplemental Interest Trust to be beneficially owned by two or more persons for federal income tax purposes, or continue to be so treated, unless (i) each proposed transferee of such Class C Certificate complies with the foregoing conditions, and (ii) the proposed majority holder of the Class C Certificates (or each holder, if there is or would be no majority holder) (A) provides, or causes to be provided, on behalf of the related Supplemental Interest Trust, if applicable, to the Trustee, the appropriate tax certification forms that would be required from the related Supplemental Interest Trust to eliminate any withholding or deduction for taxes from amounts payable by the related Swap Provider, pursuant to the related Interest Rate Swap Agreement, and by the related Cap Counterparty, pursuant to the related Cap Contracts, to the related Supplemental Interest Trust (i.e., IRS Form W-9 or IRS Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as applicable (or any successor form thereto), together with any applicable attachments) and (B) agrees to update such forms (x) upon expiration of any such forms, (y) as required under then applicable U.S. Treasury regulations and (z) promptly upon learning that such forms have become obsolete or incorrect. If, under applicable U.S. Treasury regulations, such tax certification forms may only be signed by a trustee acting on behalf of the related Supplemental Interest Trust, then the

Trustee, as the related Supplemental Interest Trust Trustee, shall sign such certification forms if so directed by a Holder of the related Class C Certificates. Upon receipt of any such tax certification forms from a transferee of any Class C Certificate, the Trustee, as the related Supplemental Interest Trust Trustee, shall forward a copy of such tax certification forms provided to it to the related Swap Provider and related Cap Counterparty. Each Holder of a Class C Certificate and each transferee thereof shall be deemed to have consented to the Trustee forwarding to the related Swap Provider and related Cap Counterparties any tax certification form it has provided and updated in accordance with these transfer restrictions. Any purported sales or transfers of any Class C Certificate to a transferee which does not comply with the requirements of this paragraph shall be deemed null and void under this Agreement.

The Trustee shall not be liable for the content or truthfulness of any such tax certification forms provided to it. The Trustee shall only be required to forward any tax certification forms received by it to the related Swap Provider and related Cap Counterparties at the last known address provided to it, and shall not be liable for the receipt of such tax certification forms by the related Swap Provider or the related Cap Counterparties, nor any failure of the related Swap Provider or related Cap Counterparties to process such forms or to take any action as required under the respective related Interest Rate Swap Agreement or related Cap Contract, or under applicable law. The Trustee shall have no duty to take action to correct any misstatement or omission in any tax certification forms provided to it and forwarded to the related Swap Provider and related Cap Counterparties.

(c) Notwithstanding the requirements of Section 5.02(b), transfers of Class 1-P, Class 2-P, Class 1-C, Class 2-C and Class R Certificates may be made in accordance with this Section 5.02(c) if the prospective transferee of a Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit G-3 attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor or the Servicer, and which investment letter states that, among other things, such transferee is a “qualified institutional buyer” as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 5.02(b) hereof; provided, however, that no Transfer of any of the Class 1-P, Class 2-P, Class 1-C, Class 2-C and Class R Certificates may be made pursuant to this Section 5.02(c) by the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

Prior to the termination of a Supplemental Interest Trust, each beneficial owner of a related Offered Certificate (or a Class 1-B Certificate, if related) or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate, or interest therein, that either (i) it is not an employee benefit plan or other retirement arrangement, including an individual retirement account or Keogh plan, that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code (any of the foregoing, a “Plan”), and is not a trustee or other Person acting on behalf of any Plan, or using “plan assets” of any Plan to effect such acquisition or (ii) its acquisition and holding of the right to receive payments from the Supplemental Interest Trust is eligible for the exemptive relief available under a U.S. Department of Labor Prohibited Transaction Class Exemption or the statutory exemption under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code.

No transfer, sale, pledge or other disposition of a Class P, Class C or Class R Certificate shall be made(other than by the Depositor to an affiliate of the Depositor in accordance with Section 5.02(b)) unless the transferee shall execute a representation letter, acceptable to and in form and substance satisfactory to the Trustee, certifying to the Depositor and the Trustee the that such transferee is not a Plan and is not a trustee or other Person acting on behalf of any Plan, or using “plan assets” of any Plan to effect its acquisition of the Certificate.

If any Certificate, or any interest therein, is acquired or held by or on behalf of a Plan in violation of the provisions of this Section 5.02(c), the next preceding permitted beneficial owner will be treated as the beneficial owner of such Certificate, retroactive to the date of transfer to the purported beneficial owner. Any such purported beneficial owner whose acquisition or holding of a Certificate, or interest therein, was effected in violation of the provisions of this Section 5.02(c) shall indemnify to the extent permitted by law and hold harmless the Depositor, the Seller, the Servicer, the Underwriters and the Trustee from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(d) [Reserved]

(e) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt, of (I) an affidavit and agreement (a “Transferee Affidavit and Agreement” in the form attached hereto as Exhibit G-5) from the proposed Transferee, in form and substance satisfactory to the Trustee representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02 and agrees to be bound by them, and (II) an affidavit (a “Transferor Affidavit”), in the form attached hereto as Exhibit G-4, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Trustee representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax and that it has no knowledge that the proposed transferee is not a Permitted Transferee.

(C) Notwithstanding the delivery of a Transferee Affidavit and Agreement and a Transferor Affidavit under clause (B) above, if a Responsible Officer of the Trustee assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee or that the statements made in such Transfer Affidavit and Agreement or Transferor Affidavit are false, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit to the Trustee.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a “pass-through interest holder” within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is “a pass-through interest holder”, or is holding an Ownership Interest in a Class R Certificate on behalf of a “pass-through interest holder.”

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transferee Affidavit and Agreement in the form attached hereto as Exhibit G-5, a Transferor Affidavit of the Holder requesting such transfer in the form attached hereto as Exhibit G-4 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates other than to Permitted Transferees are prohibited.

(iii) (A) If any Person other than a Permitted Transferee shall become a Holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a Permitted Transferee under this Section 5.05(b) at the time it became a Holder all payments made on such Class R Certificate. Each Holder of a Class R Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this clause (b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Depositor to ensure that the Class R Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Class R Certificates will not cause the imposition of a tax upon the Trust or cause any such REMIC to fail to qualify as a REMIC. Neither the Trustee nor the Trustee shall be under any liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02 and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(f) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding “excess inclusions” of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record Holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

(g) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to Section 4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

(h) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Trustee. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing. In addition, with respect to each Class R Certificate, the Holder thereof may exchange, in the manner described above, such Class R Certificate for four separate Certificates, each representing such Holder’s respective Percentage Interest in the Class R-1 Interest, the Class R-2 Interest, the Class R-3 Interest and Class R-4 Interest, respectively, in each case that was evidenced by the Class R Certificate being exchanged.

(i) No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(j) All Certificates surrendered for transfer and exchange shall be canceled and retained by the Trustee in accordance with the Trustee’s standard procedures.

Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Trustee and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04. Persons Deemed Owners.

The Depositor, the Servicer, the Trustee and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

Section 5.05. Rule 144A Information.

For so long as any Class P, Class C and Class R are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Depositor will provide or cause to be provided to any Holder of such Certificates and any prospective purchaser thereof designated by such a Holder, upon the request of such Holder or prospective purchaser, the information required to be provided to such Holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Depositor shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A. The Servicer shall cooperate with the Depositor and furnish the Depositor such information in the Servicer ‘s possession as the Depositor may reasonably request.

ARTICLE VI

THE DEPOSITOR AND THE SERVICER

Section 6.01. Liability of the Depositor and the Servicer.

The Depositor and the Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor and the Servicer herein. Only the Servicer, any successor Servicer or the Trustee acting as Servicer shall be liable with respect to the servicing of the Mortgage Loans and the REO Property for actions taken by any such Person in contravention of the Servicer ‘s duties hereunder.

Section 6.02. Merger, Consolidation or Conversion of the Depositor or the Servicer.

The Depositor and the Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor or the Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

Section 6.03. Limitation on Liability of the Depositor, the Servicer and Others.

Neither the Depositor, the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer pursuant to Section 3.01 or any other Section hereof; and provided further that this provision shall not protect the Depositor, the Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates (including reasonable legal fees and disbursements of counsel), other than (a) any loss, liability or expense related to Servicer ‘s servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Servicer ‘s obligations under Section 3.01, or (b) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Servicer ‘s obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate Account.

Section 6.04. Assignment of Agreement by Servicer; Servicer Not to Resign.

The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except upon the determination that the Servicer’s duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer, without incurring unreasonable expense. Any such determination that the Servicer’s duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer, as applicable, shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, the Depositor, the Sponsor and the Servicer, as applicable. No such resignation of the Servicer shall become effective until a successor servicer appointed in accordance with the terms of this Agreement has assumed the Servicer’s responsibilities and obligations hereunder in accordance with this Agreement. The Servicer shall provide the Trustee and the Rating Agencies with 30 days’ prior written notice of its intention to resign pursuant to this Section 6.04.

ARTICLE VII

DEFAULT

Section 7.01. Events of Default.

“Event of Default”, wherever used herein, means any one of the following events:

(i) any failure by the Servicer to deposit into the Certificate Account on each Certificate Account Deposit Date the amounts required to be deposited therein (other than an Advance) under the terms of this Agreement which continues unremedied for two (2) Business Days after such amount was required to be remitted; or

(ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates or in this Agreement (including any breach of the Servicer ‘s representations and warranties pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Certificate Insurer, or to the Servicer, the Certificate Insurer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

(iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

(vi) if on any Distribution Date the Rolling Six Month Delinquency Ratio exceeds [    ]%;

(vii) if on any Distribution Date, the Cumulative Realized Loss Percentage exceeds the following percentages on any Distribution Date during the following periods:

Distribution Date Occurring During	Percentage
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%
[ ]	[	]%

(viii) the Servicer shall fail to deposit in the Certificate Account on any Certificate Account Deposit Date an amount equal to any required Advance which continues unremedied for the earlier of (a) a period of two (2) Business Days or (b) the Business Day immediately preceding the Distribution Date.

If an Event of Default described in clauses (i)—(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee, the Certificate Insurer (unless an Insurer Default has occurred and is continuing) or the Holders of Certificates entitled to at least 51% of the Voting Rights (with the consent of the Certificate Insurer), by notice in writing to the Servicer and the Swap Provider (and to the Trustee if given by such Holders of Certificates), with a copy to the Rating Agencies, may terminate all of the rights and obligations (but not the liabilities) of the Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; provided, however, that the successor to the Servicer appointed pursuant to Section 7.02 shall have accepted the duties of Servicer effective upon the resignation or termination of the Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee, as applicable, shall, by notice to the Servicer, the Certificate Insurer and the Depositor, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; provided, however, that if the Trustee, as applicable, determines (in its sole discretion) that the failure by the Servicer to make any required Advance was due to circumstances beyond its control, and the required Advance was otherwise made, the Trustee, as applicable, shall not terminate the Servicer. On or after the receipt by the Servicer of such notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise at the expense of the Servicer. The Servicer agrees to cooperate with (and pay any related costs and expenses of) the Trustee in effecting the termination of the Servicer ‘s responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or the successor Servicer for administration by it of (i) the property and amounts which are then or should be part of the Trust Fund or which thereafter become part of the Trust Fund; (ii) originals or copies of all documents of the Servicer reasonably requested by the Trustee to enable it to assume the Servicer ‘s duties thereunder; and (iii) all cash amounts which shall at the time be deposited by the Servicer or should have been deposited to the Collection or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Servicer to remit any amounts received by it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee as provided in Section 11.05 and such notice references the Certificates, the Trust Fund or this Agreement.

Section 7.02. Trustee to Act; Appointment of Successor.

Within 90 days of the time the Servicer receives a notice of termination pursuant to Section 7.01(i)—(v), the Trustee or its appointed agent shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section 2.03 and its obligations to deposit amounts in respect of losses pursuant to Section 3.12 and 4.01(r)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Servicer ‘s failure to provide information required by Section 3.17 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to charge to the Collection Account if the Servicer had continued to act hereunder. If the Trustee has become the successor to the Servicer in accordance with Section 6.04 or Section 7.02, then notwithstanding the above, if the Trustee shall be unwilling to so act, or shall be unable to so act, the Trustee may appoint, or petition a court of competent jurisdiction or appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $[10,000,000] and acceptable to the Certificate Insurer as evidenced by its prior written consent as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder. Each of the Sponsor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. In no event shall the successor Servicer be liable for the acts or omissions of the predecessor Servicer.

In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, including the Trustee if the Trustee is acting as successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS’ rules and regulations, or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor Servicer. The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this Section 7.02. The successor Servicer shall cause such assignment to be delivered to the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Any successor, including the Trustee, to the Servicer shall maintain in force during its term as Servicer hereunder policies and fidelity bonds to the same extent as the Servicer is so required pursuant to Section 3.18.

Notwithstanding anything else herein to the contrary, in no event shall the Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

Section 7.03. Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Servicer, the Trustee shall give prompt notice thereof to Certificateholders, the Certificate Insurer and to the Rating Agencies.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates, the Certificate Insurer and the Swap Provider notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04. Waiver of Events of Default.

The Holders representing at least 51% of the Voting Rights of Certificates affected by a default or Event of Default hereunder (with the consent of the Certificate Insurer), may waive such default or Event of Default (other than an Event of Default set forth in Section 7.01(vi)); provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default (with the consent of the Certificate Insurer) and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in the second paragraph of Section 11.01 or materially adversely affect any non-consenting Certificateholder. Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived. The Servicer shall give notice of any such waiver to the Rating Agencies.

Section 7.05. List of Certificateholders.

Upon written request of the Certificate Insurer or three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.

ARTICLE VIII

CONCERNING THE TRUSTEE

Section 8.01. Duties of Trustee.

The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs, is continuing and has not been waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them in accordance with the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee’s satisfaction, the Trustee will provide notice thereof to the Certificateholders. Notwithstanding the foregoing, the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer hereunder or any Opinion of Counsel required hereunder.

The Trustee shall prepare and file or cause to be filed on behalf of the Trust Fund any tax return that is required with respect to REMIC 1, REMIC 2, REMIC 3 and REMIC 4 pursuant to applicable federal, state or local tax laws.

The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of REMIC 1, REMIC 2, REMIC 3 and REMIC 4 under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on any of REMIC 1, REMIC 2, REMIC 3 or REMIC 4 to the extent that maintaining such status and avoiding such taxes are within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the

Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

(ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

Section 8.02. Certain Matters Affecting the Trustee.

Except as otherwise provided in Section 8.01:

(a) The Trustee may conclusively rely upon and shall be fully protected in acting or refraining from acting in reliance upon any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

(c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notice pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer (so long as no Insurer Default has occurred and is continuing) shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and the Certificate Insurer (so long as no Insurer Default has occurred and is continuing) has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee’s corporate trust department has actual knowledge (which has not been waived or cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

(d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(e) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer (so long as no Insurer Default has occurred and is continuing) or the Holders of Certificates entitled to at least 25% of the Voting Rights with the written consent of the Certificate Insurer (so long as no Insurer Default has occurred and is continuing); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement reasonable expense of every such examination shall be paid by the Certificateholders or the Certificate Insurer requesting the investigation;

(f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed;

(g) The Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder; and

(h) Whenever in the administration of the provisions of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed and delivered to the Trustee and such certificate, in the absence of gross negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

The Trustee shall have no obligation to invest and reinvest any cash held in the absence of timely and specific written investment direction from the Servicer. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction.

In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Lending Laws”), the Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, each of the parties agrees to provide to the Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Trustee to comply with the Lending Laws.

Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Trustee on the Certificates, the acknowledgments of the Trustee contained in Article II) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document, or of MERS or the MERS® System. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer.

Section 8.04. Trustee May Own Certificates.

The Trustee in its individual or any other capacity (other than as Trustee hereunder) may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the parties hereto.

Section 8.05. Trustee’s Fees.

On each Distribution Date, the Trustee shall be entitled to withdraw from the Certificate Account as compensation hereunder any amounts earned on funds in the Certificate Account. Such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall be paid for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder or of the Trustee. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust Fund against any claim, loss, liability, fee or expense incurred in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action), relating to the acceptance or administration of its trusts hereunder or the Trustee’s performance under the Certificates, other than any claim, loss, liability or expense (i) sustained in connection with this Agreement related to the willful misfeasance, bad faith or negligence of the Servicer in the performance of its duties hereunder or (ii) incurred in connection with a breach constituting willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder.

The Servicer shall indemnify the Trustee and any director, officer, employee or agent of the Trustee against any such claim or legal action (including any pending or threatened claim or legal action), loss, liability, fee or expense that may be sustained in connection with this Agreement related to the willful misfeasance, bad faith, or negligence in the performance of the Servicer ‘s duties hereunder.

The provisions of this Section 8.05 shall survive the resignation or removal of the Trustee or the termination of this Agreement.

Section 8.06. Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $[50,000,000] and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agency rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Sponsor and their affiliates or the Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Servicer other than the Trustee in its role as successor to the Servicer.

Section 8.07. Resignation and Removal of the Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer; with a copy to the Rating Agencies, the Certificate Insurer and the Swap Provider; provided, that such resignation shall not be effective until successor trustee is appointed and accepts appointment in accordance with the following provisions; provided, however, that the resigning trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates and the

Certificate Insurer approves the successor trustee. Upon receiving such notice of resignation, the Servicer shall promptly appoint successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in triplicate, one copy of which instrument shall be delivered to the resigning trustee and to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Servicer with the consent of the Certificate Insurer (so long as no Insurer Default has occurred and is continuing), which consent shall not be unreasonably withheld, may remove the Trustee and appoint successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in triplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee.

Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08. Successor Trustee.

Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Servicer an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall after payment of its outstanding fees and expenses, promptly deliver to the successor trustee all assets and records of the Trust Fund held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver all such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

Upon acceptance of appointment by successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

Any Person appointed as successor trustee pursuant to Section 8.08 shall also be required to serve as successor supplemental interest trust trustee under the derivative documents.

Section 8.09. Merger or Consolidation of Trustee.

Any state bank or trust company or corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any state bank or trust company or corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such state bank or trust company or corporation or national banking association shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 8.10. Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment without the Servicer. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred or such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE IX

TERMINATION

Section 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans or upon Purchase of Certificates.

(a) Subject to Section 9.03, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligations of the Servicer to the Trustee pursuant to Section 8.05 and of the Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, with respect to Loan Group 1, upon payment to the related Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Servicer or its designee of all Group 1 Loans and each related REO Property in respect thereof remaining in the Trust Fund at a price in cash equal to (a) 100% of the unpaid principal balance of each such Mortgage Loan in Loan Group 1 (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the Group 1 Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any such REO Property (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Group 1 Net Mortgage Rate to the first day of the month such repurchase price is distributed), less the good faith estimate of the Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser selected by the Servicer and at the expense of the Servicer, plus (c) any Group 1 Swap Termination Payment (which shall include any Group 1 Net Swap Payment payable for the final Distribution Date) payable to the Group 1 Swap Provider pursuant to the related Group 1 Interest Rate Swap Agreement which remains unpaid or which is due to the exercise of such option (a “Group 1 Swap Optional Termination Payment”) and plus (d) any unreimbursed amounts owed to the Certificate Insurer under the Certificate Guaranty Insurance Policy, the Insurance Agreement and this Agreement, and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan in Loan Group 1 remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) the Distribution Date occurring in [                    ] (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (iii) the “latest possible maturity date” specified in the Preliminary Statements with respect to the related Regular Interests and Certificates, and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Servicer, to avoid disqualification of any of REMIC 1, REMIC 2, REMIC 3 or REMIC 4 as a REMIC. In the case of any repurchase by the Servicer pursuant to clause (a)(i), the Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Group 1 Loans and related Mortgage Files and related records to the Servicer.

The right of the Servicer or its designee to repurchase all Group 1 Loans pursuant to (a)(i) above shall be conditioned upon the Aggregate Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating to an amount equal to or less than [10]% of the Group 1 Cut-off Date Balance of such Mortgage Loans; provided, however, that no such purchase will be permitted if it would result in a draw on the Certificate Guaranty Insurance Policy or any amounts owed to the Certificate Insurer would remain unpaid, unless the Certificate Insurer consents in writing to such purchase. If such right is exercised, the Servicer upon such repurchase shall provide to the Trustee and the Certificate Insurer, notice of such exercise prior to the Determination Date in the month preceding the month of purchase and the certification required by Section 3.16.

In the case of a repurchase of Mortgage Loans and REO Property related to Loan Group 1 pursuant to clause (a)(i) above, only an amount equal to the repurchase price specified in such clause (a)(i) above for such Mortgage Loans and REO Property, less any related Group 1 Swap Optional Termination Payment and any portion of the repurchase price consisting of the unreimbursed amounts owed to the Certificate Insurer, shall be made available for distribution to the related Regular Certificates and Class 1-IO Interests. The Group 1 Swap Optional Termination Payment shall be withdrawn by the Trustee from the Certificate Account and remitted to the Group 1 Supplemental Interest Trust to be paid in accordance with Section 4.10(ii). The Group 1 Swap Optional Termination Payment shall not be part of any REMIC and shall not be paid into any account which is part of any REMIC.

(b) The Servicer has the right to repurchase all of the Mortgage Loans and related REO Properties pursuant to clause (i) of Section 9.01(a), conditioned upon the related Aggregate Stated Principal Balance of such Group 1 Loans at the time of any such repurchase aggregating to an amount equal to or less than [10]% of the Group 1 Cut-off Date Balance. If the Servicer elects to terminate the Trust pursuant to this Section 9.01 (such termination, a “Group 1 Optional Termination”), the Servicer shall, at least 20 days prior to the last date on which notice of such Group 1 Optional Termination is required to be mailed to the related Certificateholders pursuant to Section 9.01(k), notify in writing (which may be done in electronic format) the Depositor, the Servicer, the Trustee and the Group 1 Swap Provider of the final Distribution Date on which the Servicer intends to terminate the Trust Fund.

(c) In connection with any Group 1 Optional Termination, four Business Days prior to the final Distribution Date specified in the notice required pursuant to Section 9.01(k), the Servicer shall, no later than 4:00 pm New York City time on such day, request in writing (in accordance with the applicable provision of the Group 1 Interest Rate Swap Agreement) and by phone from the Group 1 Swap Provider the amount of the related Group 1 Estimated Swap Termination Payment. The Group 1 Swap Provider shall, no later than 2:00 pm on the following Business Day, notify in writing (which may be done in electronic format) the Trustee of the amount of the Group 1 Estimated Swap Termination Payment; the Trustee shall promptly on the same day notify the Servicer of the amount of the related Group 1 Estimated Swap Termination Payment.

(d) Two Business Days prior to the final Distribution Date specified in the notice required pursuant to Section 9.01(k), (i) the Servicer shall, no later than 1:00 pm New York City time on such day, deposit funds in the Certificate Account in an amount equal to the sum of the purchase price (other than the related Group 1 Swap Optional Termination Payment) and the Group 1 Estimated Swap Termination Payment, and (ii) if Trustee is notified in writing that the aggregate Stated Principal Balance of all of the Group 1 Loans in the Trust Fund as of the related Determination Date is not more than [10]% of the aggregate Cut-off Date Balance of all of the Group 1 Loans, and the requirements of the Group 1 Optional Termination set forth in this Section 9.01 have been met, including the deposit required pursuant to the immediately preceding clause (i) then the Trustee shall, on the same Business Day, provide written notice to the Depositor, the Certificate Insurer, the Servicer, the Trustee on behalf of the Group 1 Supplemental Interest Trust, the Trustee and the Group 1 Swap Provider confirming (in accordance with the applicable provisions of the Group 1 Interest Rate Swap Agreement) its receipt of the purchase price (other than the Group 1 Swap Optional Termination Payment) and the Group 1 Estimated Swap Termination Payment. Upon the Trustee’s providing the notice described in the preceding sentence, the Group 1 Optional Termination shall become irrevocable, the notice to the related Certificateholders of such Group 1 Optional Termination provided pursuant to the second paragraph of Section 9.01(k) shall become unrescindable, the Group 1 Swap Provider shall determine the Group 1 Swap Optional Termination Payment in accordance with the Group 1 Interest Rate Swap Agreement, and the Group 1 Swap Provider shall provide to the Trustee written notice of the amount of the Group 1 Swap Optional Termination Payment not later than one Business Day prior to the final Distribution Date specified in the notice required pursuant to Section 9.01(k) and in the event the Trustee fails to provide the notice described in the preceding sentence, any notice provided under Section 9.01(k) shall be deemed rescinded.

(e) In connection with any Group 1 Optional Termination, only an amount equal to the purchase price less any Group 1 Swap Optional Termination Payment and less any amounts payable to the Certificate Insurer shall be made available for distribution to the related Regular Certificates; provided that the amount to be distributed to the [                                        ] Certificates and to the Certificate Insurer must be sufficient to not result in a draw on the Certificate Guaranty Insurance Policy and not leave any amount owed to the Certificate Insurer unpaid. Any Group 1 Estimated Swap Termination Payment deposited into the Certificate Account by the Servicer shall be withdrawn by the Trustee from the Certificate Account on the related final Distribution Date (prior to the distribution of any amounts pursuant to Section 9.01(k)) and distributed as follows: (i) to the Group 1 Supplemental Interest Trust for payment to the Group 1 Swap Provider in accordance with Section 4.10(ii), as applicable, an amount equal to the Group 1 Swap Optional Termination Amount calculated pursuant to the Group 1 Interest Rate Swap Agreement, provided that in no event shall the amount distributed to the Group 1 Swap Provider in respect of the Group 1 Swap Optional Termination Amount exceed the Group 1 Estimated Swap Termination Payment, and (ii) to the Servicer an amount equal to the excess, if any, of the Group 1 Estimated Swap Termination Payment over the Group 1 Swap Optional Termination Payment. The Group 1 Swap Optional Termination Payment shall not be part of any REMIC and shall not be paid into any account which is part of any REMIC.

(f) Subject to Section 9.03, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligations of the Servicer to the Trustee pursuant to Section 8.05 and of the Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, with respect to Loan Group 2, upon payment to the related Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Servicer or its designee of all Group 2 Loans and each related REO Property in respect thereof remaining in the Trust Fund at a price in cash equal to (a) 100% of the unpaid principal balance of each such Mortgage Loan in Loan Group 2 (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the Group 2 Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any such REO Property (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Group 2 Net Mortgage Rate to the first day of the month such repurchase price is distributed), less the good faith estimate of the Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser selected by the Servicer and at the expense of the Servicer, plus (c) any Group 2 Swap Termination Payment (which shall include any Group 2 Net Swap Payment payable for the final Distribution Date) payable to the Group 2 Swap Provider pursuant to the related Group 2 Interest Rate Swap Agreement which remains unpaid or which is due to the exercise of such option (a “Group 2 Swap Optional Termination Payment”) and plus (d) any unreimbursed amounts owed to the Certificate Insurer under the Certificate Guaranty Insurance Policy, the Insurance Agreement and this Agreement, and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan in Loan Group 2 remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) the Distribution Date occurring in December 2036 (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (iii) the “latest possible maturity date” specified in the Preliminary Statements with respect to the related Regular Interests and Certificates, and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Servicer, to avoid disqualification of any of REMIC 1, REMIC 2, REMIC 3 or REMIC 4 as a REMIC. In the case of any repurchase by the Servicer pursuant to clause (i), the Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Group 2 Loans and related Mortgage Files and related records to the Servicer.

The right of the Servicer or its designee to repurchase all Group 2 Loans pursuant to (f)(i) above shall be conditioned upon the Aggregate Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating to an amount equal to or less than [10]% of the Group 2 Cut-off Date Balance of such Mortgage Loans; provided, however, that no such purchase will be permitted if it would result in a draw on the Certificate Guaranty Insurance Policy or any amounts owed to the Certificate Insurer would remain unpaid, unless the Certificate Insurer consents in writing to such purchase. If such right is exercised, the Servicer upon such repurchase shall provide to the Trustee and the Certificate Insurer, notice of such exercise prior to the Determination Date in the month preceding the month of purchase and the certification required by Section 3.16.

In the case of a repurchase of Mortgage Loans and REO Property related to Loan Group 2 pursuant to clause (f)(i) above, only an amount equal to the repurchase price specified in such clause (f)(i) above for such Mortgage Loans and REO Property, less any related Group 2 Swap Optional Termination Payment and any portion of the repurchase price consisting of the unreimbursed amounts owed to the Certificate Insurer, shall be made available for distribution to the related Regular Certificates and Class 2-IO Interests. The Group 2 Swap Optional Termination Payment shall be withdrawn by the Trustee from the Certificate Account and remitted to the Group 2 Supplemental Interest Trust to be paid in accordance with Section 4.11(ii). The Group 2 Swap Optional Termination Payment shall not be part of any REMIC and shall not be paid into any account which is part of any REMIC.

(g) The Servicer has the right to repurchase all of the Mortgage Loans and related REO Properties pursuant to clause (i) of Section 9.01(f), conditioned upon the related Aggregate Stated Principal Balance of such Group 2 Loans at the time of any such repurchase aggregating to an amount equal to or less than [10]% of the Group 2 Cut-off Date Balance. If the Servicer elects to terminate the Trust pursuant to this Section 9.01 (such termination, a “Group 2 Optional Termination”), the Servicer shall, at least 20 days prior to the last date on which notice of such Group 2 Optional Termination is required to be mailed to the related Certificateholders pursuant to Section 9.01(k), notify in writing (which may be done in electronic format) the Depositor, the Servicer, the Trustee and the Group 2 Swap Provider of the final Distribution Date on which the Servicer intends to terminate the Trust Fund.

(h) In connection with any Group 2 Optional Termination, four Business Days prior to the final Distribution Date specified in the notice required pursuant to Section 9.01(k), the Servicer shall, no later than 4:00 pm New York City time on such day, request in writing (in accordance with the applicable provision of the Group 2 Interest Rate Swap Agreement) and by phone from the Group 2 Swap Provider the amount of the related Group 2 Estimated Swap Termination Payment. The Group 2 Swap Provider shall, no later than 2:00 pm on the following Business Day, notify in writing (which may be done in electronic format) the Trustee of the amount of the Group 2 Estimated Swap Termination Payment; the Trustee shall promptly on the same day notify the Servicer of the amount of the related Group 2 Estimated Swap Termination Payment.

(i) Two Business Days prior to the final Distribution Date specified in the notice required pursuant to Section 9.01(k), (i) the Servicer shall, no later than 1:00 pm New York City time on such day, deposit funds in the Certificate Account in an amount equal to the sum of the purchase price (other than the related Group 2 Swap Optional Termination Payment) and the Group 2 Estimated Swap Termination Payment, and (ii) if Trustee is notified in writing that the aggregate Stated Principal Balance of all of the Group 2 Loans in the Trust Fund as of the related Determination Date is not more than [10]% of the aggregate Cut-off Date Balance of all of the Group 2 Loans, and the requirements of the Group 2 Optional Termination set forth in this Section 9.01 have been met, including the deposit required pursuant to the immediately preceding clause (i) then the Trustee shall, on the same Business Day, provide written notice to the Depositor, the Certificate Insurer, the Servicer, the Trustee on behalf of the Group 2 Supplemental Interest Trust, the Trustee and the Group 2 Swap Provider confirming (in accordance with the applicable provisions of the Group 2 Interest Rate Swap Agreement) its receipt of the purchase price (other than the Group 2 Swap Optional Termination Payment) and the Group 2 Estimated Swap Termination Payment. Upon the Trustee’s providing the notice described in the preceding sentence, the Group 2 Optional Termination shall become irrevocable, the notice to the related Certificateholders of such Group 2 Optional Termination provided pursuant to the second paragraph of Section 9.01(k) shall become unrescindable, the Group 2 Swap Provider shall determine the Group 2 Swap Optional Termination Payment in accordance with the Group 2 Interest Rate Swap Agreement, and the Group 2 Swap Provider shall provide to the Trustee written notice of the amount of the Group 2 Swap Optional Termination Payment not later than one Business Day prior to the final Distribution Date specified in the notice required pursuant to Section 9.01(k) and in the event the Trustee fails to provide the notice described in the preceding sentence, any notice provided under Section 9.01(k) shall be deemed rescinded.

(j) In connection with any Group 2 Optional Termination, only an amount equal to the purchase price less any Group 2 Swap Optional Termination Payment and less any amounts payable to the Certificate Insurer shall be made available for distribution to the related Regular Certificates; provided that the amount to be distributed to the [                                        ] Certificates and to the Certificate Insurer must be sufficient to not result in a draw on the Certificate Guaranty Insurance Policy and not leave any amount owed to the Certificate Insurer unpaid. Any Group 2 Estimated Swap Termination Payment deposited into the Certificate Account by the Servicer shall be withdrawn by the Trustee from the Certificate Account on the related final Distribution Date (prior to the distribution of any amounts pursuant to Section 9.01(k)) and distributed as follows: (i) to the Group 2 Supplemental Interest Trust for payment to the Group 2 Swap Provider in accordance with Section Section 4.11(ii), as applicable, an amount equal to the Group 2 Swap Optional Termination Amount calculated pursuant to the Group 2 Interest Rate Swap Agreement, provided that in no event shall the amount distributed to the Group 2 Swap Provider in respect of the Group 2 Swap Optional Termination Amount exceed the Group 2

Estimated Swap Termination Payment, and (ii) to the Servicer an amount equal to the excess, if any, of the Group 2 Estimated Swap Termination Payment over the Group 2 Swap Optional Termination Payment. The Group 2 Swap Optional Termination Payment shall not be part of any REMIC and shall not be paid into any account which is part of any REMIC.

(k) Written notice of any termination, specifying the Distribution Date upon which the related Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to the related Certificateholders, the Swap Providers and the Certificate Insurer mailed (a) in the event such notice is given in connection with the Servicer’s election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the 15th day of the month (or if such 15th day is not a Business Day, on the Business Day immediately preceding such 15th day) in such month, in each case specifying (i) the Distribution Date upon which final payment of such Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of such Certificates at the office of the Trustee therein specified. In the event such notice is given in connection with the Servicer or its designee’s election to repurchase, the Servicer or its designee shall deliver to the Trustee for deposit in the Certificate Account on the day which is two Business Days immediately preceding the Distribution Date specified in such notice an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the related Certificates by the Certificateholders, the Trustee shall first, pay itself its fee for such Distribution Date (as described in Section 8.05 ) and any other amounts owing to the Trustee under this Agreement, and second, distribute to such Certificateholders and the Certificate Insurer (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Servicer’s election to repurchase, or (ii) if the Servicer elected to so repurchase, an amount determined as follows: with respect to each related Regular Certificate, the outstanding Certificate Principal Balance thereof, plus with respect to each Regular Certificate (other than the Class P Certificates) and the related Class IO Interest, one month’s interest thereon at the applicable Pass-Through Rate, or otherwise distributable thereto, and any Unpaid Interest Shortfall Amount, plus with respect to each Subordinate Certificate, any unpaid Allocated Realized Loss Amount; with respect to the Class R Certificates, the Percentage Interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price (as adjusted in accordance with the preceding paragraph) and the aggregate amount to be distributed to the Holders of the related Regular Certificates and the related Class IO Interest, subject to the priorities set forth in Section 4.01; and with respect to the Certificate Insurer, any amounts owed under the Certificate Guaranty Insurance Policy, the Insurance Agreement and this Agreement. Upon certification to the Trustee and the Custodian by a Servicing Officer, following such final deposit, the Custodian shall promptly release the Mortgage Files as directed by the Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Servicer as being necessary to effectuate such transfer.

In the event that all of the related Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining related Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the related Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor in writing, or appoint an agent to take reasonable steps, to contact the remaining related Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

Section 9.02. Termination of REMIC 4 and Retirement of Class R Certificates.

REMIC 4 shall be terminated on the earlier of (i) the date on which the last distribution due on each of the REMIC 4 Regular Interests and Class R Certificates (in respect of the Class R-4 Interest) is made and (ii) the date on which it is terminated pursuant to an optional repurchase of all of the Mortgage Loans in accordance with Section 9.03. Notwithstanding anything to the contrary herein, the Class R Certificates will not be retired until the later of (i) the retirement of all the Certificates related to Loan Group 1 and (ii) the retirement of all the Certificates related to Loan Group 2.

Section 9.03. Additional Termination Requirements.

(a) In the event the Servicer repurchases any Mortgage Loans or REO Property in a Loan Group as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Servicer, at its own expense, obtains for the Trustee an Opinion of Counsel (which shall be provided to the Trustee at least two Business Days prior to the related Distribution Date) to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition on the Trust of taxes on “prohibited transactions,” as described in Section 860F of the Code, or (ii) cause either REMIC 1, REMIC 2, REMIC 3 or REMIC 4 to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Servicer shall establish a 90-day liquidation period and notify the Trustee in writing thereof, and the Trustee shall in turn specify the first day of such period in a statement attached to the Tax Return for each of REMIC 1, REMIC 2, REMIC 3 or REMIC 4, as the case may be, pursuant to Treasury Regulation Section 1.860F-1. The Servicer and the Trustee also shall satisfy all of the requirements of a qualified liquidation for REMIC 1, REMIC 2, REMIC 3 or REMIC 4, as the case may be, under Section 860F of the Code and regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Servicer, as applicable;

(ii) During such 90-day liquidation period, and at or prior to the time of making the final payment on the related Certificates, the Trustee shall sell all of the assets of REMIC 1 or REMIC 2, as the case may be, for cash; and

(iii) At the time of the making of the final payment on the related Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all cash on hand (other than cash retained to meet claims), and REMIC 1, REMIC 2, REMIC 3 or REMIC 4, as the case may be, shall terminate at that time.

(b) By their acceptance of the Certificates, the Holders thereof hereby authorize the adoption of a 90-day liquidation period and the adoption of a plan of complete liquidation for the related REMICs, which authorization shall be binding upon all successor Certificateholders.

(c) The Trustee as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation meeting the requirements for a qualified liquidation under Section 860F of the Code and any regulations thereunder upon the written request of the Servicer and the receipt of the Opinion of Counsel referred to in clause (a)(i) above and to take such other action in connection therewith as may be reasonably requested by the Servicer.

ARTICLE X

REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The Trustee shall make an election to treat the Trust Fund as four REMICs under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, (i) the Class R-1 Interest will constitute the sole class of Residual Interests in REMIC 1, the REMIC 1 Regular Interests shall be designated as the Regular Interests in REMIC 1 (ii) the Class R-2 Interest will constitute the sole class of Residual Interests in REMIC 2, the REMIC 2 Regular Interests shall be designated as the Regular Interests in REMIC 2, (iii) the Class R-3 Interest will constitute the sole class of Residual Interests in REMIC 3, the REMIC 3 Regular Interests shall be designated as the Regular Interests in REMIC 3, (iv) the Class R-4 Interest will constitute the sole class of Residual Interests in REMIC 4, and the REMIC 4 Regular Interests shall be designated as the Regular Interests in REMIC 4. The Servicer and the Trustee shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in REMIC 1, REMIC 2, REMIC 3 or REMIC 4 other than the REMIC 1 Regular Interests, REMIC 2 Regular Interests, REMIC 3 Regular Interests, REMIC 4 Regular Interests, the Class R-1 Interest, the Class R-2 Interest, the Class R-3 Interest and the Class R-4 Interest. The Trustee will apply for an Employee Identification Number from the Internal Revenue Service via Form SS-4 or any other acceptable method for each of REMIC 1, REMIC 2, REMIC 3 or REMIC 4.

(b) The Closing Date is hereby designated as the “startup day” of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the REMICs (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to the REMICs that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax-related Opinion of Counsel except as specified herein. The Trustee, as agent for the REMICs’ Tax Matters Person, shall (i) act on behalf of the REMICs in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.

(d) The Trustee shall prepare, sign and file all of the Tax Returns (including Form 8811, which must be filed within 30 days of the Closing Date) in respect of the REMICs created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Servicer shall provide on a timely basis to the

Trustee or its designee such information with respect to the assets of the REMICs as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article X.

(e) The Trustee shall perform on behalf of the REMICs all reporting and other tax compliance duties that are the responsibility of the REMICs under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the Person who will serve as the representative of the REMICs. The Servicer shall provide on a timely basis to the Trustee such information with respect to the assets of the REMICs, including, without limitation, the related Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, Prepayment Assumption and projected cash flow of the Certificates.

(f) The Trustee shall take such action and shall cause the REMICs created hereunder to take such action as shall be necessary to create or maintain the status thereof as REMICs under the REMIC Provisions (and the Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action or cause the Trust Fund to take any action, or fail to take (or fail to cause to be taken), any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC 1, REMIC 2, REMIC 3 or REMIC 4 as REMICs or (ii) result in the imposition of a tax upon the REMICs (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take or not take such action, but in no event at the expense of the Trustee) to the effect that the contemplated action or omission will not, with respect to the REMICs created hereunder, endanger such status or result in the imposition of such a tax; nor shall the Servicer take, or fail to take, any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to the taking, or omission of, such action. In addition, prior to taking, or failing to take, any action with respect to the REMICs or the assets of the REMICs, or causing, or failing to cause, the REMICs to take any action, which is not contemplated under the terms of this Agreement, the Servicer will consult with the Trustee or its designee, in writing, with respect to whether the taking, or omission of, such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and the Servicer shall not take, or fail to take, any such action, or cause, or fail to cause, any REMIC to take, any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to provide such written advice, and the cost of same shall be borne by the party seeking to take or not take the action other than as permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the REMICs created hereunder will consist of “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on “prohibited transactions” of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Servicer of any of its obligations under Article III or this Article X or otherwise, (iii) to the Servicer as provided in Section 3.05 and (iv) against amounts related to such REMIC and the Loan Group to which such REMIC relates on deposit in the Certificate Account and shall be paid by withdrawal therefrom to the extent not required to be paid by the Servicer or the Trustee pursuant to another provision of this Agreement.

(h) On or before [                    ] 15 of each calendar year, commencing [                    ], the Trustee shall deliver to the Servicer and the Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee’s compliance with this Article X.

(i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to the REMICs on a calendar year and on an accrual basis.

(j) Following the Startup Day, the Trustee shall not accept any contributions of assets to the REMICs other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the REMICs will not cause REMIC 1, REMIC 2, REMIC 3 or REMIC 4 to fail to qualify as REMICs at any time that any Certificates are outstanding or subject either REMIC 1, REMIC 2, REMIC 3 or REMIC 4 to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(k) Neither the Trustee nor the Servicer shall enter into any arrangement under which the REMICs will receive a fee or other compensation for services nor permit the REMICs to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

Section 10.02. Prohibited Transactions and Activities.

None of the Depositor, the Servicer or the Trustee shall (except as otherwise expressly permitted under the terms of this Agreement) (1) sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of REMIC 1, REMIC 2, REMIC 3 or REMIC 4 pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of defective or defaulted Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for the Trust Fund (other than REO Property acquired in respect of a defaulted Mortgage Loan), (2) sell or dispose of any investments in the Collection Account or the Certificate Account for gain, (3) accept any contributions to the REMICs after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04), in each case, unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution, but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of REMIC 1, REMIC 2, REMIC 3 or REMIC 4 as REMICs or (b) cause the Trust Fund to be subject to a tax on “prohibited transactions” or “contributions” pursuant to the REMIC Provisions.

Section 10.03. Servicer and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Depositor, and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Depositor or the Servicer, as a result of a breach of the Trustee’s covenants set forth in this Article X.

(b) The Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Certificate Insurer, the Depositor or the Trustee, as a result of a breach of the Servicer’s covenants set forth in Article III or this Article X, in each case with respect to compliance with the REMIC Provisions.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Certificate Insurer (so long as no Insurer Default has occurred and is continuing) without the consent of any of the Certificateholders or the Swap Provider, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or to correct any error, (iii) to amend this Agreement in any respect subject to the provisions in clauses (A) and (B) below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment), the Certificate Insurer (if an Insurer Default has occurred and is continuing) and the Swap Provider, as evidenced by (A) an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, the Swap Provider and the Certificate Insurer and (B) a letter from each Rating Agency, confirming that such amendment shall not cause it to lower its rating on any of the Certificates without taking the Certificate Guaranty Insurance Policy into account.

This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer and Holders of Certificates entitled to more than 50% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 50% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Sponsor or the Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless they shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on either REMIC 1, REMIC 2, REMIC 3 or REMIC 4 pursuant to the REMIC Provisions or cause either REMIC 1, REMIC 2, REMIC 3 or REMIC 4 to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment or a written statement describing the amendment to each Certificateholder, with a copy to the Rating Agencies, the Certificate Insurer and the Swap Provider.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Notwithstanding any of the other provisions of this Section 11.01, none of the Depositor, the Servicer nor the Trustee shall (i) enter into any amendment to Section 4.08 or Section 4.01(l)(vii) or (m)(vii) of this Agreement without the prior written consent of the Swap Provider or (ii) enter into an amendment of this Agreement, as evidenced by an Officer’s Certificate of the Depositor, that could reasonably be expected to have a materially adverse effect on the Swap Provider without the Swap Provider’s consent, which consent shall not be unreasonably withheld, conditioned or delayed.

Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of any Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

The Trustee may, but shall not be obligated to, enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

Section 11.02. Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the

Servicer at the expense of the Certificateholders, but only upon direction of the Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Sponsor or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 51% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder, the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

THIS AGREEMENT AND THE CERTIFICATES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

EACH OF THE TRUST, THE SERVICER, THE DEPOSITOR, THE SPONSOR, THE TRUSTEE HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 11.05 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE DEPOSITOR, THE SPONSOR, THE SERVICER AND THE TRUSTEE EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE DEPOSITOR, THE SPONSOR, THE SERVICER OR THE TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY OF THEIR RIGHTS TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

THE DEPOSITOR, THE SPONSOR, THE SERVICER, THE TRUSTEE AND THE HEDGE PROVIDERS EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 11.05. Notices.

All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Depositor, [                                        ], or such other address as may hereafter be furnished to the other parties hereto in writing; (b) in the case of, [                                        ], or such other address as may hereafter be furnished to the other parties hereto in writing; (c) in the case of the Trustee, to its Corporate Trust Offices, or

such other address as may hereafter be furnished to the other parties hereto in writing; (d) in the case of the Rating Agencies, [                                         ]; and [                                         ]; (e) in the case of the Certificate Insurer, [                                        ] or such other address as may be hereafter furnished to the Depositor, the Trustee and the Servicer in writing by the Certificate Insurer; or (f) in the case of the Swap Provider, [CAP/SWAP COUNTERPARTY], [                                        ] or such other address as may be hereafter furnished to the Depositor, the Trustee and the Servicer in writing by the Swap Provider. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07. Compliance With Regulation AB.

Each of the parties hereto acknowledges and agrees that the purpose of Sections 3.18 and 3.21 of this Agreement is to facilitate compliance by the Sponsor and the Depositor with the provisions of Regulation AB, as such may be amended or clarified from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish compliance with Regulation AB, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB and (c) the parties shall comply, to the extent practicable from a timing and information systems perspective, with requests made by the Sponsor or the Depositor for delivery of additional or different information as the Sponsor or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB.

Section 11.08. Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee, the Certificate Insurer and the Certificateholders.

Section 11.09. Article and Section Headings.

The article and Section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 11.10. Notice to Rating Agencies.

The Trustee shall use its best efforts to promptly provide notice to each Rating Agency and the Certificate Insurer referred to below with respect to each of the following of which it has actual knowledge:

1. Any material change or amendment to this Agreement;

2. The occurrence of any Event of Default that has not been cured;

3. The resignation or termination of the Servicer or the Trustee;

4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.04;

5. The final payment to Certificateholders; and

6. Any change in the location of the Collection Account or the Certificate Account.

In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 4.02; and the Servicer shall promptly furnish to each Rating Agency copies of each annual independent public accountants’ servicing report received as described in Section 3.20.

Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to (i) in the case of [                                        ] and (ii) in the case of [                                             ,] or, in each case, such other address as either such Rating Agency may designate in writing to the parties thereto.

Section 11.11. [Rights of the Certificate Insurer.

(a) The Certificate Insurer is an express third-party beneficiary of this Agreement.

(b) On each Distribution Date the Trustee shall make available to the Certificate Insurer a copy of the reports made available to the Certificateholders and the Depositor on such Distribution Date.

(c) The Trustee shall provide to the Certificate Insurer copies of any report, notice, Opinion of Counsel, Officers’ Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee’s production or receipt thereof.

(d) Unless an Insurer Default exists, the Trustee, the Depositor and the Servicer shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld.

(e) So long as there does not exist a failure by the Certificate Insurer to make a required payment under the Certificate Guaranty Insurance Policy, the Certificate Insurer will have the right to exercise all rights of the Holders of the [                                        ] Certificates under this Agreement (including voting rights) without the consent of the Holders.]

Section 11.12. [Control by the Certificate Insurer.

With respect to the [                                        ] Certificates only, the Certificate Insurer, or, if an Insurer Default exists, the Holders of a majority of the [                                        ] Certificates shall have the right (subject to the provisions of Section 11.03) to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the [                                        ] Certificates or exercising any trust or power conferred on the Trustee; provided that:

(i) such direction shall not be in conflict with any rule of law or with this Agreement:

(ii) if an Insurer Default exists, any direction to the Trustee to sell or liquidate the Trust Fund shall be by Holders of Certificates representing not less than 100% of the Certificate Principal Balance of the Certificates;

(iii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction of the Holders of Certificates representing a majority of the Certificate Principal Balance of the Certificates.

Notwithstanding the rights of Certificateholders set forth in this Section 11.11 the Trustee need not take any action that it determines might involve it in liability unless such Holders of Certificates or the Certificate Insurer shall have offered security or indemnity satisfactory to the Trustee, against the costs, expenses and liabilities which might be incurred by it in compliance with such request, order or direction.

The Trustee shall not be deemed to have knowledge of an Insurer Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless the Trustee received written notice of such Insurer Default.]

Section 11.13. Third Party Rights.

The Swap Provider and the Cap Counterparties shall be express third-party beneficiaries of this Agreement to the extent of their express rights to receive payments under this Agreement or any other express rights of the Swap Provider and the Cap Counterparties explicitly stated in this Agreement, and shall have the right to enforce such rights under this Agreement as if the Swap Provider and the Cap Counterparties were parties hereto.

IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

ACCREDITED ACCEPTANCE CORP.,
Depositor

By:
Name:
Title:

ACCREDITED HOME LENDERS, INC.,
Servicer

By:
Name:
Title:

[TRUSTEE],
Trustee

By:
Name:
Title:

By:
Name:
Title:

STATE OF CALIFORNIA	)
	)	ss.:
COUNTY OF [ ]	)

On the [    ] day of [            ], before me, a notary public in and for said State, personally appeared                                         , known to me to be a(n)                                          of Accredited Acceptance Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF CALIFORNIA	)
	)	ss.:
COUNTY OF [ ]	)

On the [    ] day of [            ], before me, a notary public in and for said State, personally appeared                                         , known to me to be a(n)                                          of Accredited Home Lenders, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF CALIFORNIA	)
	)	ss.:
COUNTY OF [ ]	)

On the [    ] day of [            ], before me, a notary public in and for said State, personally appeared                                         , known to me to be a(n)                                          of [TRUSTEE], one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF CALIFORNIA	)
	)	ss.:
COUNTY OF [ ]	)

On the [    ] day of [            ], before me, a notary public in and for said State, personally appeared                                         , known to me to be a(n)                                          of [TRUSTEE], one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

EXHIBIT A

FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN ONE OR MORE CLASSES OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

THIS CERTIFICATE SHALL INITIALLY BE ISSUED AS ONE OR MORE CERTIFICATES REGISTERED IN THE NAME OF THE DEPOSITORY OR ITS NOMINEE AND, EXCEPT AS PROVIDED BELOW, REGISTRATION OF SUCH CERTIFICATES MAY NOT BE TRANSFERRED BY THE TRUSTEE EXCEPT TO ANOTHER DEPOSITORY THAT AGREES TO HOLD SUCH CERTIFICATES FOR THE RESPECTIVE CERTIFICATE OWNERS WITH OWNERSHIP INTERESTS THEREIN. THE CERTIFICATE OWNERS SHALL HOLD THEIR RESPECTIVE OWNERSHIP INTERESTS IN AND TO EACH OF SUCH BOOK-ENTRY CERTIFICATES THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY AND, EXCEPT AS PROVIDED BELOW, SHALL NOT BE ENTITLED TO DEFINITIVE CERTIFICATES IN RESPECT OF SUCH OWNERSHIP INTERESTS. ALL TRANSFERS BY CERTIFICATE OWNERS OF THEIR RESPECTIVE OWNERSHIP IN THE BOOK-ENTRY CERTIFICATES SHALL BE MADE IN ACCORDANCE WITH THE PROCEDURES ESTABLISHED BY THE DEPOSITORY PARTICIPANT OR BROKERAGE FIRM REPRESENTING SUCH CERTIFICATE OWNER. EACH DEPOSITORY PARTICIPANT SHALL TRANSFER THE OWNERSHIP INTERESTS ONLY IN THE BOOK-ENTRY CERTIFICATES OF CERTIFICATE OWNERS IT REPRESENTS OR OF BROKERAGE FIRMS FOR WHICH IT ACTS AS AGENT IN ACCORDANCE WITH THE DEPOSITORY’S NORMAL PROCEDURES. THE TRUSTEE SHALL NOT BE REQUIRED TO MONITOR, DETERMINE OR INQUIRE AS TO COMPLIANCE WITH THE TRANSFER RESTRICTIONS WITH RESPECT TO THE BOOK-ENTRY CERTIFICATES, AND THE TRUSTEE SHALL HAVE NO LIABILITY FOR TRANSFERS OF OWNERSHIP INTERESTS IN THE BOOK-ENTRY CERTIFICATES MADE THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY OR BETWEEN OR AMONG DEPOSITORY PARTICIPANTS OR CERTIFICATE OWNERS, MADE IN VIOLATION OF THE APPLICABLE RESTRICTIONS.

[FOR THE CLASS 1-A1-[A][B][C] [1-AM] CERTIFICATES] [PRIOR TO THE TERMINATION OF THE GROUP 1 SUPPLEMENTAL INTEREST TRUST, ANY TRANSFEREE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS IN SECTION 5.02(C) OF THE AGREEMENT (AS DEFINED BELOW).]

[FOR THE CLASS 2-A CERTIFICATES] [PRIOR TO THE TERMINATION OF THE GROUP 2 SUPPLEMENTAL INTEREST TRUST, ANY TRANSFEREE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS IN SECTION 5.02(C) OF THE AGREEMENT (AS DEFINED BELOW).]

Certificate No. 1	Adjustable Pass-Through Rate

Class [1-A1-[A][B][C]] [1-AM] [2-A] Senior

Date of Pooling and Servicing Agreement and Cut-off Date: [ ], 2007	Percentage Interest: [ ]%

First Distribution Date: [ ], 2007	Aggregate Initial [Certificate Principal] [Notional] Balance of the Class [1-A1- [A][B][C]] [1-AM] [2-A] Certificates: $[ ]

Servicer:	Initial [Certificate Principal] [Notional]

[Accredited Home Lenders, Inc.]	Balance of this Certificate:

$[ ]

Assumed Final	CUSIP: [ ]
Distribution Date: [ ], 20

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES [            ]

evidencing a percentage interest in the distributions allocable to the Class [1-A1-[A][B][C]] [1-AM] [2-A] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable-rate and fixed-rate, first and second lien, one-to-four family residential mortgage loans and adjustable-rate and fixed-rate, first lien multifamily and commercial mortgage loans formed and sold by [                                ]

[For the Class 1-A1-[A][B][C] [1-AM] Certificates] [This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in [                                         ], the Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by [                                         ], the Servicer, the Trustee or any of their affiliates. None of the Company, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.]

[For the Class 2-A Certificates] [This Certificate is payable solely from the assets of the Trust Fund and the Certificate Guaranty Insurance Policy, and does not represent an obligation of or interest in [                                         ], the Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by [New Accredited Securitization Subsidiary], the Servicer, the Trustee or any of their affiliates. None of the Company, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.]

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class [1-A1-[A][B][C]] [1-AM] [2-A] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of adjustable-rate and fixed-rate, first and second lien, one-to-four family residential mortgage loans and adjustable-rate and fixed-rate, first lien multifamily and commercial mortgage loans (the “Mortgage Loans”), formed and sold by [                                        ] (hereinafter called the “Company,” which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the “Agreement”) among the Company, the Servicer and [                                         ], as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing as described in the Agreement, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class [1-A1-[A][B][C]] [1-AM] [2-A] Certificates on such Distribution Date.

Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal.

This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the “Certificates”).

[For the Class 2-A Certificates] [[                                         ], in consideration of the payment of the premium and subject to the terms of the Certificate Guaranty Insurance Policy, has unconditionally and irrevocably guaranteed the payment of an amount equal to the Insured Amount (as defined in the Certificate Guaranty Insurance Policy) with respect to the Class 2-A Certificates with respect to each Distribution Date.]

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event the Servicer advances funds with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Company and the Servicer of advances made, or certain expenses incurred, by either of them.

The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby and with the consent of the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Certificate Insurer and the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

[For the Class 1-A1-[A][B][C] [1-AM] Certificates] [Prior to the termination of the Group 1 Supplemental Interest Trust, any transferee shall be deemed to have made the representations in Section 5.02(c) of the Agreement.]

[For the Class 2-A Certificates] [Prior to the termination of the Group 2 Supplemental Interest Trust, any transferee shall be deemed to have made the representations in Section 5.02(c) of the Agreement.]

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Servicer and the Trustee and any agent of the Company, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

The Group 1 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date. The Group 2 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date; provided, however, that no such purchase will be permitted if it would result in a draw on the Certificate Guaranty Insurance Policy, unless the Certificate Insurer consents in writing to such purchase.

Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: [ ], 2007	[ ]
as Trustee

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class [1-A1-[A][B][C]] [1-AM] [2-A] Certificates referred to in the within-mentioned Agreement.

[ ]
as Trustee

By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                          (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________

___________________________________________________________________________________________________________,

for the account of ____________________________________________________________________________________________,

account number                         , or, if mailed by check, to ____________________________________________________________,

Applicable statements should be mailed to ________________________________________________________________________.

This information is provided by ________________________________________________________________________,

the assignee named above, or __________________________________________________________________________________, as its agent.

EXHIBIT B-1

FORM OF CLASS M CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [,] [AND] [THE CLASS 1-M-1 CERTIFICATES] [,] [AND] [THE CLASS 1-M-2 CERTIFICATES] [,] [AND] [THE CLASS 1-M-3 CERTIFICATES] [,] [AND] [THE CLASS 1-M-4 CERTIFICATES] [,] [AND] [THE CLASS 1-M-5 CERTIFICATES] [,] [AND] [THE CLASS 1-M-6 CERTIFICATES] [,] [AND] [THE CLASS 1-M-7 CERTIFICATES] [,] [AND] [THE CLASS 1-M-8 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN ONE OR MORE CLASSES OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

THIS CERTIFICATE SHALL INITIALLY BE ISSUED AS ONE OR MORE CERTIFICATES REGISTERED IN THE NAME OF THE DEPOSITORY OR ITS NOMINEE AND, EXCEPT AS PROVIDED BELOW, REGISTRATION OF SUCH CERTIFICATES MAY NOT BE TRANSFERRED BY THE TRUSTEE EXCEPT TO ANOTHER DEPOSITORY THAT AGREES TO HOLD SUCH CERTIFICATES FOR THE RESPECTIVE CERTIFICATE OWNERS WITH OWNERSHIP INTERESTS THEREIN. THE CERTIFICATE OWNERS SHALL HOLD THEIR RESPECTIVE OWNERSHIP INTERESTS IN AND TO EACH OF SUCH BOOK-ENTRY CERTIFICATES THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY AND, EXCEPT AS PROVIDED BELOW, SHALL NOT BE ENTITLED TO DEFINITIVE CERTIFICATES IN RESPECT OF SUCH OWNERSHIP INTERESTS. ALL TRANSFERS BY CERTIFICATE OWNERS OF THEIR RESPECTIVE OWNERSHIP IN THE BOOK-ENTRY CERTIFICATES SHALL BE MADE IN ACCORDANCE WITH THE PROCEDURES ESTABLISHED BY THE DEPOSITORY PARTICIPANT OR BROKERAGE FIRM REPRESENTING SUCH CERTIFICATE OWNER. EACH DEPOSITORY PARTICIPANT SHALL TRANSFER THE OWNERSHIP INTERESTS ONLY IN THE BOOK-ENTRY CERTIFICATES OF CERTIFICATE OWNERS IT REPRESENTS OR OF BROKERAGE FIRMS FOR WHICH IT ACTS AS AGENT IN ACCORDANCE WITH THE DEPOSITORY’S NORMAL PROCEDURES. THE TRUSTEE SHALL NOT BE REQUIRED TO MONITOR, DETERMINE OR INQUIRE AS TO COMPLIANCE WITH THE TRANSFER RESTRICTIONS WITH RESPECT TO THE BOOK-ENTRY CERTIFICATES, AND THE TRUSTEE SHALL HAVE NO LIABILITY FOR TRANSFERS OF OWNERSHIP INTERESTS IN THE BOOK-ENTRY CERTIFICATES MADE THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY OR BETWEEN OR AMONG DEPOSITORY PARTICIPANTS OR CERTIFICATE OWNERS, MADE IN VIOLATION OF THE APPLICABLE RESTRICTIONS.

B-1-1

ANY TRANSFEREE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS SET FORTH IN SECTION 5.02(C) OF THE AGREEMENT (AS DEFINED BELOW).

Certificate No. 1	Adjustable Pass-Through Rate

Class 1-M-[1][2][3][4][5][6][7][8]	Aggregate Initial Certificate Principal

Balance of the Class 1-M- [1][2][3][4][5][6][7][8] Certificates:

$[ ]

Date of Pooling and Servicing	Initial Certificate Principal Balance of this Certificate:

Agreement and Cut-off Date:
[ ], 2007	$[ ]

First Distribution Date:	CUSIP: [ ]
[ ], 2007

Servicer:
[Accredited Home Lenders, Inc.]

Assumed Final Distribution Date:
[ ], 20

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES [                                        ]

evidencing a percentage interest in any distributions allocable to the Class 1-M-[1][2][3][4][5][6][7][8] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable-rate and fixed-rate, first and second lien, one-to-four family residential mortgage loans and adjustable-rate and fixed-rate, first lien multifamily and commercial mortgage loans formed and sold by [                                ]

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in [                                         ], the Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by

B-1-2

[                    ], the Servicer, the Trustee or any of their affiliates. None of the Company, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class 1-M-[1][2][3][4][5][6][7][8] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of adjustable-rate and fixed-rate, first and second lien, one-to-four family residential mortgage loans and adjustable-rate and fixed-rate, first lien multifamily and commercial mortgage loans (the “Mortgage Loans”), formed and sold by [                                ] (hereinafter called the “Company,” which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the “Agreement”) among the Company, the Servicer and [                                ], as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing as described in the Agreement, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class 1-M-[1][2][3][4][5][6][7][8] Certificates on such Distribution Date.

Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

Any transferee shall be deemed to have made the representations set forth in Section 5.02(c) of the Agreement.

Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

B-1-3

This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the “Certificates”).

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event the Servicer advances funds with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Company and the Servicer of advances made, or certain expenses incurred, by either of them.

The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby and with the consent of the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Certificate Insurer and the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

B-1-4

The Company, the Servicer and the Trustee and any agent of the Company, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

The Group 1 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date. The Group 2 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date; provided, however, that no such purchase will be permitted if it would result in a draw on the Certificate Guaranty Insurance Policy, unless the Certificate Insurer consents in writing to such purchase.

Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

B-1-5

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: [ ] 2007	[ ]
as Trustee

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class 1-M-[1][2][3][4][5][6][7][8] Certificates referred to in the within-mentioned Agreement.

[ ]
as Trustee

By:
Authorized Signatory

B-1-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                          (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

B-1-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________

___________________________________________________________________________________________________________,

for the account of ____________________________________________________________________________________________,

account number                         , or, if mailed by check, to ____________________________________________________________,

Applicable statements should be mailed to ________________________________________________________________________.

This information is provided by ________________________________________________________________________,

the assignee named above, or __________________________________________________________________________________, as its agent.

B-1-8

EXHIBIT B-2

FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [,] [AND] [THE CLASS 1-M-1 CERTIFICATES] [,] [AND] [THE CLASS 1-M-2 CERTIFICATES] [,] [AND] [THE CLASS 1-M-3 CERTIFICATES] [,] [AND] [THE CLASS 1-M-4 CERTIFICATES] [,] [AND] [THE CLASS 1-M-5 CERTIFICATES] [,] [AND] [THE CLASS 1-M-6 CERTIFICATES] [,] [AND] [THE CLASS 1-M-7 CERTIFICATES] [,] [AND] [THE CLASS 1-M-8 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN ONE OR MORE CLASSES OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

THIS CERTIFICATE SHALL INITIALLY BE ISSUED AS ONE OR MORE CERTIFICATES REGISTERED IN THE NAME OF THE DEPOSITORY OR ITS NOMINEE AND, EXCEPT AS PROVIDED BELOW, REGISTRATION OF SUCH CERTIFICATES MAY NOT BE TRANSFERRED BY THE TRUSTEE EXCEPT TO ANOTHER DEPOSITORY THAT AGREES TO HOLD SUCH CERTIFICATES FOR THE RESPECTIVE CERTIFICATE OWNERS WITH OWNERSHIP INTERESTS THEREIN. THE CERTIFICATE OWNERS SHALL HOLD THEIR RESPECTIVE OWNERSHIP INTERESTS IN AND TO EACH OF SUCH BOOK-ENTRY CERTIFICATES THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY AND, EXCEPT AS PROVIDED BELOW, SHALL NOT BE ENTITLED TO DEFINITIVE CERTIFICATES IN RESPECT OF SUCH OWNERSHIP INTERESTS. ALL TRANSFERS BY CERTIFICATE OWNERS OF THEIR RESPECTIVE OWNERSHIP IN THE BOOK-ENTRY CERTIFICATES SHALL BE MADE IN ACCORDANCE WITH THE PROCEDURES ESTABLISHED BY THE DEPOSITORY PARTICIPANT OR BROKERAGE FIRM REPRESENTING SUCH CERTIFICATE OWNER. EACH DEPOSITORY PARTICIPANT SHALL TRANSFER THE OWNERSHIP INTERESTS ONLY IN THE BOOK-ENTRY CERTIFICATES OF CERTIFICATE OWNERS IT REPRESENTS OR OF BROKERAGE FIRMS FOR WHICH IT ACTS AS AGENT IN ACCORDANCE WITH THE DEPOSITORY’S NORMAL PROCEDURES. THE TRUSTEE SHALL NOT BE REQUIRED TO MONITOR, DETERMINE OR INQUIRE AS TO COMPLIANCE WITH THE TRANSFER RESTRICTIONS WITH RESPECT TO THE BOOK-ENTRY CERTIFICATES, AND THE TRUSTEE SHALL HAVE NO LIABILITY FOR TRANSFERS OF OWNERSHIP INTERESTS IN THE BOOK-ENTRY CERTIFICATES MADE THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY OR BETWEEN OR AMONG DEPOSITORY PARTICIPANTS OR CERTIFICATE OWNERS, MADE IN VIOLATION OF THE APPLICABLE RESTRICTIONS.

B-2-1

ANY TRANSFEREE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS SET FORTH IN SECTION 5.02(C) OF THE AGREEMENT (AS DEFINED BELOW).

Certificate No. 1	Adjustable Pass-Through Rate

Class 1-B	Aggregate Initial Certificate Principal

Balance of the Class 1-B Certificates:

$[ ]

Date of Pooling and Servicing	Initial Certificate Principal Balance of this Certificate:

Agreement and Cut-off Date:

[ ], 2007	$[ ]

First Distribution Date:	CUSIP: [ ]

[ ], 2007

Servicer:

[Accredited Home Lenders, Inc.]

Assumed Final Distribution Date:

[ ], 20

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES [                                        ]

evidencing a percentage interest in any distributions allocable to the Class 1-B Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable-rate and fixed-rate, first and second lien, one-to-four family residential mortgage loans and adjustable-rate and fixed-rate, first lien multifamily and commercial mortgage loans formed and sold by [                                ]

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in [                                         ], the Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by

B-2-2

[                    ], the Servicer, the Trustee or any of their affiliates. None of the Company, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class 1-B Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of adjustable-rate and fixed-rate, first and second lien, one-to-four family residential mortgage loans and adjustable-rate and fixed-rate, first lien multifamily and commercial mortgage loans (the “Mortgage Loans”), formed and sold by [                                ] (hereinafter called the “Company,” which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the “Agreement”) among the Company, the Servicer and [                                    ], as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing as described in the Agreement, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the “Record Date”), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class 1-B Certificates on such Distribution Date.

Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the “Certificates”).

B-2-3

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event the Servicer advances funds with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Company and the Servicer of advances made, or certain expenses incurred, by either of them.

The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66- 2/3% of the Percentage Interests of each Class of Certificates affected thereby and with the consent of the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Certificate Insurer and the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

Any transferee shall be deemed to have made the representations set forth in Section 5.02(c) of the Agreement.

No transfer of this Class 1-B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee shall require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee and transferor shall execute a representation letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

B-2-4

The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Servicer and the Trustee and any agent of the Company, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

The Group 1 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Cut off Date. The Group 2 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Cut off Date; provided, however, that no such purchase will be permitted if it would result in a draw on the Certificate Guaranty Insurance Policy, unless the Certificate Insurer consents in writing to such purchase.

Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

B-2-5

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: [ ], 2007	[ ]
as Trustee

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class 1-B Certificates referred to in the within-mentioned Agreement.

[ ]
as Trustee

By:
Authorized Signatory

B-2-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                          (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

B-2-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________

___________________________________________________________________________________________________________,

for the account of ____________________________________________________________________________________________,

account number                         , or, if mailed by check, to ____________________________________________________________,

Applicable statements should be mailed to ________________________________________________________________________.

This information is provided by ________________________________________________________________________,

the assignee named above, or __________________________________________________________________________________, as its agent.

B-2-8

EXHIBIT B-3

FORM OF CLASS C CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN ONE OR MORE CLASSES OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), OR TO ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT ITS ACQUISITION OF THIS CERTIFICATE.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE PROPOSED TRANSFEREE OF SUCH CERTIFICATE (1) PROVIDES TO THE TRUSTEE THE APPROPRIATE TAX CERTIFICATION FORMS THAT WOULD ELIMINATE ANY WITHHOLDING OR DEDUCTION FOR TAXES FROM AMOUNTS PAYABLE BY THE RELATED SWAP PROVIDER, PURSUANT TO THE RELATED INTEREST RATE SWAP AGREEMENT, AND BY THE RELATED CAP COUNTERPARTY, PURSUANT TO THE RELATED CAP CONTRACTS, TO THE RELATED SUPPLEMENTAL INTEREST TRUST (I.E., IRS FORM W-9 OR IRS FORM W-8BEN, W-8IMY, W-8EXP OR W-8ECI, AS APPLICABLE (OR ANY SUCCESSOR FORM THERETO), TOGETHER WITH ANY APPLICABLE ATTACHMENTS) AND (2) AGREES TO UPDATE SUCH FORMS (A) UPON EXPIRATION OF ANY SUCH FORM, (B) AS REQUIRED UNDER THEN APPLICABLE U.S. TREASURY REGULATIONS AND (C) PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME OBSOLETE OR INCORRECT, EACH AS A CONDITION TO SUCH TRANSFER. IN ADDITION, NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE IF SUCH TRANSFER WOULD CAUSE THE SUPPLEMENTAL INTEREST TRUST TO BE BENEFICIALLY OWNED BY TWO OR MORE PERSONS FOR FEDERAL INCOME TAX PURPOSES, OR CONTINUE TO BE SO TREATED, UNLESS (I) EACH PROPOSED TRANSFEREE OF SUCH CERTIFICATE COMPLIES WITH THE FOREGOING CONDITIONS, AND (II) THE PROPOSED MAJORITY

B-3-1

HOLDER OF THE CLASS [1][2]-C CERTIFICATES (OR EACH HOLDER, IF THERE IS OR WOULD BE NO MAJORITY HOLDER) (X) PROVIDES, OR CAUSES TO BE PROVIDED, ON BEHALF OF THE RELATED SUPPLEMENTAL INTEREST TRUST, IF APPLICABLE, TO THE TRUSTEE, THE APPROPRIATE TAX CERTIFICATION FORM THAT WOULD BE REQUIRED FROM THE RELATED SUPPLEMENTAL INTEREST TRUST TO ELIMINATE ANY WITHHOLDING OR DEDUCTION FOR TAXES FROM AMOUNTS PAYABLE BY THE RELATED SWAP PROVIDER, PURSUANT TO THE RELATED INTEREST RATE SWAP AGREEMENT, AND BY THE RELATED CAP COUNTERPARTY, PURSUANT TO THE RELATED CAP CONTRACTS, TO THE RELATED SUPPLEMENTAL INTEREST TRUST (I.E., IRS FORM W-9 OR IRS FORM W-8BEN, W-8IMY, W-8EXP OR W-8ECI, AS APPLICABLE (OR ANY SUCCESSOR FORM THERETO), TOGETHER WITH ANY APPLICABLE ATTACHMENTS) AND (Y) AGREES TO UPDATE SUCH FORM (A) UPON EXPIRATION OF SUCH FORM, (B) AS REQUIRED UNDER THEM APPLICABLE U.S. TREASURY REGULATIONS AND (C) PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME OBSOLETE OR INCORRECT. UNDER THE AGREEMENT, UPON RECEIPT OF ANY TAX CERTIFICATION FORM PURSUANT TO THESE TRANSFER RESTRICTIONS FROM A HOLDER OF THIS CERTIFICATE, THE TRUSTEE, AS THE RELATED SUPPLEMENTAL INTEREST TRUST TRUSTEE, SHALL FORWARD SUCH TAX CERTIFICATION FORM PROVIDED TO IT TO THE RELATED SWAP PROVIDER AND RELATED CAP COUNTERPARTY. EACH HOLDER OF THIS CERTIFICATE AND EACH TRANSFEREE THEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE TRUSTEE, AS THE RELATED SUPPLEMENTAL INTEREST TRUST TRUSTEE, FORWARDING TO THE RELATED SWAP PROVIDER AND RELATED CAP COUNTERPARTY ANY TAX CERTIFICATION FORM IT HAS PROVIDED AND UPDATED IN ACCORDANCE WITH THESE TRANSFER RESTRICTIONS. ANY PURPORTED SALES OR TRANSFERS OF THIS CERTIFICATE TO A TRANSFEREE WHICH DOES NOT COMPLY WITH THESE REQUIREMENTS SHALL BE DEEMED NULL AND VOID UNDER THE AGREEMENT.

B-3-2

Certificate No. [ ]

Class [1][2]-C	Aggregate Initial Notional Amount of the Class [1][2]-C Certificates:

$ ]

Date of Pooling and Servicing	Initial Notional Amount of this Certificate:

Agreement and Cut-off Date:

[ ], 2007	$[ ]

First Distribution Date:	Initial Certificate Principal Balance

[ ], 2007	of this Certificate $[ ]

Servicer:	Percentage Interest of this

[Accredited Home Lenders, Inc.]	Certificate: [ ]%

Assumed Final Distribution Date:	CUSIP: [ ]

[ ], 20

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES [                    ]

evidencing percentage interest in the distributions allocable to the Class [1][2]-C Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable-rate and fixed-rate, first and second lien, one-to-four family residential mortgage loans and adjustable-rate and fixed-rate, first lien multifamily and commercial mortgage loans formed and sold by [                    ]

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in [                    ], the Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by [                    ], the Servicer, the Trustee or any of their affiliates. None of the Company, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other or obligation secured by or payable from payments on the Certificates.

B-3-3

This certifies that [Trustee] is the registered owner of the Percentage Interest evidenced by this Class [1][2]-C Certificate (obtained by dividing the Original Class [1][2]-C Certificate by the Original Class Certificate Principal Balance) in certain distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by [                                        ] (the “Company”). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of [                    ], 2007 (the “Agreement”) among the Company, as depositor, [Accredited Home Lenders, Inc.], as Servicer (the “Servicer”) and [                                         ], as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class [1][2]-C Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class [1][2]-C Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the “Record Date”), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [1][2]-C Certificates on such Distribution Date.

Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the “Certificates”).

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event the Servicer advances funds with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Company and the Servicer of advances made, or certain expenses incurred, by either of them.

B-3-4

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee and the Company in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the act, there shall be delivered to the Trustee and the Company of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Servicer or the Company; or there shall be delivered to the Trustee and the Company a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Company against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby and with the consent of the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Certificate Insurer and the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

B-3-5

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Servicer and the Trustee and any agent of the Company, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

The Group 1 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date. The Group 2 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date; provided, however, that no such purchase will be permitted if it would result in a draw on the Certificate Guaranty Insurance Policy, unless the Certificate Insurer consents in writing to such purchase.

Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

B-3-6

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: [ ], 2007	[ ]
as Trustee

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class [1][2]-C Certificates referred to in the within-mentioned Agreement.

[ ]
as Trustee

By:
Authorized Signatory

B-3-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                                                 (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

B-3-8

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds

to	,
for the account of	,

account number	, or, if mailed by check, to	,

Applicable statements should be mailed to	.

This information is provided by	,

the assignee named above, or	,

as its agent.

B-3-9

EXHIBIT B-4

FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN ONE OR MORE CLASSES OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), OR TO ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT ITS ACQUISITION OF THIS CERTIFICATE.

B-4-1

Certificate No. [ ]

Class [1][2]-P	Aggregate Initial Certificate Principal

Balance of the Class [1][2]-P Certificates:

$[ ]

Date of Pooling and Servicing	Initial Certificate Principal Balance of this Certificate Denomination:

Agreement and Cut-off Date:	$[ ]
[ ], 2007

First Distribution Date:	Percentage Interest of this Certificate:
[ ], 2007	[ ]%

Servicer:	CUSIP: [ ]
[Accredited Home Lenders, Inc.]

Assumed Final Distribution Date:
[ ], 20

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES [                            ]

evidencing a percentage interest in any distributions allocable to the Class [1][2]-P Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable-rate and fixed-rate, first and second lien, one-to-four family residential mortgage loans and adjustable-rate and fixed-rate, first lien multifamily and commercial mortgage loans formed and sold by [                    ]

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in [                                         ], the Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by [                                         ], the Servicer, the Trustee or any of their affiliates. None of the Company, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that [Trustee] is the registered owner of the Percentage Interest evidenced by this Class [1][2]-P Certificate (obtained by dividing the Denomination of this Class [1][2]-P Certificate by the Original Class Certificate Principal Balance) in certain distributions with

B-4-2

respect to a Trust Fund consisting primarily of a pool adjustable-rate and fixed-rate, first and second lien, one-to-four family residential mortgage loans and adjustable-rate and fixed-rate, first lien multifamily and commercial mortgage loans (the “Mortgage Loans”), formed and sold by [                                        ] (hereinafter called the “Company,” which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the “Agreement”) among the Company, the Servicer, [                                         ], as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement; to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the “Record Date”), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of Prepayment Charges and principal, if any) required to be distributed to Holders of Class [1][2]-P Certificates on such Distribution Date.

Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal allocable hereto.

This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the “Certificates”).

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event the Servicer advances funds with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

B-4-3

As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Company and the Servicer of advances made, or certain expenses incurred, by either of them.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee and the Company in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the Act, there shall be delivered to the Trustee and the Company of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Servicer or the Company; or there shall be delivered to the Trustee and the Company a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Company against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby and with the consent of the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Certificate Insurer and the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

B-4-4

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Servicer and the Trustee and any agent of the Company, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

The Group 1 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date. The Group 2 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date; provided, however, that no such purchase will be permitted if it would result in a draw on the Certificate Guaranty Insurance Policy, unless the Certificate Insurer consents in writing to such purchase.

Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

B-4-5

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: [ ], 2007	[ ]
as Trustee

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class [1][2]-P Certificates referred to in the within-mentioned Agreement.

[ ]
as Trustee

By:
Authorized Signatory

B-4-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

B-4-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds

to	,

for the account of	,

account number	, or, if mailed by check, to	,

Applicable statements should be mailed to	.

This information is provided by	,

the assignee named above, or	,

as its agent.

B-4-8

EXHIBIT B-5

FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS “RESIDUAL INTERESTS” IN [                                        ] “REAL ESTATE MORTGAGE INVESTMENT CONDUITS” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS (SECTIONS 860A THROUGH 860G) OF THE CODE.

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), OR TO ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT ITS ACQUISITION OF THIS CERTIFICATE.

THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (D) ANY ELECTING LARGE PARTNERSHIP WITHIN THE MEANING OF SECTION 775(A) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREIN REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND (4) SUCH TRANSFEREE IS NOT A NON-UNITED STATES PERSON. NOTWITHSTANDING THE

B-5-1

REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR NON-UNITED STATE PERSON OR AN AGENT OF A DISQUALIFIED ORGANIZATION OR NON-UNITED STATES PERSON, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

B-5-2

Certificate No. 1

Class R

Date of Pooling and Servicing	Percentage Interest: 100%

Agreement and Cut-off Date: [ ], 2007

First Distribution Date: [ ], 2007

Servicer: [Accredited Home Lenders, Inc.]

Assumed Final Distribution Date: [ ], 20	CUSIP: [ ]

MORTGAGE PASS-THROUGH CERTIFICATE,

SERIES [                            ]

evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable-rate and fixed-rate, first and second lien, one-to-four family residential mortgage loans and adjustable-rate and fixed-rate, first lien multifamily and commercial mortgage loans formed and sold by [ ]

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in [                                         ], the Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by [                                         ], the Servicer, the Trustee or any of their affiliates. None of the Company, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that [Accredited Home Lenders, Inc.] is the registered owner of the Percentage Interest evidenced by this Certificate stated above in certain distributions with respect to a Trust Fund, consisting primarily of a pool of adjustable-rate and fixed-rate, first and second lien, one-to-four family residential mortgage loans and adjustable-rate and fixed-rate, first lien multifamily and commercial mortgage loans (the “Mortgage Loans”), formed and sold by [                                        ] (hereinafter called the “Company,” which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the “Agreement”) among the

B-5-3

Company, the Servicer, [                                         ], as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

This Certificate does not have a principal balance or pass-through rate and will be entitled to distributions only to the Patent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office or agency maintained by the Trustee.

This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the “Certificates”).

As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Company and the Servicer of advances made, or certain expenses incurred, by either of them.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee and the Company in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the Act, there shall be delivered to the Trustee and the Company of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Servicer or the Company; or there shall be delivered to the Trustee and the Company a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Company against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit and agreement of the proposed transferee and (b) a transfer affidavit of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and agreement and to deliver a transfer affidavit to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this

B-5-4

Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee, and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee. Pursuant to the Agreement, the Trustee will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest on a Class [R] Certificate in violation of the restrictions mentioned above.

The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby and with the consent of the Certificate Insurer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Certificate Insurer and the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an, assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Servicer and the Trustee and any agent of the Company, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

B-5-5

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

The Group 1 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date. The Group 2 Certificates are subject to termination in whole, but not in part, by the Servicer, on or after the Distribution Date on which the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the end of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date; provided, however, that no such purchase will be permitted if it would result in a draw on the Certificate Guaranty Insurance Policy, unless the Certificate Insurer consents in writing to such purchase.

Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

B-5-6

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: [ ], 2007	[ ]
as Trustee

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class [R] Certificates referred to in the within-mentioned Agreement.

[ ]
as Trustee

By:
Authorized Signatory

B-5-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of assignor

B-5-8

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds

to	,

for the account of	,

account number	, or, if mailed by check, to	,

Applicable statements should be mailed to	.

This information is provided by	,

as its agent.

B-5-9

EXHIBIT C

FORM OF CUSTODIAN’S INITIAL CERTIFICATION

                    , 20

[                                         ]

[ADDRESS]

Re:	Pooling and Servicing Agreement, dated as of [ ], 2007 among [ ], [ ] and [ ], Mortgage Pass-Through Certificates, Series [ ]

Ladies and Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession; (ii) such documents have reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in items (iii) and (iv) of the definition or description of “Mortgage Loan Schedule” is correct.

The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Custodian makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Custodian makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Custodian.

C-1

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

[ ]

By:
Name:
Title:

C-2

EXHIBIT D

FORM OF CUSTODIAN FINAL CERTIFICATION

                    , 20

[                                         ]

[ADDRESS]

[                                         ]

[ADDRESS]

Re:	Pooling and Servicing Agreement, dated as of [ ], 2007 among [ ], [ ] and [ ], Mortgage Pass-Through Certificates, Series [ ]

Ladies and Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.01.

The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Custodian makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Custodian makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Custodian.

D-1

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

[ ]

By:
Name:
Title:

D-2

EXHIBIT E

FORM OF REMITTANCE REPORT

FNMA LENDER NUMBER	CUTOFF DATE	INVESTOR LOAN NUMBER	LOAN NUMBER	OTHER LOAN NUMBER	BORROWER NAME	BORROWER FIRST NAME	LENDER NUMBER	LOAN NOTE RATE	SCHEDULED NOTE RATE	PREVIOUS INDEX VALUE	NEW INDEX VALUE	LOAN PAYMENT AMOUNT	LOAN SCHEDULED PAYMENT AMOUNT
Reserved for future use	Date data posted to system

FNMA LENDER NUMBER	INTEREST REMITTED	SCHEDULED PRINCIPAL AMOUNT	CURTAILMENT AMOUNT	PRINCIPAL ADJUSTMENTS	FORECLOSURE PRINCIPAL	LIQUIDATION PRINCIPAL	PAYOFF DATE	LOAN STATUS	BEGINNING INVESTOR BALANCE	SCHEDULED PART PRINCIPAL	REO PROPERTY NUMBER
Reserved for future use	scheduled interest				Used for liquidation principal	Used for prepays- in-full			Beginning scheduled balance	Ending scheduled balance

FNMA LENDER NUMBER	INTEREST PAID TO DATE	RATE NEXT CHANGE	PMT NEXT CHANGE	FORECLOSURE STATUS	SALE CURRENT SERVICE FEE RATE	SERVICER CUSTNO	SERVICER FEE	ARM PLAN CODE	LOAN PARTICIPANT PRINCIPAL	INVESTOR CUSTNO	SALE NUMBER	INVESTOR TYPE	PURCHASE NUMBER
Reserved for future use				Status code for loans in foreclosure and REO		Servicer ID #			Actual UPB	Investor ID #

FNMA LENDER NUMBER	BANKRUPTCY STATUS	PROPERTY STREET NUMBER	PROPERTY STREET NAME	PROPERTY CITY	STATE CODE	ZIP CODE	ORIGINAL TERM	ORIGINAL LOAN BALANCE	ORIGINAL RATE	ORIGINAL PAYMENT AMOUNT	FIRST PAYMENT DATE	LOAN REMAINING TERM	MATURITY DATE
Reserved for future use

E-1

FNMA LENDER NUMBER	RATE LIFE CAP	RATE CHANGE FREQUENCY	SINGLE DEBIT PART PRINCIPAL	ACTUAL PRINCIPAL COLLECTED	ACTUAL INTEREST COLLECTED	REO LOSS	INTEREST ADJUSTMENT ON PAYOFF	INTEREST ADJUSTMENT ON REO	MASTER SERVICE FEE EARNED
Reserved for future use

INVESTOR_REMITTANCE_HISTORY
LOAN NUMBER	INVESTOR LOAN NUMBER	INVESTOR CUST NUMBER	SALE NUMBER	LOAN STATUS	LOAN STATUS DATE	ANCILLARY FEES REMITTED INV	ANCILLARY FEES REMITTED OTHER
113631871	1103631871	3621	32	2	15-Feb-07	0	0

E-2

EXHIBIT F-1

REQUEST FOR RELEASE

(for Custodian)

Loan Information
Name of Mortgagor:
Servicer
Loan No.:

Trustee
Name:
Address:

Trustee
Mortgage File No.:

F-1-1

Request for Requesting Documents (check one):

1.	Mortgage Loan Liquidated.

(The Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and deposited into the Custodial Account to the extent required pursuant to the Pooling and Servicing Agreement.)

2.	Mortgage Loan in Foreclosure.

3.	Mortgage Loan Repurchased Pursuant to Section 9.01 of the Pooling and Servicing Agreement.

4.	Mortgage Loan Repurchased Pursuant to Article II of the Pooling and Servicing Agreement.

(The Servicer hereby certifies that the repurchase price has been deposited into the Custodial Account pursuant to the Pooling and Servicing Agreement.)

5.	Other (explain).

F-1-2

The undersigned Servicer hereby acknowledges that it has received from the Trustee for the Holders of Mortgage Pass-Through Certificates, Series [            ], the documents referred to below (the “Documents”). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of [            ]            , 2007 (the “Pooling and Servicing Agreement”), among [            ],[            ] and the Trustee.

( )	Promissory Note dated , 200 , in the original principal sum of $ , made by , payable to, or endorsed to the order of, the Trustee.

( )	Mortgage recorded on as instrument no. in the County Recorders Office of the County of , State of in book/reel/docket of official records at page/image .

( )	Deed of Trust recorded on as instrument no. in the County Recorder’s Office of the County of , State of in book/reel/docket of official records at page/image .

( )	Assignment of Mortgage or Deed of Trust to the Trustee, recorded on as instrument no. in the County Recorder’s Office of the County of , State of in book/reel/docket of official records at page/image .

( )	Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )

( )

( )

( )

F-1-3

The undersigned Servicer hereby acknowledges and agrees as follows:

(1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

(2) The Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

(3) The Servicer shall return each and every Document previously requested from the Mortgage File to the Custodian when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Custodial Account and except as expressly provided in the Agreement.

(4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer’s possession, custody or control.

[	]

By:
Title:

Date:                     , 200

F-1-4

EXHIBIT F-2

REQUEST FOR RELEASE

[Mortgage Loans Paid in Full]

OFFICER’S CERTIFICATE AND TRUST RECEIPT

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES [            ]

                                          HEREBY CERTIFIES THAT HE/SHE IS AN OFFICER OF THE SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER:	BORROWER’S NAME:

COUNTY:

F-2-1

WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE CUSTODIAL ACCOUNT PURSUANT TO SECTION 3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

DATED:

//	VICE PRESIDENT

//	ASSISTANT VICE PRESIDENT

F-2-2

EXHIBIT G-1

FORM OF INVESTOR REPRESENTATION LETTER

                    , 200

[                                         ]

[ADDRESS]

[                                         ]

[ADDRESS]

Re:	[New Accredited Securitization Subsidiary]

Mortgage Pass-Through Certificates Series [            ], Class [_] Certificates

Ladies and Gentlemen:

                     (the “Purchaser”) intends to purchase from                      (the “Seller”) $             Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series [            ], Class              (the “Certificates”), issued pursuant to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of [            ], 2007 among [            ], as depositor (the “Company”), [            ], as Servicer, [            ], as trustee (the “Trustee”). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the “Act”) or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an “accredited investor” within the meaning of Rule 501 (a) promulgated pursuant to the Act.

G-1-1

4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser’s decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6. The Purchaser is not an employee benefit plan or other retirement arrangement, including an individual retirement account or Keogh plan, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended (any of the foregoing, a “Plan”), and is not acting on behalf of any Plan or using “plan assets” of any Plan to effect its acquisition of the Certificates.

Very truly yours,

(Purchaser)

By:
Name:
Title:

G-1-2

EXHIBIT G-2

FORM OF TRANSFEROR REPRESENTATION LETTER

                    , 200

[                                         ]

[ADDRESS]

[                                         ]

[ADDRESS]

Re:	[ ]

Mortgage Pass-Through Certificates, Series [            ], Class [    ] Certificates

Ladies and Gentlemen:

In connection with the sale by                      (the “Seller”) to              (the “Purchaser”) of $             Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series [                    ], Class              (the “Certificates”), issued pursuant to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of [                    ], 2007 among [                    ], as depositor (the “Company”), [                    ], as Servicer, [                    ], as trustee (the “Trustee”). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the “Act”), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

G-2-1

Very truly yours,

(Seller)

By:
Name:
Title:

G-2-2

EXHIBIT G-3

FORM OF RULE 144A INVESTMENT REPRESENTATION

Description of Rule 144A Securities, including numbers:

[                    ]

Mortgage Pass-Through Certificates

Series [                    ], Class             , No.

The undersigned seller, as registered holder (the “Transferor”), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the “Buyer”).

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the “1933 Act”), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another “qualified institutional buyer” as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Servicer pursuant to Section 5.02 of the Pooling and Servicing Agreement as follows:

a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Servicer.

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d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e. The Buyer is a “qualified institutional buyer” as that term is defined in Rule 144 under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144 Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

3. The Buyer warrants and represents to, and covenants with, the Transferor, the Servicer and the Company that it is not an employee benefit plan or other retirement arrangement, including an individual retirement account or Keogh plan, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended (any of the foregoing, a “Plan”), and is not acting on behalf of any Plan or using “plan assets” of any Plan to effect its acquisition of the Rule 144A Securities.

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

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IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Transferor	Print Name of Buyer

By:	By:
Name:	Name:
Title:	Title:

Taxpayer Identification:	Taxpayer Identification:

No.	No.

Date:	Date:

G-3-3

ANNEX 1 TO EXHIBIT G-

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $            1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statement, a copy of which is attached hereto.

Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

[1]

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

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Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

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5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

Yes	No	Will the Buyer be purchasing the Rule 144A Securities only for the Buyer’s own account?

6. If the answer to the foregoing question is “no”, the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer’s purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

Print Name of Buyer

By:
Name:
Title:

Date:

G-3-6

ANNEX 2 TO EXHIBIT G-3

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers That Are Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2. In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used.

The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer’s own account.

G-3-7

6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer’s purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer

By:
Name:
Title:

IF AN ADVISER:

Print Name of Buyer

Date:

G-3-8

EXHIBIT G-4

FORM OF TRANSFEROR CERTIFICATE

                    , 200

[                                         ]

[ADDRESS]

[                                         ]

[ADDRESS]

Re:	[ ]

Mortgage Pass-Through Certificates

Series [                    ], Class [R]

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by                                          (the “Seller”) to                                          (the “Purchaser”) of a     % Percentage Interest in the Mortgage Pass-Through Certificates, Series [        ], Class [R] “Certificates”), issued pursuant to Section 5.02 of the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of [                    ], 2007, among [                                         ], as depositor (the “Company”), [                                         ], as Servicer and [                                         ], as trustee (the “Trustee”). All terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the sale of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-5. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they have become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

G-4-1

4. The Seller has no actual knowledge that the proposed Transferee is a Disqualified Organization, an agent of a Disqualified Organization or a Non-United States Person.

Very truly yours,

(Seller)

By:
Name:
Title:

G-4-2

EXHIBIT G-5

FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF	)
:ss.
COUNTY OF	)

                                         , being first duly sworn, deposes, represents and warrants:

1. That he/she is [Title of Officer] of [Name of Owner], a [savings institution] [corporation] duly organized and existing under the laws of [the State of                     ] [the United States], (the “Investor”), (record or beneficial owner of the Class R Certificates (the “Certificates”) on behalf of which he/she makes this affidavit and agreement). This Class R Certificates were issued pursuant to the Pooling and Servicing Agreement, dated as of [                    ], 2007 (the “Agreement”), among [                                         ], as depositor (the “Depositor”), [                                         ], as Servicer (the “Servicer”), and [                                         ], as trustee (the “Trustee”).

1. The Investor is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Investor is not acquiring its Ownership Interest in the Certificates for the account of a Person other than a Permitted Transferee.

2. The Investor has been advised and understands that (i) a tax will be imposed on Transfers of the Certificates to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the Transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if a subsequent transferee furnishes to such Person an affidavit that such subsequent transferee is a Permitted Transferee, and at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

3. The Investor has been advised and understands that a tax will be imposed on a “pass-through entity” holding the Certificates if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Investor understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury regulations, Persons holding interests in pass-through entities as a nominee for another Person.)

4. The Investor has reviewed the provisions of Section 5.02(e) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificates, including, without limitation, the restrictions on subsequent Transfers and the

G-5-1

provisions regarding voiding any prohibited Transfers and mandatory sales. The Investor expressly agrees to be bound by, and to abide by, such provisions of the Agreement and the restrictions noted on the face of the Certificates. The Investor understands and agrees that any breach of any of the representations included herein shall render the Transfer of the Certificates to the Investor contemplated hereby null and void. The Investor consents to any amendment of the Agreement that shall be deemed necessary by the Depositor (upon advice of nationally recognized counsel) to constitute a reasonable arrangement to ensure that the Certificate will not be owned directly or indirectly by a Person other than a Permitted Transferee.

5. The Investor agrees not to Transfer the Certificates, or cause the Transfer of the Certificates by a Person for whom the Investor is acting as nominee, trustee or agent, in each case unless (i) it has received an affidavit in substantially the same form as this affidavit containing these same representations and covenants from the subsequent transferee. In connection with any such Transfer by the Investor, the Investor agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit G-4 to the Agreement to the effect that the Investor has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

6. The Investor has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes associated with holder an Ownership Interest in the Certificates may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due. The Investor does not have the intention, and no purpose of the Transfer of the Certificates to the Investor is, to impede the assessment or collection of any tax legally required to be paid with respect to the Certificates.

7. The Investor’s U.S. taxpayer identification number is [                    ].

8. The Investor is a United States Person.

9. The Investor is aware that the Certificates may be a “noneconomic residual interest” within the meaning of Treasury regulations promulgated under Section 860E of the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

10. The Investor will not cause income from the Certificates to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Investor or any other United States Person.

11. Check one of the following:

☐ The Transfer of the Certificates complies with U.S. Treasury Regulation Sections 1.860E-1(c)(7) and (8) and, accordingly:

(i) the present value of the anticipated tax liabilities associated with holding the Certificates does not exceed the sum of:

(a)	the present value of any consideration given to the Investor to acquire such Certificates;

G-5-2

(b)	the present value of the expected future distributions on such Certificates; and

(c)	the present value of the anticipated tax savings associated with holding such Certificates as the related REMIC generates losses; and

(ii) the Transfer of the Certificates will not result in such Certificates being held, directly or indirectly, by a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Investor or any other United States Person.

For purposes of the calculation in clause (i) above, (x) the Investor is assumed to pay tax at the highest rate currently specified in Section 11(b)(1) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b)(1) of the Code if the Investor has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (y) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Investor.

☐ The Transfer of the Certificates complies with U.S. Treasury Regulation Sections 1.860E-1(c)(5) and (6) and, accordingly:

(i)	the Investor is an “eligible corporation,” as defined in U.S. Treasury Regulation Section 1.860E-1(c)(6)(i), as to which income from the Certificates will only be taxed in the United States;

(ii)	at the time of the Transfer, and at the close of the Investor’s two fiscal years preceding the fiscal year of the transfer, the Investor had gross assets for financial reporting purposes (excluding any obligation of a “related person” to the Investor within the meaning of U.S. Treasury Regulation Section 1.860E-1(c)(6)(ii) and any other asset the principal purpose of which is to permit the Investor to satisfy the condition of this clause (ii)) in excess of $100 million and net assets in excess of $10 million;

(iii)	the Investor will transfer the Certificates only to another “eligible corporation,” as defined in U.S. Treasury Regulation Section 1.860E-1(c)(6)(i), in a transaction in which the requirements of U.S. Treasury Regulation Sections 1.860E-1(c)(4)(i), (ii) and (iii) and -1(c)(5) are satisfied and, accordingly, the subsequent transferee provides a similar affidavit with this box checked; and

(iv)

the Investor determined the consideration paid to it to acquire the Certificates based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss

G-5-3

assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Investor) that it has determined in good faith and has concluded that such consideration, together with other assets of the Investor, will be sufficient to cover the taxes associated with the Certificates.

☐ None of the above.

11.(a) The Investor is not an employee benefit plan or other retirement arrangement, including an individual retirement account or Keogh plan, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended (any of the foregoing, a “Plan”), and is not acting on behalf of any Plan or using “plan assets” of any Plan to effect its acquisition of the Certificates.

(b) The Investor hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Servicer that the Investor will not transfer the Certificates to any Plan or to any Person acting on behalf of any Plan or using “plan assets” of any Plan to effect its acquisition of the Certificates.

G-5-4

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this      day of                 ,         .

[NAME OF INVESTOR]

By:
[Name of Officer]
[Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

G-5-5

FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

The undersigned is the [Title of Officer] of [Name of Transferor] (the “Owner”), the proposed transferor of an Ownership Interest in the [                                         ], Mortgage pass-through Certificates, Series [                    ], Class [R-1][R-2][R-3] Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement (the “Agreement”) relating to the Certificate, dated as of [                                              ], 2007, among [                                              ], as depositor (the “Depositor”), [                                              ], as Servicer (“the Servicer”) and [                                         ], as trustee (the “Trustee”), and makes this affidavit on behalf of the Owner for the benefit of the Depositor and the Trustee. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement.

1. The Owner is not transferring the Certificate to impede the assessment or collection of any tax.

2. The Owner has no actual knowledge that the proposed Transferee of the Certificate: (i) has insufficient assets to pay any taxes that would be owed by such Transferee as Holder of the Certificate; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Certificate remains outstanding; and (iii) is not a Permitted Transferee.

3. The Owner understands that the proposed Transferee has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2. The Owner does not know or believe that any representation contained therein is false.

4. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the proposed Transferee as contemplated by Treasury Regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the proposed Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the proposed Transferee will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of the Certificate may not be respected for U.S. federal income tax purposes (and the Owner may continue to be liable for U.S. federal income taxes associated therewith) unless the Owner has conducted such an investigation.

G-5-6

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this          day of                 , 20    .

[NAME OF OWNER]

By:
Name:	[Name of Officer]
Title:	[Title of Officer]

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this          day of                 , 20    .

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the          day of                 , 20    .

G-5-7

EXHIBIT H

MORTGAGE LOAN SCHEDULE

H-1

EXHIBIT K

[                    ] SERVICING GUIDE

(Provided Upon Request)

K-1

EXHIBIT L-1

FORM OF CERTIFICATION TO BE PROVIDED BY THE DEPOSITOR WITH

FORM 10-K

Re:    [                                         ] (the “Issuing Entity”) Asset-Backed Certificates, Series [                    ]

I, [identify the certifying individual], certify, that:

1.	I have reviewed this report on Form 10-K, and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of [ ] (the “Exchange Act periodic reports”);

2.	Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.	Based on my knowledge and the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5.	All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [                    ].

[ ]

By:
Name:
Title:
Date:

J-1

EXHIBIT L-2

FORM OF CERTIFICATION TO BE PROVIDED TO THE DEPOSITOR BY THE TRUSTEE

Re:	[ ] (the “Issuing Entity”) Asset-Backed Certificates, Series [ ]

I, [identify the certifying individual], a [title] of [                    ], as Trustee, hereby certify to [                    ] (the “Depositor”), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.	I have reviewed the annual report on Form 10-K for the fiscal year 20[ ], and all reports on Form 10-D containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced issuing entity;

2.	Based on my knowledge and assuming the accuracy and completeness of the information provided to the Trustee by the Servicer, the information in these distribution reports prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by that annual report provided to me by the Servicer; and

3.	Based on my knowledge, the distribution information required to be provided under Form 10-D by the Trustee under the Pooling and Servicing Agreement is included in these distribution reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated [                    ], between [                                         ].

[ ], as Trustee

By:
Name:
Title:
Date:

L-3-1

EXHIBIT M

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Key: X – obligation

Reg AB Reference	Servicing Criteria	Servicer	Trustee
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	If applicable	If applicable
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.	If become contractually obligated	If become contractually obligated
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel	X	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X	X

Reg AB Reference	Servicing Criteria	Servicer	Trustee
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access	X	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X	X
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.	X	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements		X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X	X
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or reagings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X

EXHIBIT N

FORM 10-D, FORM 8-K AND FORM 10-K

REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.11 of the Pooling and Servicing Agreement.

Under Item 1 of Form 10-D: a) items marked “4.02 statement” are required to be included in the periodic reports prepared by the Trustee under Section 4.02 of the Pooling and Servicing Agreement, provided by the Trustee based on information received from the Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the 4.02 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items of Form 8-K and Form 10-K set forth in this exhibit shall be sent to the Trustee and the Depositor, as applicable as set forth in Section 3.11 of the Pooling and Servicing Agreement.

Form	Item	Description	Responsible Party
10-D	Must be filed within 15 days of the Distribution Date.
	1	Distribution and Pool Performance Information
Item 1121(a) – Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.	4.02 statement
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.	4.02 statement
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:	4.02 statement
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.	4.02 statement

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.

4.02 statement
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.	4.02 statement
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.	4.02 statement

(4) Beginning and ending principal balances of the asset-backed securities.	4.02 statement

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.

4.02 statement
(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.	4.02 statement

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of

Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.

4.02 statement

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average life, weighted average remaining term, pool factors and prepayment amounts.

4.02 statement Updated pool composition information fields to be as specified by Depositor from time to time
(9) Delinquency and loss information for the period. In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets.	4.02 statement. Form 10-D report: Depositor

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.

4.02 statement
(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	Form 10-D report; Sub-Servicer
(12) Material breaches of pool asset representations or warranties or transaction covenants.	Form 10-D report: Sub-Servicer
(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.	4.02 statement
(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,	Form 10-D report: Depositor
[information regarding] any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms),	Form 10-D report: Depositor

	such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable. Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.	Form 10-D report: Depositor
	Item 1121(b) – Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).	Depositor
2	Legal Proceedings

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

Seller

Depositor

Trustee

Issuing entity

Servicer

Originator

Custodian

Seller Depositor Trustee Depositor Servicer Originator Custodian
3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

Depositor
4	Defaults Upon Senior Securities
	Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)	N/A
5	Submission of Matters to a Vote of Security Holders
	Information from Item 4 of Part II of Form 10-Q	Trustee

	6	Significant Obligors of Pool Assets
		Item 1112(b) – Significant Obligor Financial Information*	N/A
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
	7	Significant Enhancement Provider Information
		Item 1114(b)(2) – Credit Enhancement Provider Financial Information* Determining applicable disclosure threshold Obtaining required financial information or effecting incorporation by reference	N/A N/A

Item 1115(b) – Derivative Counterparty Financial Information*

Determining current maximum probable exposure

Determining current significance percentage

Obtaining required financial information or effecting incorporation by reference

Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Party for the applicable Form 8-K item as indicated below
	9	Exhibits
		Distribution report	Trustee
		Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor
8-K	Must be filed within four business days of an event reportable on Form 8-K.
	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

Depositor
	1.02	Termination of a Material Definitive Agreement
		Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party. Examples: servicing agreement, custodial agreement.	Depositor

1.03	Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, if known to the Depositor, Sub-Servicer or Trustee, with respect to any of the following:

Sponsor (Seller), Depositor, Sub-Servicer, Trustee, Swap Provider, Custodian

Depositor/Sub-Servicer
2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the 4.02 statement

N/A
3.03	Material Modification to Rights of Security Holders
	Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement	Party requesting material modification
5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
	Disclosure is required of any amendment “to the governing documents of the issuing entity”	Depositor
5.06	Change in Shell Company Status
	[Not applicable to ABS issuers]	Depositor
6.01	ABS Informational and Computational Material
	[Not included in reports to be filed under Section 4.07]	Depositor
6.02	Change of Servicer or Trustee
	Requires disclosure of any removal, replacement, substitution or addition of any Servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee. Reg AB disclosure about any new servicer or trustee is also required.	Trustee or Servicer
6.03	Change in Credit Enhancement or Other External Support
	Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives. Reg AB disclosure about any new enhancement provider is also required.	Depositor

	6.04	Failure to Make a Required Distribution	Trustee
	6.05	Securities Act Updating Disclosure
		If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.	Depositor
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
	7.01	Regulation FD Disclosure	Depositor
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.	Depositor
	9.01	Financial Statements and Exhibits	The Responsible Party applicable to reportable event
10-K	Must be filed within 90 days of the fiscal year end for the registrant.
	9B	Other Information
		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Party for the applicable Form 8-K item as indicated above
	15	Exhibits and Financial Statement Schedules
		Item 1112(b) – Significant Obligor Financial Information	N/A
		Item 1114(b)(2) – Credit Enhancement Provider Financial Information Determining applicable disclosure threshold Obtaining required financial information or effecting incorporation by reference	N/A N/A

Item 1115(b) – Derivative Counterparty Financial Information

Determining current maximum probable exposure

Determining current significance percentage

Obtaining required financial information or effecting incorporation by reference

Depositor
Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

Seller Depositor Trustee Issuing entity Servicer Originator Custodian	Seller Depositor Trustee Issuing entity Servicer Originator Custodian

Item 1119 – Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:

Seller

Depositor

Trustee

Issuing entity

Servicer

Originator

Custodian

Credit Enhancer/Support Provider, if any

Significant Obligor, if any

Seller Depositor Trustee (only with respect to affiliations with the sponsor, depositor or issuing entity) Issuing entity Servicer Originator Depositor Depositor
Item 1122 – Assessment of Compliance with Servicing Criteria	Each Party participating in the servicing function
Item 1123 –Servicer Compliance Statement	Servicer

EXHIBIT O

OFFICER’S CERTIFICATE REGARDING ANNUAL STATEMENT OF COMPLIANCE

[                    ], Series [            ]

Asset-Backed Certificates, Series [            ]

I,                                         , hereby certify that I am a duly appointed                                                       of Accredited Home Lenders, Inc. (the “Servicer”), and further certify as follows:

1.	This certification is being made pursuant to the terms of the Pooling and Servicing Agreement, dated as of [ ] (the “Servicing Agreement”), among [ ], as issuing entity, Accredited Acceptance Corp., as depositor, the Servicer as sponsor and servicer and [ ], as trustee.

2.	I have reviewed the activities of the Servicer during the preceding calendar year and the Servicer’s performance under the Servicing Agreement has been made under my supervision and to the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the year.

Capitalized terms not otherwise defined herein have the meanings set forth in the Servicing Agreement.

Date:

Name:
Title:

O-

EXHIBIT P

ADDITIONAL DISCLOSURE NOTIFICATION

[                                         ]

[ADDRESS]

Fax: [                        ]

E-mail: [                                        ]

[                                         ]

[ADDRESS]

Fax: [                        ]

E-mail: [                                        ]

Attn: [                                        ]

[                                                   ]

RE: **Additional Form [    ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section [3.16(a)(v)] of the Pooling and Servicing Agreement, dated as of [                        ], 2007, among [                                         ], as depositor, [                                         ], as Servicer, and [                                         ], as trustee. The Undersigned, as [Name of Party], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [    ].

Description of Additional Form [    ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form  [    ] Disclosure:

Any inquiries related to this notification should be directed to  [    ], phone number:  [    ]; email address:  [    ].

[NAME OF PARTY] as [role]

By:
Name:
Title:

P-1